As filed with the Securities and Exchange Commission on July 28, 2005

Securities Act File No. 333-99387
Investment Company Act File No. 811-21196

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 3	|X|
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 4	|X|
(Check appropriate box or boxes)

WCMA® Money Fund
(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536
(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (609) 282-2800

Robert C. Doll, Jr.
WCMA® Money Fund
800 Scudders Mill Road, Plainsboro, New Jersey 08536
Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: SIDLEY AUSTIN BROWN & WOOD LLP 787 Seventh Avenue New York, New York 10019-6018 Attention: Laurin Blumenthal Kleiman, Esq.	Andrew J. Donohue, Esq. FUND ASSET MANAGEMENT, L.P. P.O. Box 9011 Princeton, New Jersey 08543-9011

Jeffrey S. Alexander, Esq.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
World Financial Center, North Tower 250 Vesey Street
New York, New York 10281-1220

It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $.10 per share.

Master Money Trust also has executed this Registration Statement.

[LOGO] Merrill Lynch Investment Managers	www.mlim.ml.com

Prospectus

July 28, 2005

WCMA® Money Fund
WCMA® Government Securities Fund
WCMA® Tax-Exempt Fund
WCMA® Treasury Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

WCMA FUNDS

Key Facts [ICON]

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities with maturities of not more than 397 days (13 months) or for U.S. Government Securities, 762 days (25 months).

U.S. Government Securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

WCMA MONEY FUND AT A GLANCE

What are the Money Fund’s investment objectives?

The investment objectives of the Money Fund are to seek current income, preservation of capital and liquidity.

What are the Money Fund’s main investment strategies?

The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of U.S. dollar-denominated short term securities. These securities consist primarily of short term U.S. Government securities, U.S. Government agency securities, bank obligations, commercial paper, including asset backed commercial paper, corporate notes and repurchase agreements. The Fund also may invest in obligations of domestic and foreign banks and other short term debt securities issued by U.S. and foreign entities. The Fund may invest up to 25% of its total assets in foreign bank money instruments. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Other than U.S. Government and certain U.S. Government Agency securities, the Money Fund invests in short term securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Money Fund also may invest in unrated short term securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain short term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

The Money Fund is a “feeder” fund that invests all of its assets in the Master Money Trust (the “Money Trust”), which has the same investment objectives and strategies as the Fund. All investments will be made at the Money Trust level. This structure is sometimes called a “master/feeder” structure. The Money Fund’s investment results will correspond directly to the investment results of the Money Trust in which it invests. For simplicity, this prospectus uses the term “Money Fund,” with respect to the Money Fund, to include the Money Trust.

WCMA MONEY FUND	3

[ICON] Key Facts

U.S. Government Agency Securities —debt securities issued or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the United States. These securities may not be supported by the full faith and credit of the United States.

Repurchase Agreements — agreements in which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

What are the main risks of investing in the Money Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Money Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by the Money Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Money Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Money Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Foreign Market Risk — the risk that the Money Fund may have difficulty buying and selling on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Repurchase Agreements; Purchase and Sale Contracts — the Money Fund buys a security from another party, which agrees to buy it back at an agreed time and price. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

4	WCMA MONEY FUND

Who should invest?

Shares of the Money Fund are offered to subscribers in the Working Capital Management Account® (“WCMA”) financial service (“WCMA service”) and investors in certain other Merrill Lynch business account programs.

The Money Fund may be an appropriate investment for you if you:

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities
•	Are looking for preservation of capital
•	Are looking for current income and liquidity

WCMA MONEY FUND	5

[ICON] Key Facts

RISK/RETURN BAR CHART FOR WCMA MONEY FUND

The bar chart and table shown below provide an indication of the risks of investing in the Money Fund and the Money Trust.

The Money Fund is a feeder fund of the Money Trust. On February 13, 2003, the Money Trust commenced operations by acquiring all of the portfolio investments of CMA Money Fund, the initial feeder fund of the Trust. The Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Money Fund’s commencement of operations) is based upon the performance of the Money Trust’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Money Fund’s Class 3 shares. The bar chart shows changes in the performance of the Money Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Money Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Money Trust’s initial feeder fund and the Money Fund performed in the past is not necessarily an indication of how the Money Trust of the Money Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.53% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.14% (quarter ended March 31, 2004). The Money Fund’s year-to-date return as of June 30, 2005 was 1.08%.

6	WCMA MONEY FUND

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Money Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Money Fund and Money Trust.

Management Fee — a fee paid to the Manager for managing the Money Trust.

Distribution Fees — fees used to support the Money Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

Administrative Fee — a fee paid to Fund Asset Management, the Administrator, for providing administrative services to the Money Fund.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years*	Ten Years*

Money Fund

Class 1	0.19%	2.24%	3.52%

Class 2	0.55%	2.55%	3.85%

Class 3	0.88%	2.64%	3.89%

Class 4	0.88%	2.64%	3.89%

*	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Money Fund’s predecessor Fund. The returns for each class of the CMA Money Fund’s shares, however, reflect the management, distribution and service (12b-1) fees applicable to that class of shares.

FEES AND EXPENSES FOR WCMA MONEY FUND

The Money Fund offers four share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

The table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Money Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Class 1	Class 2		Class 3		Class 4

Maximum Annual Account Fee(a)	$300	$300		$300		$300

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):

Management Fee(c)	0.130%	0.130%		0.130%		0.130%

Distribution and/or Service (12b-1) Fees(d)	1.000%	0.675%		0.375%		0.375%

Other Expenses (including transfer agency and administrative fees)(e)(f)	0.340%	0.345%		0.345%		0.335%

Total Annual Fund Operating Expenses	1.47%	1.15%		0.85%		0.84%

Fee Waiver and/or Expense Reimbursement	—	(0.24	%)(h)	(0.27	%)(h)	(0.26	%)(h)

Net Expenses(g)	1.47%	0.91%		0.58%		0.58%

(footnotes continued on next page)

WCMA MONEY FUND	7

[ICON] Key Facts

(footnotes continued from previous page)

(a)	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different fees.

(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Money Trust.

(c)	Paid by the Trust.

(d)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials.

(e)

Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Trust. The Fund and the Trust will reimburse the Manager or its affiliates for such services.

(f)	Includes administrative fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

(g)

Merrill Lynch and the Manager may reduce or waive certain additional fees and/or expenses incurred by the Money Fund on a voluntary basis, although they assume no duty to do so. The effect of any such additional fee/expense reductions may be to temporarily increase and/or preserve some positive yield of the Money Fund’s shares. This voluntary arrangement does not require Merrill Lynch or the Manager to contribute money to the Money Fund if the portfolio investments underlying a share class do not produce a positive yield or for any other reason. These fee/expense reductions do not guarantee that any Money Fund share class will earn a positive, rather than a negative, yield. There is no guarantee that these fee/expense reductions, if made, will remain in effect. After taking into account this voluntary waiver, the Total Annual Fund Operating Expenses for Class 1 is 1.35%.

(h)

With respect to Class 2, Class 3 and Class 4 shares, the Manager and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Money Fund’s fees and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares is .32% higher than that of the Money Trust’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the Money Trust’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term, and is renewable.

8	WCMA MONEY FUND

Example:

This example is intended to help you compare the cost of investing in the Money Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class 1	Class 2		Class 3		Class 4

One Year	$ 150	$ 93		$ 59		$ 59

Three Years	$ 465	$ 342	*	$ 244	*	$ 242	*

Five Years	$ 803	$ 610	*	$ 445	*	$ 440	*

Ten Years	$1,757	$1,376	*	$1,024	*	$1,013	*

*	These expenses do not reflect the continuation of the contractual arrangements to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Money Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

WCMA MONEY FUND	9

Key Facts [ICON]

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — debt securities with maturities of not more than 762 days (25 months).

U.S. Government Securities — debt securities that are issued and/or guaranteed as to principal and interest by the U.S. Government and are supported by the full faith and credit of the United States.

Repurchase Agreements — agreements in which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

WCMA GOVERNMENT SECURITIES FUND AT A GLANCE

What are the Government Fund’s investment objectives?

The Government Fund’s investment objectives are to seek preservation of capital, current income and liquidity.

What are the Government Fund’s main investment strategies?

The Government Fund tries to achieve its objectives by investing exclusively in a diversified portfolio made up only of short term U.S. Government securities, including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of various short term U.S. Government securities and repurchase agreements, as well as future interest rates. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Government Fund is a “feeder” fund that invests all of its assets in the Master Government Securities Trust (the “Government Trust”), which has the same investment objectives and strategies as the Fund. All investments will be made at the Government Trust level. This structure is sometimes called a “master/feeder” structure. The Government Fund’s investment results will correspond directly to the investment results of the Government Trust in which it invests. For simplicity, this prospectus uses the term “Fund,” with respect to the Government Fund, to include the Government Trust.

What are the main risks of investing in the Government Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Government Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

10	WCMA GOVERNMENT SECURITIES FUND

Interest Rate Risk — the risk that prices of money market securities owned by the Government Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Government Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Government Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Repurchase Agreements; Purchase and Sale Contracts — the Government Fund buys a security from another party, which agrees to buy it back at an agreed time and price. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

Who should invest?

Shares of the Government Fund are offered to subscribers in the Working Capital Management Account® financial service and investors in certain other Merrill Lynch business account programs.

The Government Fund may be an appropriate investment for you if you:

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on U.S. Government securities
•	Are looking for preservation of capital
•	Are looking for current income and liquidity

WCMA GOVERNMENT SECURITIES FUND	11

[ICON] Key Facts

RISK/RETURN BAR CHART FOR WCMA GOVERNMENT SECURITIES FUND

The bar chart and table shown below provide an indication of the risks of investing in the Government Fund and the Government Trust.

The Government Fund is a feeder fund of the Government Trust. On February 13, 2003, the Trust commenced operations by acquiring all of the portfolio investments of CMA Government Securities Fund, the initial feeder fund of the Government Trust. The Government Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Government Fund’s commencement of operations) is based upon the performance of the Government Trust’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Government Fund’s Class 3 shares. The bar chart shows changes in the performance of the Government Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Government Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 Shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Trust’s initial feeder fund and the Government Fund performed in the past is not necessarily an indication of how the Government Trust or the Government Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.48% (Quarter ended December 31, 2000) and the lowest return for a quarter was 0.12% (Quarter ended June 30, 2004). The Government Fund’s year-to-date return as of June 30, 2005 was 0.97%.

12	WCMA GOVERNMENT SECURITIES FUND

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Government Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Government Fund and Government Trust.

Management Fee — a fee paid to the Manager for managing the Government Trust.

Distribution Fees — fees used to support the Government Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

Administrative Fee — a fee paid to Fund Asset Management, the Administrator, for providing administrative services to the Government Fund.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years*	Ten Years*

Government Fund

Class 1	0.09%	1.65%	2.87%

Class 2	0.40%	2.09%	3.38%

Class 3	0.73%	2.39%	3.69%

Class 4	0.73%	2.39%	3.69%

*	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Government Fund’s predecessor Fund. The returns for each class of the CMA Government Fund’s shares, however, reflect the management, distribution and service (12b-1) fees applicable to that class of shares.

FEES AND EXPENSES FOR WCMA GOVERNMENT SECURITIES FUND

The Government Fund offers four share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Class 1	Class 2		Class 3		Class 4

Maximum Annual Account Fee(a)	$300	$300		$300		$300

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):

Management Fee(c)	0.208%	0.208%		0.208%		0.208%

Distribution and/or Service (12b-1) Fees(d)	1.000%	0.675%		0.375%		0.375%

Other Expenses (including transfer agency and administrative fees)(e)(f)	0.392%	0.397%		0.397%		0.387%

Total Annual Fund Operating Expenses	1.60%	1.28%		0.98%		0.97%

Fee Waiver and/or Expense Reimbursement	—	(0.30	%)(h)	(0.32	%)(h)	(0.31	%)(h)

Net Expenses(g)	1.60%	0.98%		0.66%		0.66%

(footnotes continued on next page)

WCMA GOVERNMENT SECURITIES FUND	13

[ICON] Key Facts

(footnotes continued from previous page)

(a)	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different fees.

(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Government Trust.

(c)	Paid by the Trust.

(d)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials.

(e)

Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services.The Manager or its affiliates also provide certain accounting services to the Fund and the Trust. The Fund and the Trust will reimburse the Manager or its affiliates for such services.

(f)	Includes administrative fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

(g)

Merrill Lynch and the Manager may reduce or waive certain additional fees and/or expenses incurred by the Government Fund on a voluntary basis, although they assume no duty to do so. The effect of any such additional fee/expense reductions may be to temporarily increase and/or preserve some positive yield of the Government Fund’s shares. This voluntary arrangement does not require Merrill Lynch or the Manager to contribute money to the Government Fund if the portfolio investments underlying a share class do not produce a positive yield or for any other reason. These fee/expense reductions do not guarantee that any Government Fund share class will earn a positive, rather than a negative, yield. There is no guarantee that these fee/expense reductions, if made, will remain in effect. After taking into account this voluntary waiver, the Total Annual Fund Operating Expenses for Class 1 is 1.41%.

(h)

With respect to Class 2, Class 3 and Class 4 shares, the Manager and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Government Fund’s fees and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares is .32% higher than that of the Government Trust’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the Government Trust’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term and is renewable.

14	WCMA GOVERNMENT SECURITIES FUND

Example:

This example is intended to help you compare the cost of investing in the Government Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class 1	Class 2		Class 3		Class 4

One Year	$ 163	$ 100		$ 67		$ 67

Three Years	$ 505	$ 376	*	$ 280	*	$ 278	*

Five Years	$ 871	$ 673	*	$ 511	*	$ 506	*

Ten Years	$1,900	$1,519	*	$1,172	*	$1,161	*

*	These expenses do not reflect the continuation of the contractual arrangement to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Government Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

WCMA GOVERNMENT SECURITIES FUND	15

Key Facts [ICON]

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term Securities — securities that mature or reset to a new interest rate within 397 days (13 months).

Tax-Exempt Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes (and which is not includable in taxable income for purposes of the Federal alternative minimum tax).

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

WCMA TAX-EXEMPT FUND AT A GLANCE

What are the Tax-Exempt Fund’s investment objectives?

The Tax-Exempt Fund’s investment objectives are to seek current income exempt from Federal income tax, preservation of capital and liquidity.

What are the Tax-Exempt Fund’s main investment strategies?

The Tax-Exempt Fund seeks to achieve its objectives by investing in a diversified portfolio of high quality, short term, tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short term tax-exempt bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term securities have maturities that are longer than 397 days but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax). The Fund also may invest up to 20% of its assets in short term municipal securities. Throughout this prospectus, interest paid on tax-exempt and/or municipal securities may be referred to as “tax-exempt.”

The Tax Exempt Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Tax Exempt Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its total assets in securities of issuers located in a single state.

Fund management determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Tax-Exempt Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind.

16	WCMA TAX-EXEMPT FUND

The Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a “master” fund, the Master Tax-Exempt Trust (the “Tax-Exempt Trust”), which has the same investment objectives and strategies as the Fund. All investments will be made at the Tax-Exempt Trust level. This structure is sometimes called a “master/feeder” structure. The Tax-Exempt Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Trust in which it invests. For simplicity, this prospectus uses the term “Fund,” with respect to the Tax-Exempt Fund, to include the Tax-Exempt Trust.

What are the main risks of investing in the Tax-Exempt Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Tax-Exempt Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Tax-Exempt Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of securities owned by the Tax-Exempt Fund generally increase when interest rates go down and decrease when interest rates go up.

Share Reduction Risk — the risk that the Tax-Exempt Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Tax-Exempt Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

WCMA TAX-EXEMPT FUND	17

[ICON] Key Facts

Who should invest?

Shares of the Tax-Exempt Fund are offered to subscribers in the Working Capital Management Account® financial service and investors in certain other Merrill Lynch business account programs.

The Tax-Exempt Fund may be an appropriate investment for you if you:

•	Are looking for preservation of capital
•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on short term securities
•	Are looking for liquidity and current income that is exempt from Federal income tax

18	WCMA TAX-EXEMPT FUND

RISK/RETURN BAR CHART FOR WCMA TAX-EXEMPT FUND

The bar chart and table shown below provide an indication of the risks of investing in the Tax-Exempt Fund and the Tax-Exempt Trust.

The Tax-Exempt Fund is a feeder fund of the Tax-Exempt Trust. On February 13, 2003, the Tax-Exempt Trust commenced operations by acquiring all of the portfolio investments of CMA Tax-Exempt Fund, the initial feeder fund of the Trust. The Tax-Exempt Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Tax-Exempt Fund’s commencement of operations) is based upon the performance of the Tax-Exempt Trust’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Tax-Exempt Fund’s Class 3 shares. The bar chart shows changes in the performance of the Tax-Exempt Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Tax-Exempt Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Tax-Exempt Trust’s initial feeder fund and the Tax-Exempt Fund performed in the past is not necessarily an indication of how the Tax-Exempt Trust or the Tax-Exempt Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 0.94% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.12% (quarter ended March 31, 2004). The Tax-Exempt Fund’s year-to-date return as of June 30, 2005 was 0.82%.

WCMA TAX-EXEMPT FUND	19

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Tax-Exempt Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Tax-Exempt Fund and Tax-Exempt Trust.

Management Fee — a fee paid to the Manager for managing the Tax-Exempt Trust.

Distribution Fees — fees used to support the Tax-Exempt Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

Administrative Fee — a fee paid to Fund Asset Management, the Administrator, for providing administrative services to the Tax-Exempt Fund.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years*	Ten Years*

Tax-Exempt Fund

Class 1	0.08%	1.25%	1.99%

Class 2	0.36%	1.53%	2.29%

Class 3	0.72%	1.63%	2.34%

Class 4	0.72%	1.63%	2.34%

*	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Tax-Exempt Fund’s predecessor Fund. The returns for each class of the CMA Tax-Exempt Fund’s shares, however, reflect the management, distribution and service (12b-1) fees applicable to that class of shares.

FEES AND EXPENSES FOR WCMA TAX-EXEMPT FUND

The Tax-Exempt Fund offers four share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Class 1	Class 2		Class 3		Class 4

Maximum Annual Account Fee(a)	$300	$300		$300		$300

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(b):

Management Fee(c)	0.134%	0.134%		0.134%		0.134%

Distribution and/or Service (12b-1) Fees(d)	1.000%	0.675%		0.375%		0.375%

Other Expenses (including transfer agency and administrative fees)(e)(f)	0.386%	0.391%		0.391%		0.391%

Total Annual Fund Operating Expenses	1.52%	1.20%		0.90%		0.90%

Fee Waiver and/or Expense Reimbursement	—	(0.29	%)(h)	(0.34	%)(h)	(0.35	%)(h)

Net Expenses(g)	1.52%	0.91%		0.56%		0.55%

(footnotes continued on next page)

20	WCMA TAX-EXEMPT FUND

(footnotes continued from previous page)

(a)	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different fees.

(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Tax-Exempt Trust.

(c)	Paid by the Trust.

(d)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials.

(e)

Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Trust. The Fund and the Trust will reimburse the Manager or its affiliates for such services.

(f)	Includes administrative fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.

(g)

Merrill Lynch and the Manager may reduce or waive certain additional fees and/or expenses incurred by the Tax-Exempt Fund on a voluntary basis, although they assume no duty to do so. The effect of any such additional fee/expense reductions may be to temporarily increase and/or preserve some positive yield of the Tax-Exempt Fund’s shares. This voluntary arrangement does not require Merrill Lynch or the Manager to contribute money to the Tax-Exempt Fund if the portfolio investments underlying a share class do not produce a positive yield or for any other reason. These fee/expense reductions do not guarantee that any Tax-Exempt Fund share class will earn a positive, rather than a negative, yield. There is no guarantee that these fee/expense reductions, if made, will remain in effect. After taking into account this voluntary waiver, the Total Annual Fund Operating Expenses for Class 1 is 1.30%.

(h)

With respect to Class 2, Class 3 and Class 4 shares, the Manager and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Tax-Exempt Fund’s fees and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares is .35% higher than that of the Tax-Exempt Trust’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the Tax-Exempt Trust’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term, and is renewable.

WCMA TAX-EXEMPT FUND	21

[ICON] Key Facts

Example:

This example is intended to help you compare the cost of investing in the Tax-Exempt Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class 1	Class 2		Class 3		Class 4

One Year	$ 155	$ 93		$ 57		$ 56

Three Years	$ 480	$ 352	*	$ 253	*	$ 252	*

Five Years	$ 829	$ 632	*	$ 465	*	$ 464	*

Ten Years	$1,813	$1,429	*	$1,077	*	$1,076	*

*	These expenses do not reflect the continuation of the contractual arrangements to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Tax-Exempt Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

22	WCMA TAX-EXEMPT FUND

Key Facts [ICON]

Liquidity — the ease with which a security can be traded. Securities that are less liquid have fewer potential buyers and, as a consequence, greater volatility.

Short Term U.S. Treasury Securities — securities with maturities of not more than 762 days (25 months) that are issued directly by the U.S. Treasury rather than by any U.S. Government agency or instrumentality and are supported by the full faith and credit of the United States.

Maturity — the time at which the principal amount of a bond is scheduled to be returned to investors.

WCMA TREASURY FUND AT A GLANCE

What are the Treasury Fund’s investment objectives?

The Treasury Fund’s investment objectives are to seek preservation of capital, liquidity and current income.

What are the Treasury Fund’s main investment strategies?

The Treasury Fund tries to achieve its objectives by investing exclusively in a diversified portfolio made up only of short term U.S. Treasury securities that are direct obligations of the U.S. Treasury. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy. Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Treasury Fund is a “feeder” fund that invests all of its assets in the Master Treasury Trust (the “Treasury Trust”), which has the same investment objectives and strategies as the Treasury Fund. All investments will be made at the Treasury Trust level. This structure is sometimes called a “master/feeder” structure. The Treasury Fund’s investment results will correspond directly to the investment results of the Treasury Trust in which it invests. For simplicity, this prospectus uses the term “Fund,” with respect to the Treasury Fund, to include the Treasury Trust.

What are the main risks of investing in the Treasury Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Treasury Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if short term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Credit Risk — the risk that the issuer of a security owned by the Treasury Fund will be unable to pay the interest or principal when due.

Selection Risk — the risk that the securities Fund management selects will underperform securities selected by other funds with similar investment objectives and strategies.

Interest Rate Risk — the risk that prices of money market securities owned by the Treasury Fund generally increase when interest rates go down and decrease when interest rates go up.

WCMA TREASURY FUND	23

[ICON] Key Facts

Share Reduction Risk — the risk that the Treasury Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Income Risk — the risk that the Treasury Fund’s yield will vary as short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Who should invest?

Shares of the Treasury Fund are offered to subscribers in the Working Capital Management Account® financial service and investors in certain other Merrill Lynch business account programs.

The Fund may be an appropriate investment for you if you:

•	Are investing with short term goals in mind, such as for cash reserves, and want to focus on U.S. Treasury securities
•	Are looking for preservation of capital
•	Are looking for current income and liquidity

24	WCMA TREASURY FUND

RISK/RETURN BAR CHART FOR WCMA TREASURY FUND

The bar chart and table shown below provide an indication of the risks of investing in the Treasury Fund and the Treasury Trust.

The Treasury Fund is a feeder fund of the Treasury Trust. On February 13, 2003, the Treasury Trust commenced operations by acquiring all of the portfolio investments of CMA Treasury Fund, the initial feeder fund of the Trust. The Treasury Fund and the initial feeder fund have identical investment objectives and policies and use the same portfolio management personnel.

The information in the bar chart and table prior to March 20, 2003 (the Treasury Fund’s commencement of operations) is based upon the performance of the Treasury Trust’s initial feeder fund. For the periods after March 20, 2003, the bar chart is based on the performance of the Treasury Fund’s Class 3 shares. The bar chart shows changes in the performance of the Treasury Fund’s Class 3 shares for each of the past ten calendar years. The annual account fees payable by WCMA service subscribers are not reflected in the bar chart because these fees were offset by a voluntary waiver, which can be discontinued at any time. The bar chart reflects the management, distribution and service (12b-1) fees and other expenses of the Treasury Fund’s Class 3 shares after giving effect to the fee waiver. If the voluntary waiver was not included, returns for the Class 3 shares would be less than those shown. The table shows the Fund’s average annual total returns for the periods shown.

How the Treasury Trust’s initial feeder fund and the Treasury Fund performed in the past is not necessarily an indication of how the Treasury Trust or the Treasury Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 1.40% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.08% (quarter ended March 31, 2004). The Treasury Fund’s year-to-date return as of June 30, 2005 was 0.93%.

WCMA TREASURY FUND	25

[ICON] Key Facts

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Treasury Fund may charge:

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Treasury Fund and Treasury Trust.

Management Fee — a fee paid to the Manager for managing the Treasury Trust.

Distribution Fees — fees used to support the Treasury Fund’s marketing and distribution efforts, such as compensating financial advisers and others for distribution and shareholder servicing.

Administrative Fee — a fee paid to Fund Asset Management, the Administrator, for providing administrative services to the Treasury Fund.

Average Annual Total Returns (for the periods ended December 31, 2004)	One Year	Five Years*	Ten Years*

Treasury Fund

Class 1	0.10%	1.95%	3.22%

Class 2	0.32%	2.18%	3.46%

Class 3	0.64%	2.26%	3.51%

Class 4	0.64%	2.26%	3.51%

*	The returns for each class of shares prior to March 20, 2003 are based upon performance of the CMA Treasury Fund’s predecessor Fund. The returns for each class of the CMA Treasury Fund’s shares, however, reflect the management, distribution and service (12b-1) fees applicable to that class of shares.

FEES AND EXPENSES FOR WCMA TREASURY FUND

The Treasury Fund offers four different share classes. Although your money will be invested in the same portfolio of securities no matter which share class you buy, the associated fees and expenses vary by class. The class you are eligible to own is determined monthly based on the value of your WCMA or other business account service relationship. See “Your Account — WCMA Multiple Class Structure” and “Your Account — How to Buy, Sell and Transfer Shares.” Your Merrill Lynch Financial Advisor can help explain which class you are currently eligible to own.

This table shows the different fees and expenses that you may pay if you buy and hold each class of shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly by the shareholder):	Class 1	Class 2		Class 3		Class 4

Maximum Annual Account Fee(a)	$300	$300		$300		$300

Annual Fund Operating Expenses (expenses that are deducted from Fundassets)(b):

Management Fee(c)	0.210	0.210%		0.210%		0.210%

Distribution and/or Service (12b-1) Fees(d)	1.000	0.675%		0.375%		0.375%

Other Expenses (including transfer agency and administrative fees)(e)(f)	0.350	0.355%		0.355%		0.345%

Total Annual Fund Operating Expenses	1.56%	1.24%		0.94%		0.93%

Fee Waiver and/or Expense Reimbursement	—	(0.25%	)(h)	(0.29%	)(h)	(0.28%	)(h)

Net Expenses(g)	1.56%	0.99%		0.65%		0.65%

(footnotes continued on next page)

26	WCMA TREASURY FUND

(footnotes continued from previous page)

(a)	Merrill Lynch charges this annual account fee to WCMA service subscribers. Other programs may charge different fees.
(b)	Fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of expenses of the Treasury Trust.
(c)	Paid by the Trust.
(d)	The Fund calls the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used elsewhere in this Prospectus and in all other Fund materials.
(e)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Manager or its affiliates also provide certain accounting services to the Fund and the Trust. The Fund and the Trust will reimburse the Manager or its affiliates for such services.
(f)	Includes administrative fees, which are payable to the Administrator by the Fund, at the annual rate of 0.25% of the Fund’s average daily net assets.
(g)	Merrill Lynch and the Manager may reduce or waive certain additional fees and/or expenses incurred by the Treasury Fund on a voluntary basis, although they assume no duty to do so. The effect of any such additional fee/expense reductions may be to temporarily increase and/or preserve some positive yield of the Treasury Fund’s shares. This voluntary arrangement does not require Merrill Lynch or the Manager to contribute money to the Treasury Fund if the portfolio investments underlying a share class do not produce the positive yield or for any other reason. These fee/expense reductions do not guarantee that any Treasury Fund share class will earn a positive, rather than a negative, yield. There is no guarantee that these fee/expense reductions, if made will remain in effect. After taking into account this voluntary waiver, the Total Annual Fund Operating Expenses for Class 1 is 1.32%.
(h)	With respect to Class 2, Class 3 and Class 4 shares, the Manager and Merrill Lynch have entered into a contractual arrangement to waive and/or reimburse a portion of the Treasury Fund’s fees and expenses to ensure that the net expenses for the Fund’s (i) Class 2 shares is .35% higher than that of the Treasury Trust’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the Treasury Trust’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service (12b-1) fees. This arrangement has a one-year term, and is renewable.

WCMA TREASURY FUND	27

[ICON] Key Facts

Yield — the amount of income generated by an investment in a Fund.

Example:

This example is intended to help you compare the cost of investing in the Treasury Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class 1	Class 2		Class 3		Class 4

One Year	$ 159	$ 101		$ 66		$ 66

Three Years	$ 493	$ 369	*	$ 271	*	$ 268	*

Five Years	$ 850	$ 657	*	$ 492	*	$ 487	*

Ten Years	$1,856	$1,478	*	$1,128	*	$1,117	*

*	These expenses do not reflect the continuation of the contractual arrangements to limit the expenses incurred by Class 2, Class 3 and Class 4 shares of the Treasury Fund or any other fee/expense reduction to any share class of the Fund. These contractual arrangements have a one-year term and are renewable.

This example does not take into account the annual account fee charged by Merrill Lynch to subscribers in the WCMA service or other Merrill Lynch business account programs. See the relevant service account agreement and program description for details.

YIELD INFORMATION

The yield on a Fund’s shares normally will fluctuate on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund’s yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each Fund’s current 7-day yield, call 1-800-221-7210.

28	WCMA TREASURY FUND

Details About Each Fund [ICON]

ABOUT THE WCMA MONEY FUND PORTFOLIO MANAGER

Richard Mejzak is Vice President and portfolio manager of the Fund. Mr. Mejzak has been a Director of Merrill Lynch Investment Managers (“MLIM”) since 2000 and was a Vice President from 1995 to 2000. He has been the Money Fund’s portfolio manager since 2003.

ABOUT THE MANAGER AND THE ADMINISTRATOR

Fund Asset Management serves as the Manager and the Administrator for each Fund.

HOW EACH FUND INVESTS

WCMA Money Fund

The Money Fund seeks current income, preservation of capital, and liquidity.

Outlined below are the main strategies the Money Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing in a diversified portfolio of U.S. dollar denominated short term securities.

These instruments are U.S. dollar-denominated short term securities that mature or reset to a new interest rate within 13 months (25 months if the U.S. Government has issued or guaranteed the debt). The Fund’s dollar-weighted average maturity will not exceed 90 days.

Other than U.S. government and certain U.S. government agency securities, the Money Fund invests only in short term securities that have one of the two highest short term ratings from a nationally recognized rating agency or unrated instruments which, Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term securities are entitled to the benefit of guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management will vary the types of short term securities in the Fund’s portfolio, as well as the Fund’s average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative value of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur among similar kinds of securities.

Among the short term securities the Money Fund may buy are:

U.S. Government Securities — Debt securities issued by and/or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

U.S. Government Agency Securities — Debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities that are not direct obligations of the U.S. Government. These securities may not be backed by the full faith and credit of the United States.

WCMA MONEY FUND	29

[ICON] Details About each Fund

Eurodollar — obligations issued by foreign branches or subsidiaries of U.S. banks.

Yankeedollar — obligations issued by U.S. branches or subsidiaries of foreign banks.

Asset-Backed Securities — debt securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

U.S. Government Sponsored Enterprises — private corporations sponsored by the Federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Association, the Student Loan Marketing Association or the Federal National Mortgage Association. Securities issued by these entities are generally not supported by the full faith and credit of the United States.

U.S. Government Instrumentalities — supranational entities sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank.

Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as certificates of deposit, bankers’ acceptances, bank notes and time deposits. The Money Fund may invest only in obligations of savings banks and savings and loan associations organized and operating in the United States. The obligations of commercial banks may be Eurodollar obligations or Yankeedollar obligations. The Fund may invest in Eurodollar obligations only if they, by their terms, are general obligations of the U.S. parent bank.

The Fund also may invest up to 25% of its total assets in bank money instruments issued by foreign depository institutions and their foreign branches and subsidiaries.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations, securities firms and other businesses for short term funding.

Short Term Obligations — Corporate or foreign government debt and asset-backed securities with a period of 397 days or less remaining to maturity.

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers that periodically or automatically reset their interest rate to reflect a current market rate, such as the Federal Funds rate or a bank’s prime rate, or the level of an interest rate index, such as LIBOR (a well-known short-term interest rate index).

Insurance Company Obligations — Short-term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

30	WCMA MONEY FUND

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers.

Repurchase Agreements; Purchase and Sale Contracts — The Money Fund may enter into certain types of repurchase agreements or purchase and sale contracts. In a repurchase agreement the Money Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. The Money Fund may invest in repurchase agreements involving the money market securities described above. Purchase and sale contracts are similar to repurchase agreements, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Other Strategies. In addition to the main strategies outlined above, the Money Fund may also use certain other investment strategies.

Other Eligible Investments — Other money market instruments permitted by SEC rules governing money market funds.

Reverse Repurchase Agreements — In a reverse repurchase agreement, the Money Fund sells a security to another party and agrees to buy it back at a specific time and price. The Fund may engage in reverse repurchase agreements involving the securities described above.

When Issued Securities, Delayed Delivery Securities and Forward Commitments —The Money Fund may buy or sell money market securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Fund may invest up to 10% of its net assets in illiquid securities.

The Fund may also lend its portfolio securities.

WCMA MONEY FUND	31

Details About each Fund [ICON]

ABOUT THE WCMA GOVERNMENT FUND PORTFOLIO MANAGER

John Ng is the portfolio manager and Vice President of the Government Fund. Mr. Ng has been a Director of MLIM since 1998 and was a Vice President from 1984 to 1998. He has been the Government Fund’s portfolio manager since 2003.

WCMA GOVERNMENT SECURITIES FUND

The Government Fund seeks preservation of capital, current income and liquidity.

Outlined below are the main strategies the Government Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing in a diversified portfolio of short term securities that are direct U.S. Government obligations. This policy is a non-fundamental policy of Government Fund and may not be changed without 60 days prior notice to shareholders. The Fund also enters into repurchase agreements with banks and securities dealers that involve direct obligations of the U.S. Government.

In seeking to achieve the Government Fund’s objectives, Fund management varies the kinds of short term U.S. Government securities held in the Fund’s portfolio as well as its average maturity. Fund management decides on which securities to buy and sell, as well as whether to enter into repurchase agreements, based on its assessment of their relative values and future interest rates.

The Fund may invest only in short term U.S. Government securities that are issued or guaranteed by U.S. Government entities and are backed by the full faith and credit of the United States, such as:

•	U.S. Treasury obligations
•	U.S. Government agency securities
•	Variable rate U.S. Government agency obligations, which have interest rates that reset periodically prior to maturity based on a specific index or interest rate
•	Deposit receipts, which represent interests in component parts of U.S. Treasury bonds or other U.S. Government or U.S. Government agency securities

The Government Fund may invest in short term U.S. Government securities with maturities of up to 762 days (25 months). The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Fund also may enter into repurchase agreements involving U.S. Government securities described above. The Fund also may invest in the U.S. Government securities described above pursuant to purchase and sale contracts.

32	WCMA GOVERNMENT SECURITIES FUND

Other Strategies. In addition to the main strategies outlined above, the Government Fund may also use certain other investment strategies.

The Fund may buy and sell U.S. Government securities on a when issued, delayed delivery or forward commitment basis. In these transactions, the Fund buys or sells a security at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

WCMA GOVERNMENT SECURITIES FUND	33

Details About each Fund [ICON]

ABOUT THE WCMA TAX- EXEMPT FUND PORTFOLIO MANAGER

Peter J. Hayes is Vice President and the portfolio manager of the Tax-Exempt Fund. Mr. Hayes has been a Managing Director of MLIM since 2000, and was a First Vice President of MLIM from 1997 to 2000. He has been the Tax-Exempt Fund’s portfolio manager since 2003.

WCMA TAX-EXEMPT FUND

The Tax-Exempt Fund seeks current income exempt from Federal income tax, preservation of capital and liquidity.

Outlined below are the main strategies the Tax-Exempt Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing in a diversified portfolio of short term tax-exempt securities. Under normal circumstances, the Fund invests at least 80% of its assets in short term tax-exempt securities or so that at least 80% of the income it distributes will be exempt from Federal income tax (including the alternative minimum tax).

The securities in which the Fund invests mature or reset to a new interest rate within 13 months. Certain short term tax-exempt securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 13 months or less. The Fund’s dollar-weighted average maturity will not exceed 90 days.

The Tax-Exempt Fund only invests in short term tax-exempt securities that have one of the two highest ratings from a nationally recognized rating agency or unrated securities that Fund management determines, pursuant to authority delegated by the Board of Trustees, are of similar credit quality. Certain short term tax-exempt securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

Fund management will seek to keep its assets fully invested to maximize the yield on the Fund’s portfolio. There may be times, however, when the Fund has uninvested cash, which will reduce its yield.

Fund management will vary the types of short term tax-exempt securities in the Fund’s portfolio, as well as its average maturity. Fund management decides which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between similar kinds of securities.

The Tax-Exempt Fund does not presently intend to invest more than 25% of its assets in short term tax-exempt securities of issuers located in a single state.

34	WCMA TAX-EXEMPT FUND

Among the short term tax-exempt securities the Tax-Exempt Fund may buy are:

Tax-Exempt Notes — short term tax-exempt securities often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term tax-exempt securities. The Tax-Exempt Fund will only invest in long term debt obligations that have remaining maturities of 397 days or less or that the Fund has a contractual right to sell (put) periodically or on demand within that time.

Variable Rate Demand Obligations — floating rate securities that combine an interest in a long term tax-exempt bond with a right to demand payment periodically or on notice. The Tax-Exempt Fund also may buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. The Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.

Other Strategies. In addition to the main strategies outlined above, the Tax-Exempt Fund may also use certain other investment strategies.

The Fund may invest up to 10% of its net assets in illiquid securities.

The Tax-Exempt Fund will not invest in taxable securities, except that it may invest up to 20% of its assets in certain tax-exempt bonds, known as “private activity bonds,” that may subject certain investors to a Federal alternative minimum tax.

When Issued Securities and Delayed Delivery Securities — The Tax-Exempt Fund may buy or sell short term tax-exempt securities on a when issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

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[ICON] Details About each Fund

The Tax-Exempt Fund’s portfolio represents a significant percentage of the market in short term tax-exempt securities. A shortage of available high quality short term tax-exempt securities will affect the yield on the Fund’s portfolio. The Tax-Exempt Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares would not be in the best interest of the Fund’s shareholders.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Fund’s ownership interest in one or more tax-exempt bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying tax-exempt bonds is “passed through” the trust or partnership to the Tax-Exempt Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating money market interest rate.

Municipal Lease Obligations — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligations, the lease obligation is secured by leased property. It may be difficult, however, to sell the property and the proceeds of sale might not cover the Fund’s loss.

36	WCMA TAX-EXEMPT FUND

Details About each Fund [ICON]

ABOUT THE WCMA TREASURY FUND PORTFOLIO MANAGER

Cindy Macaulay is a Vice President and the portfolio manager of the Treasury Fund. Ms. Macaulay has been Vice President of MLIM since 1996 and has been the Treasury Fund’s portfolio manager since 2003.

WCMA TREASURY FUND

The Treasury Fund seeks preservation of capital, liquidity and current income.

Outlined below are the main strategies the Treasury Fund uses in seeking to achieve its objectives.

The Fund tries to achieve its objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Treasury. This policy is a non-fundamental policy of the Treasury Fund and may not be changed without at least 60 days prior notice to shareholders.

The Fund may invest in short term U.S. Treasury securities with maturities of up to 762 days (25 months). The Fund’s dollar-weighted average maturity will not exceed 90 days.

In seeking to achieve the Treasury Fund’s objectives, management varies the kinds of short term U.S. Treasury securities held in the Fund’s portfolio and its average maturity. Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates.

Other Strategies. In addition to the main strategies outlined above, the Treasury Fund may also use certain other investment strategies.

The Fund may buy or sell U.S. Treasury securities on a when issued, delayed delivery or a forward commitment basis. In these transactions, the Fund buys or sells a security at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than the purchase or sale price.

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[ICON] Details About each Fund

INVESTMENT RISKS

This section contains a summary discussion of the general risks of investing in the Funds. As with any fund, there can be no guarantee that any Fund will meet its objectives or that any Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds.

Credit Risk — Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. While the Funds invest only in money market securities of highly rated issuers, those issuers still may default on their obligations.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

Interest Rate Risk — Interest rate risk is the risk that prices of money market securities owned by a Fund generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. A Fund may lose money if short term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Share Reduction Risk — In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

Income Risk — Each Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Repurchase Agreements; Purchase and Sale Contracts — The Money Fund and Government Fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed upon time and price. A purchase and sale contract is similar to repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its

38	WCMA FUNDS

obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value declines, a Fund may lose money.

Foreign Market Risk — The Money Fund may invest in U.S. dollar denominated money market instruments and other short term debt obligations issued by foreign banks and similar institutions. Although the Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that also can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, and the possibility of adverse political, economic or other developments. To the extent it invests in foreign markets, the Fund is subject to risk because foreign exchanges, generally have fewer investors and a smaller number of securities traded each day, making it difficult for the Fund to buy and sell securities on foreign exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

The Funds may also be subject to other risks associated with their investments and investment strategies, including:

When Issued Securities, Delayed Delivery Securities and Forward Commitments —When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There is also the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Borrowing Risk — A Fund may borrow for temporary emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing money may reduce a Fund’s return.

Securities Lending Risk — The Money Fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund also

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[ICON] Details About each Fund

could lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

Reverse Repurchase Agreement Risk — The Money Fund may enter into reverse repurchase agreements with financial institutions. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover its securities and the value of the collateral held by the Fund is less than the value of the securities. These events could trigger adverse tax consequences to the Fund.

Illiquid Securities — The Money Fund and the Tax-Exempt Fund may buy illiquid securities. If either Fund buys illiquid securities, it may be unable to quickly sell them or may have to sell them at a price below current value.

Taxability Risk — The Tax-Exempt Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Tax-Exempt Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Tax-Exempt Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. If the interest paid on any tax-exempt or municipal security held by the Tax-Exempt Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

Variable Rate Demand Obligations and Municipal Derivatives — When the Tax-Exempt Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Fund invests only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations.

Short Term Municipal Derivatives — The Tax-Exempt Fund may purchase short term municipal derivatives. Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Tax-Exempt Fund.

40	WCMA FUNDS

Municipal Lease Obligations — The Tax-Exempt Fund may purchase municipal lease obligations. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but it is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for the payment of the lease obligation, the leased obligation is secured by the leased property. It may be difficult, however, to sell the property and the proceeds of sale might not cover the Fund’s loss.

STATEMENT OF ADDITIONAL INFORMATION

If you would like further information about the Funds, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information.

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[ICON] Details About each Fund

MERRILL LYNCH WCMA FINANCIAL SERVICE

The WCMA service includes a WCMA account, which is a conventional Merrill Lynch cash securities or margin securities account designed for small to medium sized businesses. The WCMA account is linked to certain money market funds, a Visa® card/check account, either an optional commercial line of credit or reducing revolver and other cash management services. WCMA service subscribers are charged an annual account fee, presently $300.

Automatic investment of available cash balances in WCMA accounts into certain money market funds is a feature of the WCMA service commonly known as the “sweep.” Generally, available cash balances held in WCMA accounts may be “swept” into shares of WCMA Money Fund, WCMA Government Fund, WCMA Tax-Exempt Fund or WCMA Treasury Fund (collectively referred to in this prospectus as the “Funds” or the “WCMA Funds”) or certain other money market funds.

The WCMA service is offered by Merrill Lynch (not the Funds). This prospectus provides information concerning the Funds but is not intended to provide detailed information concerning the WCMA service. If you want more information about the WCMA service, please review the WCMA service account agreement and program description.

Shares of each Fund may also be offered to investors in certain other Merrill Lynch business account programs that may have different sweep features and annual participation fees. For more information about other Merrill Lynch business account programs, see the relevant program’s account documents provided to investors in that program.

The WCMA Funds are the four money market funds whose shares are offered to certain WCMA service subscribers or investors in certain other Merrill Lynch business account programs. Each Fund is a money market fund that seeks current income, preservation of capital and liquidity available from investing in short term securities. Each Fund has its own goals, investment strategies and risks. We cannot guarantee that any Fund will achieve its objectives.

42	WCMA FUNDS

Your Account [ICON]

WCMA MULTIPLE CLASS STRUCTURE

Each Fund offers four classes of shares, each with its own ongoing fees, expenses and other features. Each share class represents an ownership interest in the corresponding investment portfolio of a Fund.

Investors must be eligible to own a particular class of shares. With certain exceptions, a new WCMA service subscriber account or other business account program is eligible to purchase and hold only Class 1 shares for an initial period not exceeding one month. Such period begins on the date the account is activated to purchase the Funds and ends on the first business day of the next month. Thereafter, the share class that an investor will be eligible to purchase or hold will be determined based on the investor’s tier assignment within the relevant service on each valuation date, which is the date towards the end of each month when Merrill Lynch will value each subscriber’s service relationship. Tier assignment is based on the average weekly value of a subscriber’s service relationship. A subscriber’s average weekly service relationship value is currently determined by Merrill Lynch based on the average weekly asset balance of investments, cash, money funds, and/or maximum committed loan amounts held in the subscriber’s WCMA account, together with certain other factors, at the valuation date. If you want more information about the WCMA service or other business account program and tier assignment, please review the relevant service account agreement and program description. Your Merrill Lynch Financial Advisor can help explain the WCMA tier for which you qualify and the share class that you are currently eligible to own.

Notwithstanding the value of a subscriber’s service relationship, a new or existing service subscriber who has either a commercial line of credit or a reducing revolver will be eligible to purchase and own only Class 3 shares of each Fund. In addition, managed accounts for which Merrill Lynch or an affiliate provides discretionary investment management services are eligible to purchase and own Class 4 shares of each Fund.

On each monthly valuation date, your WCMA service or other business program account relationship will be valued to determine to which WCMA tier your service account is assigned and, therefore, which class of shares of the Funds you are then eligible to own. If your tier assignment has changed, and as a result you are entitled to hold a different share class than you currently own, Fund shares in your service account will convert automatically to the class you are then eligible to own on the first business day of the next month. This automatic monthly conversion will be made at net asset value of the two classes on the valuation date, without imposition

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[ICON] Your Account

transaction charge or exchange fee, and will not be a taxable event for Federal income tax purposes. Beginning with the first day of each month, you will hold the class of shares that you are then eligible to own for such month, and any new shares that you acquire during such month, whether through the automatic sweep feature, manual purchases or dividend reinvestment, will be shares of the new class until the first business day of the next month.

In addition, shares purchased through reinvestment of dividends on the class held before the valuation date also will convert automatically to the different share class. The conversion of shares may be modified for investors that participate in certain fee based programs as described in the relevant service account agreement and program description.

The Funds’ shares are distributed by Merrill Lynch, an affiliate of the Manager.

44	WCMA FUNDS

The tables below summarize the key features of the WCMA Funds’ multiple class structure.

For subscribers in the WCMA service who do not have either a commercial line of credit or a reducing revolver:

	Class 1	Class 2	Class 3	Class 4

Who Is Eligible to Own?*	Limited to tier 1 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be less than $100,000.	Limited to tier 2 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $100,000 to $999,999.	Limited to tier 3 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $1 million to $9,999,999.	Limited to certain eligible investors, including tier 4 investors with a WCMA service or other Merrill Lynch business account program relationship value determined to be $10 million or more.

Automatic Conversion to Another Class of the Fund?	Yes. When your WCMA service relationship value is determined to be $100,000 or more.	Yes. When your WCMA service relationship value is determined to be either greater than $999,999 or less than $100,000.	Yes. When your WCMA service relationship value is determined to be either greater than $9,999,999 or less than $1 million.	Yes. When your WCMA service relationship value is determined to be less than $10 million.

Account Maintenance and Distribution Fees	0.25% Annual Account Maintenance Fee 0.75% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee 0.43% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee 0.13% Annual Distribution Fee.	0.25% Annual Account Maintenance Fee 0.13% Annual Distribution Fee.

*	Each new subscriber account is eligible to purchase and hold only Class 1 shares for an initial period not exceeding one month. Such period begins on the account activation date and ends on the next conversion date.

For subscribers in the WCMA service who have either a commercial line of credit or a reducing revolver:

	Class 1	Class 2	Class 3	Class 4

Who Is Eligible to Own?	Not available.	Not available.	All investors.	Not available.

Automatic Conversion to Another Class of the Fund?	Not available.	Not available.	No.	Not available.

Account Maintenance and Distribution Fees	Not available.	Not available.	0.25% Annual Account Maintenance Fee 0.13% Annual Distribution Fee.	Not available.

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[ICON] Your Account

Class 1, Class 2, Class 3 and Class 4 Shares

Each class pays differing distribution and account maintenance fees each year, as described in the chart above. The distribution and account maintenance fees are payable under distribution plans that each Fund has adopted under Rule 12b-1.

Merrill Lynch uses the money that it receives from the account maintenance and distribution fees to cover the costs of shareholder servicing, account maintenance, administration, marketing, advertising and compensating the Merrill Lynch Financial Advisor who assists you in purchasing Fund shares.

HOW TO BUY, SELL AND TRANSFER SHARES

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund through Merrill Lynch. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Advisor may help you with this decision.

Because of the high costs of maintaining smaller shareholder accounts, each Fund may redeem the shares in your account if the net asset value of your account falls below $1,000 due to redemptions. You will be notified that the value of your account is less than $1,000 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $1,000 before such Fund takes any action.

46	WCMA FUNDS

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	Determine the share class that you are eligible to own	Refer to the tables on page 45. Be sure to read this entire prospectus carefully.

	Determine the amount of your investment	There is no minimum initial investment for a Fund’s shares, but the minimum for the WCMA service and other business account program is $20,000 in cash and/or securities.

Have cash balances from your account automatically invested in shares of the Fund designated as your primary money account

The delay with respect to automatic investment of cash balances in your account in shares of a designated Fund is determined by your tier. For further information regarding the timing of sweeps for each tier, consult your Merrill Lynch Financial Advisor and/or the WCMA service and other business account program account agreement and program description.

Have your Merrill Lynch Financial Advisor submit your purchase order

You may make manual investments of $1,000 or more in any WCMA Fund not designated as your primary money account.

Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed with the Fund, subject to certain timing considerations.

Manual purchases of $1,000,000 or more can be made effective on the same day the order is placed, provided certain requirements are met.

Purchase requests received by any WCMA Fund will receive the net asset value per share next computed after receipt of the purchase request by the Fund.

Each WCMA Fund may reject any order to buy shares and may suspend the sale of shares at any time for any reason.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the WCMA service or other business account program at any time for any reason.

When purchasing shares, you will be subject to the applicable annual account fee. To receive all the services available as a WCMA service or other business account program subscriber, you must complete the account opening process, including completing or supplying requested documentation.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested in the form of additional shares at net asset value.

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[ICON] Your Account

If You Want to	Your Choices	Information Important for You to Know

Transfer Investment to Another Securities Dealer	Redeem shares and reinvest

If you no longer maintain a WCMA service or other business account program account at Merrill Lynch, your shares will be automatically redeemed. Shareholders maintaining accounts with dealers other than Merrill Lynch are not entitled to invest in the WCMA Funds or to the other services available to WCMA service or other business account program subscribers.

Sell Your Shares	Automatic redemption

Each Fund has instituted an automatic redemption procedure for WCMA service or other business account program subscribers who previously elected to have cash balances in their accounts automatically invested in shares of a designated WCMA Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to satisfy debit balances in the account created by (i) securities transactions therein, (ii) Visa® card purchases, cash advances or checks written against the account or (iii) electronic fund transfers or other debits. Each account will be scanned automatically for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated as the primary money account and, to the extent necessary, shares of other WCMA Funds or money accounts will be redeemed at net asset value at 12 noon Eastern time pricing to satisfy remaining debits.

Ask your Merrill Lynch Financial Advisor to arrange for cash to be made available to you

Merrill Lynch will satisfy requests for cash by wiring cash to your bank account or arranging for your Merrill Lynch Financial Advisor to provide you with a check. Redemption requests should not be sent to the Fund or its Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signatures must be guaranteed (e.g., by a bank or a broker). Redemptions of Fund shares will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in their monthly transaction statements.

48	WCMA FUNDS

Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

Short-Term Trading

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s policy of seeking to maintain the Fund’s NAV at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders. As result, the Board of Trustees has not adopted policies and procedures to deter short-term trading in the Funds.

Anti-Money Laundering Requirements

The Funds are subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

HOW SHARES ARE PRICED

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The Money Fund, Government Fund and Treasury Fund use the “penny-rounding” method in calculating net asset value, meaning that the calculation is rounded to the nearest whole cent. For the

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[ICON] Your Account

Dividends — exempt income, ordinary income and capital gains paid to shareholders. Dividends will be reinvested in additional Fund shares as they are paid

Tax-Exempt Fund, net asset value is determined using the “amortized cost” method, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon, Eastern time on each business day that the New York Stock Exchange or New York banks are open, immediately after the daily declaration of dividends. The net asset value used in determining your price is the one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal Funds become available to the applicable Fund.

DIVIDENDS AND TAXES

Dividends are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. In most cases, shareholders will receive statements monthly as to such reinvestments. Shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption. The Money Fund, Government Fund and Treasury Fund intend to make distributions, most of which will be taxed as ordinary income, although each Fund may distribute capital gains as well. The Tax-Exempt Fund intends to make distributions most of which will be excludable from gross income for Federal income tax purposes, but it may also distribute taxable capital gains.

You will pay tax on ordinary income dividends from a Fund whether you receive them in cash or additional shares. If you redeem shares of a Fund or exchange them for shares of another fund, you generally will be treated as having sold your shares, and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent a Fund’s distributions are derived from income on short-term debt securities and short term capital gain, such distributions will generally not be eligible for taxation at the reduced rate.

50	WCMA FUNDS

If the value of assets held by a Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time. Dividends of ordinary income and capital gains, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in your account has been reduced as described above.

If you are neither a lawful permanent resident nor a citizen of the United States, or if you are a foreign entity, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or the number is incorrect.

Tax-Exempt Fund

The Tax-Exempt Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by the Tax-Exempt Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. Certain investors may be subject to a Federal alternative minimum tax on dividends attributable to the Tax-Exempt Fund’s investments in private activity bonds.

WCMA FUNDS	51

[ICON] Your Account

There is a possibility that events occurring after the date of issuance of a security, or after the Tax-Exempt Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by Tax-Exempt Fund shareholders to be taxable to those shareholders in the year of receipt.

Generally, within 60 days after the end of the Tax-Exempt Fund’s taxable year, you will be informed of the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for Federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from the Tax-Exempt Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Tax-Exempt Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It also refers to certain general state tax consequences of investing in the Tax-Exempt Fund. It does not address the specific potential state and/or local income tax consequences of your investment and is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in each Fund under all applicable tax laws.

ELECTRONIC DELIVERY

Each Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access the website http://www.icsdelivery.com/live/ and follow the instructions. When you visit the site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

52	WCMA FUNDS

Management of the Funds [ICON]

FUND ASSET MANAGEMENT

Fund Asset Management, the Manager for Money Trust, Government Trust, Tax-Exempt Trust and Treasury Trust (collectively, the “Trusts”), manages each Trust’s investments and business operations subject to the oversight of each Trust’s Board of Trustees. The Manager has the responsibility for making all investment decisions for each Trust. Each Trust pays the Manager a fee at the annual rate of 0.250% of that Trust’s average daily net assets not exceeding $500 million; 0.175% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.125% of the average daily net assets exceeding $1 billion. For each Trust’s fiscal year ended March 31, 2005, the Manager received a fee at the annual rates of .130% for the Money Trust, .208% for the Government Trust, .134% for the Tax-Exempt Trust and .210% for the Treasury Trust.

Each Fund pays the Administrator an administrative fee at the annual rate of 0.25% of the average daily net assets of the respective Fund.

Fund Asset Management was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. Fund Asset Management and its affiliates had approximately $473 billion in investment company and other portfolio assets under management as of June 2005.

Conflicts of Interest

The investment activities of the Manager and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage each Fund and its shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. Merrill Lynch (including, for these purposes, the Manager, Merrill Lynch & Co., Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees), is a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, that may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of a Fund. Merrill Lynch’s trading activities are carried out without reference to positions held directly or indirectly by the Fund and may result in Merrill Lynch having positions that are adverse to those of a Fund. Merrill Lynch is not under any obligation to share any investment opportunity, idea or strategy with any Fund. As a result, Merrill Lynch may compete with each Fund for appropriate

WCMA FUNDS	53

[ICON] Management of the Funds

investment opportunities. In addition, each Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships. Each Fund also may invest in securities of companies for which Merrill Lynch provides or may some day provide research coverage. Each Fund may also make brokerage and other payments to Merrill Lynch in connection with each Fund’s portfolio investment transactions.

Under a securities lending program approved by the Money Fund’s Board of Trustees, the Money Fund has retained an affiliate of the Manager to serve as the securities lending agent for the Money Fund to the extent that the Money Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Money Fund, including a fee based on the returns earned on the Money Fund’s investment of the cash received as collateral for the loaned securities. In addition, Merrill Lynch is among the entities to which the Money Fund may lend its portfolio securities under the securities lending program.

The activities of the Manager or its affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

54	WCMA FUNDS

MASTER/FEEDER STRUCTURE

Each of the Money Fund, Government Fund, Tax-Exempt Fund and Treasury Fund is a “feeder” fund that invests all of its assets in Money Trust, Government Trust, Tax-Exempt Trust and Treasury Trust, respectively. Investors in a Fund will acquire an indirect interest in the corresponding Trust.

Each Trust may accept investments from other feeder funds, and all the feeders of a Trust bear the portfolio’s expenses in proportion to their assets. This structure may enable a Fund to reduce costs through economies of scale. A larger investment portfolio also may reduce certain transaction costs to the extent that contributions to and redemptions from the Trust from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund specific expenses, and other conditions. This means that one feeder fund could offer access to a Trust on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Trust. Information about other feeders, if any, is available by calling 1-800-221-7210.

Whenever a Trust holds a vote of its feeder funds, a Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the master portfolio.

A Fund may withdraw from a Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

WCMA FUNDS	55

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose reports, along with each Fund’s financial statements, are included in each Fund’s Annual Report, which is available upon request.

	Money Fund
	Class 1			Class 2
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0043	.0003	.0003	.0088	.0024	.0003

Realized and unrealized gain (loss) — net	(.0011)	.0005	.0001	(.0011)	.0006	.0001

Total from investment operations	.0032	.0008	.0004	.0077	.0030	.0004

Less dividends and distributions:

Investment income — net	(.0043)	(.0003)	(.0003)	(.0088)	(.0024)	(.0003)

Realized gain — net	— *	(.0001)	—	— *	(.0001)	—

Total dividends and distributions	(.0043)	(.0004)	(.0003)	(.0088)	(.0025)	(.0003)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.44%	.04%	.04%	.89%	.25%	.04%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	1.35%	1.12%	.01%	.91%	.91%	.01%

Total expenses††	1.47%	1.49%	.01%	1.15%	1.17%	.01%

Total investment income and realized gain — net	.43%	.04%	.03%	.87%	.24%	.03%

Supplemental Data:

Net assets, end of period (in thousands)	$869,839	$927,790	$25	$2,723,114	$3,041,555	$25

†	Effective date of the Fund’s registration.
††	Includes the Fund’s share of the Trust’s allocated expenses.
*	Amount is less than $(.0001) per share.

56	WCMA FUNDS

FINANCIAL HIGHLIGHTS (continued)

	Money Fund
	Class 3			Class 4
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0120	.0056	.0003	.0120	.0056	.0003

Realized and unrealized gain (loss) — net	(.0011)	.0006	.0001	(.0011)	.0005	.0001

Total from investment operations	.0109	.0062	.0004	.0109	.0061	.0004

Less dividends and distributions:

Investment income — net	(.0120)	(.0056)	(.0003)	(.0120)	(.0056)	(.0003)

Realized gain — net	— *	(.0001)	—	— *	(.0001)	—

Total dividends and distributions	(.0120)	(.0057)	(.0003)	(.0120)	(.0057)	(.0003)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.21%	.57%	.04%	1.21%	.57%	.04%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	.58%	.59%	.01%	.58%	.59%	.01%

Total expenses††	.85%	.87%	.01%	.84%	.87%	.01%

Total investment income and realized gain — net	1.20%	.57%	.03%	1.22%	.57%	.03%

Supplemental Data:

Net assets, end of period (in thousands)	$3,032,612	$3,337,395	$25	$1,058,434	$1,115,330	$25

†	Effective date of the Fund’s registration.
††	Includes the Fund’s share of the Trust’s allocated expenses.
*	Amount is less than $(.0001) per share.

WCMA FUNDS	57

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)

	Government Securities Fund
	Class 1			Class 2
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0027	.0004	.0003	.0070	.0015	.0003

Realized and unrealized gain (loss) — net	(.0012)	(.0002)	.0002	(.0011)	(.0001)	.0002

Total from investment operations	.0015	.0002	.0005	.0059	.0014	.0005

Less dividends and distributions:

Investment income — net	(.0027)	(.0004)	(.0003)	(.0070)	(.0015)	(.0003)

Realized gain — net	— *	(.0001)	—	— *	(.0001)	—

Total dividends and distributions	(.0027)	(.0005)	(.0003)	(.0070)	(.0016)	(.0003)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.27%	.05%	.05%	.70%	.16%	.05%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	1.41%	1.09%	.02%	.98%	.97%	.02%

Total expenses††	1.60%	1.58%	.02%	1.28%	1.26%	.02%

Total investment income and realized gain — net	.24%	.04%	.03%	.68%	.15%	.03%

Supplemental Data:

Net assets, end of period (in thousands)	$16,718	$22,260	$25	$119,718	$137,566	$25

†	Effective date of the Fund’s registration.
††	Includes the Fund’s share of the Trust’s allocated expenses.
*	Amount is Less Than $(.0001) Per Share.

58	WCMA FUNDS

FINANCIAL HIGHLIGHTS (continued)

	Government Securities Fund
	Class 3			Class 4
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0102	.0047	.0003	.0102	.0047	.0003

Realized and unrealized gain (loss) — net	(.0010)	(.0001)	.0002	(.0012)	— *	.0002

Total from investment operations	.0092	.0046	.0005	.0090	.0047	.0005

Less dividends and distributions:

Investment income — net	(.0102)	(.0047)	(.0003)	(.0102)	(.0047)	(.0003)

Realized gain — net	— **	(.0001)	—	— **	— **	—

Total dividends and distributions	(.0102)	(.0048)	(.0003)	(.0102)	(.0047)	(.0003)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.03%	.48%	.05%	1.03%	.47%	.05%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	.66%	.65%	.02%	.66%	.65%	.02%

Total expenses††	.98%	.96%	.02%	.97%	.96%	.02%

Total investment income and realized gain — net	1.01%	.48%	.03%	.91%	.48%	.03%

Supplemental Data:

Net assets, end of period (in thousands)	$193,195	$224,278	$25	$81,344	$157,203	$25

†	Effective date of the Fund’s registration.
††	Includes the Fund’s share of the Trust’s allocated expenses.
*	Amount is less than $.0001 per share.
**	Amount is less than $(.0001) per share.

WCMA FUNDS	59

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)

	Tax-Exempt Fund
	Class 1			Class 2
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	— *	— *	— *	.01	— *	— *

Realized loss — net	— **	— **	—	— **	— **	—

Total from investment operations	— *	— *	— *	.01	— *	— *

Less dividends from investment income — net	— **	— **	— **	(.01)	— **	— **

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.19%	.04%	.03%	.57%	.15%	.03%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	1.30%	1.02%	.01%	.91%	.91%	.01%

Total expenses††	1.52%	1.53%	.01%	1.20%	1.22%	.01%

Total investment income and realized loss — net	.18%	.04%	.03%	.55%	.15%	.03%

Supplemental Data:

Net assets, end of period (in thousands)	$41,469	$37,485	$25	$174,094	$175,594	$25

*	Amount is less than $.01 per share.
**	Amount is less than $(.01) per share.
†	Effective date of the Fund’s registration.
††	Includes the Fund’s Share of the Trust’s Allocated Expenses.

60	WCMA FUNDS

FINANCIAL HIGHLIGHTS (continued)

	Tax-Exempt Fund
	Class 3			Class 4
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.01	.01	— *	.01	.01	— *

Realized loss — net	— **	— **	—	— **	— **	—

Total from investment operations	.01	.01	— *	.01	.01	— *

Less dividends from investment income — net	(.01)	(.01)	— **	(.01)	(.01)	— **

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.93%	.50%	.03%	.93%	.50%	.03%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	.56%	.55%	.01%	.55%	.55%	.01%

Total expenses††	.90%	.92%	.01%	.90%	.92%	.01%

Total investment income and realized loss — net	.91%	.50%	.03%	.88%	.50%	.03%

Supplemental Data:

Net assets, end of period (in thousands)	$367,434	$360,243	$25	$133,924	$155,581	$25

*	Amount is less than $.01 per share.
**	Amount is less than $(.01) per share.
†	Effective date of the Fund’s registration.
††	Includes the Fund’s share of the Trust’s allocated expenses.

WCMA FUNDS	61

[ICON] Management of the Funds

FINANCIAL HIGHLIGHTS (continued)

	Treasury Fund
	Class 1			Class 2
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0025	.0003	.0002	.0060	.0007	.0002

Realized and unrealized gain (loss) — net	(.0004)	(.0002)	.0001	(.0004)	— *	.0001

Total from investment operations	.0021	.0001	.0003	.0056	.0007	.0003

Less dividends and distributions:

Investment income — net	(.0025)	(.0003)	(.0002)	(.0060)	(.0007)	(.0002)

Realized gain — net	— **	(.0001)	—	— **	(.0001)	—

Total dividends and distributions	(.0025)	(.0004)	(.0002)	(.0060)	(.0008)	(.0002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.26%	.04%	.04%	.61%	.08%	.04%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	1.32%	.96%	.02%	.99%	.92%	.02%

Total expenses††	1.56%	1.58%	.02%	1.24%	1.25%	.02%

Total investment income and realized gain — net	.25%	.04%	.02%	.59%	.08%	.02%

Supplemental Data:

Net assets, end of period (in thousands)	$23,145	$26,768	$25	$123,994	$157,800	$25

†	Effective date of the Fund’s registration.
††	Includes the Fund’s share of the Trust’s allocated expenses.
*	Amount is less than $.0001 per share.
**	Amount is Less Than $(.0001) Per Share.

62	WCMA FUNDS

FINANCIAL HIGHLIGHTS (concluded)

	Treasury Fund
	Class 3			Class 4
	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,	For the Year Ended March 31,		For the Period March 20, 2003† to March 31,
	2005	2004	2003	2005	2004	2003

Per Share Operating Performance:

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment income — net	.0094	.0035	.0002	.0094	.0035	.0002

Realized and unrealized gain (loss) — net	(.0004)	— *	.0001	(.0003)	— *	.0001

Total from investment operations	.0090	.0035	.0003	.0091	.0035	.0003

Less dividends and distributions:

Investment income — net	(.0094)	(.0035)	(.0002)	(.0094)	(.0035)	(.0002)

Realized gain — net	— **	(.0001)	—	— **	(.0001)	—

Total dividends and distributions	(.0094)	(.0036)	(.0002)	(.0094)	(.0036)	(.0002)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	.95%	.36%	.04%	.95%	.36%	.04%

Ratios to Average Net Assets:

Total expenses, net of waiver and reimbursement††	.65%	.64%	.02%	.65%	.65%	.02%

Total expenses††	.94%	.95%	.02%	.93%	.96%	.02%

Total investment income and realized gain — net	.95%	.36%	.02%	.91%	.36%	.02%

Supplemental Data:

Net assets, end of period (in thousands)	$162,092	$168,710	$25	$57,539	$88,849	$25

†	Effective date of the Fund’s registration.
††	Includes the Fund’s share of the Trust’s allocated expenses.
*	Amount is less than $.0001 per share.
**	Amount is less than $(.0001) per share.

WCMA FUNDS	63

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WCMA FUNDS

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WCMA FUNDS

WCMA FUNDS

POTENTIAL INVESTORS Open an account (two options).

MERRILL LYNCH FINANCIAL ADVISOR Advises shareholders on their WCMA Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289
1-800-221-7210

Performs recordkeeping and reporting services.

DISTRIBUTOR Merrill Lynch, Pierce, Fenner & Smith Incorporated World Financial Center, North Tower 250 Vesey Street New York, New York 10281-1220 Arranges for the sale of WCMA Fund shares.
COUNSEL Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, New York 10019-6018 Provides legal advice to the WCMA Funds.	THE WCMA FUNDS The Board of Trustees oversees each WCMA Fund and Trust.	CUSTODIAN State Street Bank and Trust Company P.O. Box 5501 Boston, Massachusetts 02206-5501 Holds the WCMA Funds’and Trusts’ assets for safekeeping.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP 750 College Road East Princeton, New Jersey 08540 Audits the financial statements of the WCMA Funds and Trusts.	ACCOUNTING SERVICES PROVIDER State Street Bank and Trust Company 500 College Road East Princeton, New Jersey 08540 Provides certain accounting services to the WCMA Funds and Trusts.

MANAGER AND ADMINISTRATOR

Fund Asset Management, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-221-7210

Manages the WCMA Funds’
and Trusts’ day-to-day activities.

WCMA FUNDS

[ICON] For More Information

Shareholder Reports

For More Information Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. You may obtain these reports (when available) at no cost at www.mutualfunds.ml.com or by calling 1-800-221-7210.

Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Advisor, or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Advisor or call the Transfer Agent at 1-800-221-7210.

Statement of Additional Information

The Statement of Additional Information contains further information about each Fund. The portions of the Statement of Additional Information relating to each Fund are incorporated by reference into (legally considered part of) this Prospectus. The portions of the Statement of Additional Information that do not relate to the Funds are not incorporated by reference, are not part of this Prospectus, and should not be relied on by investors in a Fund. You may obtain a free copy at www.mutualfunds.ml.com or by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-221-7210.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from the information contained in this Prospectus.

Investment Company Act file 05811-21196, 811-21197, 811-21198 and 811-21199
Code 05WCMA-07-05
©Fund Asset Management, L.P.

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Prospectus

July 28, 2005

WCMA® Money Fund
WCMA® Government Securities Fund
WCMA® Tax-Exempt Fund
WCMA® Treasury Fund

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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STATEMENT OF ADDITIONAL INFORMATION

WCMA® MONEY FUND

WCMA® GOVERNMENT SECURITIES FUND

WCMA® TAX-EXEMPT FUND

WCMA® TREASURY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. (609) 282-2800

This Statement of Additional Information of WCMA Money Fund, WCMA Government Securities Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund (collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 28, 2005, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-221-7210 or by writing to each Fund at the above address. The Funds’ Prospectus is incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectus. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectus and should not be relied upon by investors in the Funds. The Funds’ audited financial statements are incorporated into this Statement of Information by reference to each Fund’s 2005 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m., Eastern time on any business day.

Fund Asset Management, L.P. — Manager

Merrill Lynch, Pierce, Fenner & Smith Incorporated — Distributor

The date of this Statement of Additional Information is July 28, 2005.

Table Of Contents

Part I

Investment Objectives and Policies	I-1
Investment Restrictions	I-4
Information on Trustees and Officers	I-10
Management and Advisory Arrangements	I-15
Distribution Related Expenses	I-19
Yield Information	I-20
Computation of Offering Price	I-20
Portfolio Transactions	I-21
General Information	I-21
Financial Statements	I-22

Part II

Investment Risks and Considerations	II-1
Management and Other Service Arrangements	II-13
Purchase of Shares	II-19
Redemption of Shares	II-29
Shareholder Services	II-35
Determination of Net Asset Value	II-37
Yield Information	II-38
Portfolio Transactions	II-39
Dividends and Taxes	II-40
Proxy Voting Policies and Procedures	II-45
General Information	II-48
Appendix A — Description of Debt Ratings	A-1

PART I: INFORMATION ABOUT WCMA MONEY FUND, WCMA GOVERNMENT SECURITIES FUND,
WCMA TREASURY FUND AND WCMA TAX-EXEMPT FUND

Part I of this Statement of Additional Information sets forth information about WCMA Money Fund (the “Money Fund”), WCMA Government Securities Fund (the “Government Fund”), WCMA Tax-Exempt Fund (the “Tax-Exempt Fund”) and WCMA Treasury Fund (the “Treasury Fund”). It includes information about the Funds’ Boards of Trustees, the advisory services provided to and the management fees paid by the Funds, performance data for the Funds, and information about other fees paid by and services provided to the Funds. This Part I should be read in conjunction with the Funds’ Prospectus and those portions of Part II of this Statement of Additional Information that apply to the Funds.

Each Fund is a “feeder” fund that invests all of its assets in a Master Money Trust (“Money Trust”), Master Government Securities Trust (“Government Trust”), Master Tax-Exempt Trust (“Tax-Exempt Trust”) and Master Treasury Trust (“Treasury Trust”), respectively (each, a “Master Trust” and, collectively, the “Master Trusts”), which has the same investment objectives and strategies as the corresponding Fund. All investments will be made at the Master Trust level. Each Fund’s investment results will correspond directly to the investment results of the applicable Master Trust. For simplicity, however, this Statement of Additional Information, like the Prospectus, uses the term “Fund” to include the underlying Master Trust in which that Fund invests.

I. Investment Objectives and Policies

WCMA Money Fund

Money Fund is a money market fund. The investment objectives of Money Fund are to seek current income, preservation of capital and liquidity. The investment objectives are fundamental policies of the Money Fund that may not be changed without a vote of the majority of the outstanding shares of the Money Fund as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of short-term money market securities. There can be no assurance that the investment objectives of Money Fund will be realized. Money Fund is classified as diversified under the Investment Company Act.

Money Fund’s investments in U.S. government and government Agency securities will be in instruments with a remaining maturity of 762 days (25 months) or less. Money Fund’s other investments will be in instruments with a remaining maturity of 397 days (13 months) or less that have received a short term rating, or that have been issued by issuers that have received a short term rating with respect to a class of debt obligations that are comparable in priority and security with the instruments, from the requisite nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest short term rating categories or, if neither the instrument nor its issuer is so rated, will be of comparable quality as determined by the Trustees of Money Fund or by Fund Asset Management, L.P. (“FAM” or the “Manager”) pursuant to delegated authority. Money Fund will determine the remaining maturity of its investments in accordance with Commission regulations. The dollar-weighted average maturity of the Money Fund’s portfolio will not exceed 90 days.

Investment in Money Fund shares offers several potential benefits. Money Fund seeks to provide as high a yield potential, consistent with its objectives, as is available through investment in short term money market securities using professional money market management, block purchases of securities and yield improvement techniques. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short-term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. Certain expenses borne by investors include management fees, distribution fees, administrative costs and operational costs.

In managing the Money Fund, the Manager, will employ a number of professional money management techniques, including varying the composition of investments and the average maturity of the portfolio based on its assessment of the relative values of the various securities and future interest rate patterns. These assessments will respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. The Manager also will seek to improve yield by taking advantage of yield disparities that regularly occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. Also, there frequently are differences in yields between the various types of money market securities. Money Fund seeks to enhance yield by purchasing and selling securities based on these yield differences.

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WCMA Government

Government Fund is a money market fund. The investment objectives of Government Fund are to seek preservation of capital, current income and liquidity. Government Fund’s investment objectives are fundamental policies of the Government Fund and may not be changed without the approval of a majority of Government Fund’s outstanding shares. Government Fund seeks to achieve its objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities. Government Fund is classified as diversified under the Investment Company Act.

Direct U.S. Government obligations consist of securities that are issued, and/or guaranteed as to principal and interest, by the U.S. Government and are backed by the full faith and credit of the United States. The Government Fund may not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or Government-sponsored enterprises that are not backed by the full faith and credit of the United States. There can be no assurance that the investment objectives of Government Fund will be realized.

Government Fund may invest in the U.S. Government securities described above pursuant to repurchase agreements. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security from the Government Fund at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

For purposes of its investment policies, Government Fund defines short-term U.S. Government securities as securities that have a maturity of not more than 762 days (25 months). The Manager expects that substantially all the assets of Government Fund will be invested in securities maturing in not more than 397 days (13 months) but at times some portion may have maturities up to not more than 762 days (25 months). The dollar-weighted average maturity of Government Fund’s portfolio will not exceed 90 days.

Investment in Government Fund shares offers several potential benefits. Government Fund seeks to provide as high a yield potential, consistent with its objectives, as is available from investments in short term U.S. Government securities utilizing professional money market management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term U.S. Government securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

WCMA Tax-Exempt

Tax-Exempt Fund is a tax-exempt money market fund. The investment objectives of the Tax-Exempt Fund are to seek current income exempt from Federal income tax, preservation of capital and liquidity. The investment objectives of Tax-Exempt Fund are fundamental policies of the Tax-Exempt Fund and may not be changed without a vote of the majority of the outstanding shares of Tax-Exempt Fund. The Tax-Exempt fund seeks to achieve its objectives by investing in a diversified portfolio of short-term, high quality money market securities that are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or derivative or synthetic municipal instruments, the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and does not subject investors to the federal alternative minimum tax) (“Tax-Exempt Securities”). The Tax-Exempt Fund is classified as diversified under the Investment Company Act.

The Tax-Exempt Fund may invest up to 20% of its assets in certain otherwise Tax-Exempt Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. There can be no assurance that the investment objectives of the Tax-Exempt Fund will be realized.

Under normal circumstances, the Tax-Exempt Fund invests at least 80% of its net assets in securities the income from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and not treated as a preference item includable in taxable income for purposes of the Federal alternative minimum tax) or will invest in securities so that at least 80% of the income that it distributes will be exempt from Federal income tax, (including the alternative minimum tax). For this purpose, net assets include any borrowings for investment purposes. This policy is a fundamental policy and may not be changed without the approval of a majority of the Tax-Exempt Fund’s outstanding shares.

The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Tax-Exempt Securities with longer maturities tend to produce higher yields. Interest rates in the short term tax-exempt securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the

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shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

The Tax-Exempt Securities in which the Tax-Exempt Fund invests include municipal notes, municipal commercial paper and municipal bonds with remaining maturities of not more than 397 days (13 months). The Tax-Exempt Fund will also invest in variable rate demand obligations (“VRDOs”) and participations therein (“Participating VRDOs”) and derivative or synthetic municipal instruments (“Derivative Products”). Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes issued generally to finance short-term credit needs. The Tax-Exempt Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy the short term maturity and quality standards of the Tax-Exempt Fund. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less.

The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in private activity bonds where the entities supplying the revenues from which the issues are to be paid are in the same industry.

Certain of the instruments in which the Tax-Exempt Fund invests, including VRDOs and Derivative Products, effectively provide the Tax-Exempt Fund with economic interests in long-term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the obligations, in the case of VRDOs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

Investment in the Tax-Exempt Fund’s shares offers several potential benefits. The Tax-Exempt Fund seeks to provide as high a tax-exempt yield potential, consistent with its objectives, as is available from investments in short term tax-exempt securities utilizing professional management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in short term securities, such as coordinating maturities and reinvestments, safekeeping and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

WCMA Treasury

The Treasury Fund is a money market fund. The investment objectives of the Treasury Fund are to seek preservation of capital, liquidity and current income. The Treasury Fund seeks to achieve its investment objectives by investing exclusively in a diversified portfolio of short term marketable securities that are direct obligations of the U.S. Treasury. Treasury Fund’s investment objectives are fundamental policies of Treasury Fund and may not be changed without the approval of a majority of Treasury Fund’s outstanding shares. Treasury Fund is classified as diversified under the Investment Company Act.

Preservation of capital is a prime investment objective of Treasury Fund and the direct U.S. Treasury obligations in which it invests are generally considered to have the lowest principal risk among money market securities. Historically, direct U.S. Treasury obligations have generally had lower rates of return than other money market securities with less safety.

For purposes of its investment objectives, Treasury Fund defines short-term marketable securities which are direct obligations of the U.S. Treasury as any U.S. Treasury obligations having maturities of no more than 762 days (25 months). The dollar-weighted average maturity of Treasury Fund’s portfolio will not exceed 90 days.

Investment in Treasury Fund shares offers several potential benefits. Treasury Fund seeks to provide as high a yield potential, consistent with its objectives, as is available through investment in short term U.S. Treasury obligations utilizing professional money market management and block purchases of securities. It provides high liquidity because of its redemption features and seeks the reduced market risk that generally results from diversification of assets. The shareholder is also relieved from administrative burdens associated with direct investment in U.S. Treasury securities, such as coordinating maturities and

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reinvestments, and making numerous buy-sell decisions. These benefits are at least partially offset by certain expenses borne by investors, including management fees, distribution fees, administrative costs and operational costs.

II. Investment Restrictions

Each Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Each Fund has also adopted certain non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. None of the following fundamental and non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. Each Fund’s corresponding Master Trust has adopted fundamental and non-fundamental investment restrictions substantially similar to those set forth below. In addition, each Master Trust has adopted certain additional non-fundamental investment restrictions, which are also set forth below.

Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

WCMA Money Fund

Under its fundamental investment restrictions, the Money Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Money Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Money Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Money Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Money Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Money Fund’s Prospectus and Statement of Additional Information. The Money Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Money Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers, except insofar as the Money Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities and certain instruments issued by domestic banks).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Money Fund may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Money Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Money Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Money Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Money Fund’s classification as a diversified company under the Investment Company Act.

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Under its non-fundamental investment restrictions, the Money Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (7) above, the Money Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such cash collateral will be invested in short-term securities, the income from which will increase the return to the Money Fund. Such loans will be terminable at any time. The Money Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights. The Money Fund may pay reasonable fees in connection with the arranging of such loan.

e. Subject to fundamental investment restriction (8) above, the Money Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Money Fund.

Under the following additional non-fundamental investment restrictions, the Money Trust may not:

a. Purchase any securities other than types of money market securities and investments described in this Prospectus and Statement of Additional Information.

b. Purchase the securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, if immediately after the purchase, more than 5% of the value of its total assets (taken at market value) would be invested in such issuer, except that, in the case of bank money market instruments or repurchase agreements with any one bank, up to 25% of the value of the Money Trust’s total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation.

c. Purchase more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities, of an issuer.

d. Enter into repurchase agreements if, as a result, more than 10% of the Money Trust’s net assets (taken at market value at the time of each investment, together with any other investments deemed illiquid) would be subject to repurchase agreements maturing in more than seven days.

e. Make investments for the purpose of exercising control or management.

f. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

g. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the borrowing provisions shall not apply to reverse repurchase agreements) (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Money Trust will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Money Trust will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

h. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Money Trust except as may be necessary in connection with borrowings referred to in its non-fundamental investment restriction (g) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Money Trust’s net assets taken at the market value.

i. Invest in securities with legal or contractual restrictions on resale (except for repurchase agreements) or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at market value) would be invested in such securities.

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j. Invest in securities of issuers (other than issuers of U.S. Government Agency securities) having a record, together with predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of its total assets (taken at market value) would be invested in such securities.

k. Enter into reverse repurchase agreements if, as a result thereof, the Money Trust’s obligations with respect to reverse repurchase agreements would exceed one-third of its net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

l. Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Money Trust, the Manager or any subsidiary thereof each owning beneficially more than 1% of the securities of such issuer own in the aggregate more than 5% of the securities of the issuer.

WCMA Government Securities Fund

Under its fundamental investment restrictions, the Government Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Government Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Government Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Government Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Government Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Government Fund’s Prospectus and Statement of Additional Information. The Government Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Government Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Government Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Government Fund may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Government Fund may do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that Government Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Government Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Government Fund’s classification as a diversified company under the Investment Company Act.

Under Government Fund’s non-fundamental investment restrictions, the Government Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

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c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Government Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Government Fund.

e. Change its policy of investing exclusively in a diversified portfolio made up only of short term U.S. Government securities, including variable rate securities, and repurchase agreements with banks and securities dealers that involve direct U.S. Government obligations, without providing 60 days’ prior written notice to shareholders.

Under the following additional non-fundamental investment restrictions, the Government Trust may not:

a. Purchase any securities other than short term marketable securities which are direct obligations of the U.S. Government and repurchase agreements pertaining to such securities.

b. Enter into repurchase agreements with any one bank or primary dealer or an affiliate thereof, if immediately thereafter, more than 5% of the value of its total assets (taken at market value) would be invested in repurchase agreements with such bank or primary dealer or an affiliate thereof.

c. Enter into repurchase agreements if, as a result thereof, more than 10% of the Government Trust’s net assets (taken at market value at the time of each investment) would be subject to repurchase agreements maturing in more than seven days.

d. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Government Trust will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Government Trust will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

e. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Government Trust except as may be necessary in connection with borrowings mentioned in (d) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Government Trust’s net assets, taken at market value.

WCMA Tax-Exempt Fund

Under its fundamental investment restrictions, the Tax-Exempt Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Tax-Exempt Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Tax-Exempt Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Tax-Exempt Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Tax-Exempt Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Tax-Exempt Fund’s Prospectus and Statement of Additional Information. The Tax-Exempt Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Tax-Exempt Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

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(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Tax-Exempt Fund may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Tax-Exempt Fund may do so in accordance with applicable law and the Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Tax-Exempt Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Tax-Exempt Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with Tax-Exempt Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Tax-Exempt Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Tax-Exempt Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Tax-Exempt Fund.

Under the following additional non-fundamental investment restrictions, the Tax-Exempt Trust may not:

a. Purchase any securities other than Tax-Exempt Securities referred to in this Prospectus and Statement of Additional Information.

b. Invest more than 5% of its total assets (taken at market value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed (i.e., guaranteed) by the U.S. Government or its agencies or instrumentalities (for purposes of this restriction, the Tax-Exempt Trust will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer).

c. Invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.

d. Make investments for the purpose of exercising control or management.

e. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

f. Borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes. (Usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Tax-Exempt Trust will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Tax-Exempt Trust will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.)

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g. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Trust except as may be necessary in connection with borrowings mentioned in (f) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value.

h. Invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its net assets (taken at value), would be invested in such securities.

WCMA Treasury Fund

Under its fundamental investment restrictions, the Treasury Fund may not:

(1) Issue senior securities to the extent such issuance would violate applicable law.

(2) Borrow money, except that (i) the Treasury Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) (ii) the Treasury Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Treasury Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Treasury Fund may purchase securities on margin to the extent permitted by applicable law. These restrictions on borrowing shall not apply to reverse repurchase agreements as described in the Treasury Fund’s Prospectus and Statement of Additional Information. The Treasury Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Treasury Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies.

(3) Underwrite securities of other issuers except insofar as the Treasury Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

(4) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities).

(5) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Treasury Fund may invest in securities directly or indirectly secured by real estate interests therein or issued by companies which invest in real estate or interests therein.

(6) Purchase or sell commodities or contracts on commodities, except to the extent that the Treasury Fund may do so in accordance with applicable law and the Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

(7) Make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that Treasury Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and guidelines set forth in the Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

(8) Make any investment inconsistent with the Treasury Fund’s classification as a diversified company under the Investment Company Act.

Under its non-fundamental investment restrictions, the Treasury Fund may not:

a. Purchase any securities on margin, except for the use of short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

b. Make short sales of securities or maintain a short position.

c. Write, purchase or sell puts, calls or combinations thereof.

d. Subject to fundamental investment restriction (8) above, the Treasury Fund may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Treasury Fund.

I-9

e. Change its policy of investing exclusively in a diversified portfolio made up only of short term U.S. Treasury securities that are direct obligations of the U.S. Treasury without providing 60 days’ prior written notice to shareholders.

Under the following additional non-fundamental investment restrictions, the Treasury Trust may not:

a. Purchase any securities other than direct obligations of the U.S. Treasury with remaining maturities of more than 762 days (25 months).

b. Borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (usually only “leveraged” investment companies may borrow in excess of 5% of their assets; however, the Treasury Trust will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities). The Treasury Trust will not purchase securities while borrowings are outstanding. Interest paid on such borrowings will reduce net income.

c. Mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Treasury Trust except as may be necessary in connection with borrowings mentioned in (b) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Treasury Trust’s net assets, taken at market value.

Except with respect to each Fund’s fundamental borrowing restriction, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of each Fund’s investment restriction (4), each Fund uses the classifications and subclassifications of Morgan Stanley Capital International as a guide to identify industries.

III. Information on Trustees and Officers

The Board of Trustees of each Fund consists of seven individuals, six of whom are not “interested persons “of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as the Trustees of each Master Trust. The Trustees of each Fund are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of each Fund’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of each Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. Each Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to each Fund; (ii) discuss with the independent accountants certain matters relating to each Fund’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for each Audit Committee. Each Audit Committee has retained independent legal counsel to assist it in connection with these duties. Each Audit Committee met four times during the fiscal year ended March 31, 2005.

Cynthia A. Montgomery and Edward D. Zinbarg are the members of each Fund’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of a Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of a Fund’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met once during each Fund’s fiscal year ended March 31, 2005.

   Biographical Information

Certain biographical and other information relating to the non-interested Trustees of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager, Merrill Lynch Investment Managers, L.P. (“MLIM”) or their affiliates (“MLIM/FAM-advised funds”) and other public directorships.

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Name, Address* and Age of Trustee	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (64)***	Trustee	Trustee of Each Fund since 2002	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000, International Consultant, Urban Institute, Washington D.C. from 1995 to 1999.	48 registered investment companies consisting of 51 portfolios	None

Cynthia A. Montgomery (52)†	Trustee	Trustee of each Fund since 2002	Professor, Harvard Business School since 1989; Associate Professor, J. L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989: Associate Professor, Graduate School of Business administration, University of Michigan from 1979 to 1985; Director, Harvard Business School of Publishing since 2005.	48 registered investment companies consisting of 51 portfolios	Newell Rubbermaid Inc. (manufacturing)

Jean Margo Reid (59)	Trustee	Trustee of each Fund since 2004	Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.	48 registered investment companies consisting of 51 portfolios	None

Roscoe S. Suddarth (69)	Trustee	Trustee of each Fund since 2002	President, Middle East Institute, from1995 to 2001; Foreign Service Officer, United States Foreign Service, from1961 to 1995; Career Minister, from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan, from 1987 to 1990.	48 registered investment companies consisting of 51 portfolios	None

I-11

Name, Address* and Age of Trustee	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Richard R. West (67)	Trustee	Trustee of each Fund since 2002	Professor of Finance since 1984 to 1985, Dean from 1984 to 1993 and since 995 Dean Emeritus of New York University Leonard N. Stern School of Business Administration from 1994 to present; Professor of Finance thereof from 1982 to 1994.	48 registered investment companies consisting of 51 portfolios	Bowne & Co., Inc. (financial printers): Vornado Realty Trust (real estate holding company); Alexander’s Inc. (real estate company)

Edward D. Zinbarg (70)	Trustee	Trustee of each Fund since 2002	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	48 registered investment companies consisting of 51 portfolios	None

*	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in each Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
***	Chairman of the Board and the Audit Committee.
†	Chairman of the Nominating Committee.

Certain biographical and other information relating to the Trustee who is an officer and an “interested person” of each Fund as defined in the Investment Company Act (the “interested Trustee”) and to the other officers of each Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served and the total number of portfolios overseen in MLIM/FAM-advised funds and any public directorships, held.

Name, Address* and Age of Trustee	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (50)***	President and Trustee of each Fund	President and Trustee**** of each Fund since 2005	President of the MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	125 registered investment companies consisting of 169 portfolios	None

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Name, Address* and Age	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Donald C. Burke (45)	Vice President and Treasurer of each Fund	Vice President of each Fund since 2002 and Treasurer of each Fund since 2002	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	131 registered investment companies consisting of 175 portfolios	None

Richard Mejzak (36)	Vice President and Portfolio Manager of Money Fund	Vice President of Money Fund since 2002	Director of MLIM since 2000; Vice President of MLIM from 1995 to 2000.	4 registered investment companies consisting of 2 portfolios	None

John Ng (51)	Vice President and Portfolio Manager of Government Fund	Vice President of Government Fund since 2002	Director of MLIM since 1998; Vice President of MLIM from 1984 to 1998.	7 registered investment companies consisting of 5 portfolios	None

Peter J. Hayes (46)	Vice President and Portfolio Manager of Tax-Exempt Fund	Vice President of Tax-Exempt Fund since 2002	Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2000; Vice President of MLIM from 1988 to 1997.	4 registered investment companies consisting of 2 portfolios	None

Cindy Macaulay (38)	Vice President and Portfolio Manager of Treasury Fund	Vice President of Treasury Fund since 2002	Vice President of MLIM since 1996.	4 registered investment companies consisting of 2 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer	Chief Compliance Officer since 2003	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	132 registered investment companies consisting of 176 portfolios	None

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Name, Address* and Age	Position(s) Held with each Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Alice A. Pellegrino (45)	Secretary	Secretary since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004	127 registered investment companies consisting of 171 portfolios	None

*	The address of each officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Trustees of each Fund.
***	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with MLIM, FAM, Princeton Services, and Princeton Administrators.
****	As a Trustee, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Trust’s by-laws or charter or by statute.

       Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds “) as of December 31, 2004 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity in Money Fund	Aggregate Dollar Range of Equity in Government Fund	Aggregate Dollar Range of Equity in Tax-Exempt Fund	Aggregate Dollar Range of Equity in Treasury Fund	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Trustee:
Robert C. Doll, Jr	$1 - 10,000	None	None	None	over $100,000
Non-Interested Trustees:
Ronald W. Forbes	None	None	None	None	over $100,000
Cynthia A. Montgomery	None	None	None	None	over $100,000
Jean Margo Reid	None	None	None	None	over $100,000
Roscoe S. Suddarth	None	None	None	None	over $100,000
Richard R. West	None	None	None	None	over $100,000
Edward D. Zinbarg	None	None	None	None	over $100,000

As of July 1, 2005, the Trustees and officers of each Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2004, none of the non-interested Trustees of a Fund or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

   Compensation of Trustees

Each Fund and Master Trust pays each non-interested Trustee a combined fee for service on the Board and Audit Committee of each Fund and its corresponding Master Trust as set forth below. The Chairman of each Audit Committee receives an additional fee. Each Fund and each Master Trust reimburse each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings.

	Combined	Fee Per in-Person Meeting Attended from Fund/Trust		Additional Annual Fee Paid to Each Committee
	Annual Fee from Fund/Trust	Board	Audit Committee	Chairman from Fund/Trust
Money Fund and Money Trust	$14,000	$500	$500	$1,429
Government Securities Fund and Government Trust	$ 4,400	$200	$200	$1,429
Tax-Exempt Fund and Tax-Exempt Trust	$ 7,000	$250	$250	$1,429
Treasury Fund and Treasury Trust	$ 4,400	$200	$200	$1,429

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The following table shows the compensation earned by the non-interested Trustees for the fiscal year ended March 31, 2004 and the aggregate compensation paid to them by all MLIM/FAM-advised funds for the calendar year ended December 31, 2003.

Name of Trustee	Compensation from Money Fund and Money Trust	Compensation from Government Fund and Government Trust	Compensation From Tax-Exempt Fund and Tax-Exempt Trust	Compensation from Treasury Fund and Treasury Trust	Aggregate Compensation from Fund/Trust and MLIM/FAM- Advised Funds**
Ronald W. Forbes*	$19,107	$7,107	$10,107	$7,107	$284,833
Cynthia A. Montgomery	$18,000	$6,000	$ 9,000	$6,000	$248,833
Jean Margo Reid***	$10,167	$3,367	$ 5,083	$3,367	$142,733
Kevin A. Ryan†	$13,500	$4,500	$ 6,750	$4,506	$181,317
Roscoe S. Suddarth	$18,000	$6,000	$ 9,000	$6,000	$248,833
Richard R. West	$18,000	$6,000	$ 9,000	$6,000	$248,833
Edward D. Zinbarg	$18,000	$6,000	$ 9,000	$6,000	$248,833

*	Chairman of the Board and Audit Committee.
**	For information on the number of MLIM/FAM-advised funds from which each Trustee received compensation, see the table beginning on p. I-11.
***	Ms. Reid became a Director effective August 19, 2004.
†	Mr. Ryan retired as a Director effective January 1, 2005.

IV. Management and Advisory Arrangements

   Management Arrangements

Management Agreement. Each Fund invests all of its assets in shares of its corresponding Master Trust. Accordingly, each Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the Master Trust level. Each Master Trust has entered into a separate management agreement (each, a “Management Agreement”) with the Manager.

Management Fee. Pursuant to the Management Agreement, the Manager receives a monthly fee from each Master Trust at the following annual rates:

Portion of average daily value of net assets:
Rate
Not exceeding $500 million	0.250%
In excess of $500 million but not exceeding $1 billion	0.175%
In excess of $1 billion	0.125%

The table below sets forth information about the total management fees payable by each Master Trust to the Manager for the periods indicated.

Fiscal Year Ended March 31,	Money Trust	Government Trust	Tax-Exempt Trust	Treasury Trust
2005	$22,428,317	$2,165,461	$13,303,547	$2,140,629
2004	$27,155,091	$2,597,681	$13,919,209	$2,433,099
2003	$ 3,854,782	$ 367,781	$ 1,822,207	$ 336,509
*	Represents payments from February 13, 2003 (commencement of operations of the Trusts) to March 31, 2003.

Review of the Management Agreements

Activities of and Composition of the Board of Trustees. All but one member of each Fund’s Board of Trustees is an independent trustee whose only affiliation with the Manager or other Merrill Lynch affiliates is as a trustee of each Fund and certain other funds advised by the Manager or its affiliates. Each Chairman of the Board is also an independent trustee. New trustee nominees are chosen as nominees by a Nominating Committee of independent Trustees. All independent Trustees also are members of each Board’s Audit Committee and the independent Trustees meet in executive session at each in person Board meeting. Each Board and the Audit Committee meet in person for at least two days each quarter and conduct other in person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings.

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The independent counsel to the independent Trustees attends all in person Board and Audit Committee meetings and other meetings at the independent Trustees’ request.

Management Agreement — Matters Considered by the Board

Every year, each Board considers approval of the applicable Management Agreement between the Manager and each Master Trust (throughout this discussion the term “Fund” includes the applicable Master Trust). Each Board also reviews and evaluates the performance of and services provided by the Manager throughout each year. Each Board assesses the nature, scope and quality of the services provided to a Fund by the personnel of the Manager and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to a Fund by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Manager and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Manager and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Manager’s compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Manager and its affiliates.

Each Board believes that the Manager is one of the most experienced global asset management firms and considers the overall services provided by the Manager to be generally of high quality. Each Board also believes that the Manager is financially sound and well managed and notes that the Manager is affiliated with one of America’s largest financial firms. Each Board works closely with the Manager in overseeing the Manager’s efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Manager taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees. In the period prior to the Board meeting to consider renewal of each Management Agreement, each Board requests and receives materials specifically relating to each Fund’s Management Agreement. These materials include (a) information compiled by Lipper Inc. (“Lipper”) on the fees and expenses and the investment performance of each Fund or its predecessor Fund (which had the same investment objective and strategies as each applicable Fund) as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for each Fund; (c) a discussion by each Fund’s portfolio management team on investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Manager and its affiliates of each Management Agreement and other relationships with each Fund. Each Board also considers other matters it deems important to the approval process such as payments made to the Manager or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, and direct and indirect benefits to the Manager and its affiliates from their relationship with each Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of each Fund’s Management Agreement, the independent Trustees’ and Board’s review included the following:

Manager’s Services and Fund Performance. Each Board reviewed the nature, extent and quality of services provided by the Manager, including the investment advisory services and the resulting performance of each Fund. The Boards focused primarily on the Manager’s investment advisory services and each Fund’s investment performance, having concluded that the other services provided to each Fund by the Manager were satisfactory. Each Board compared Fund performance — both including and excluding the effects of each Fund’s fees and expenses — to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indices. While each Board reviews performance data quarterly, you should know that, consistent with the Manager’s investment goals, each Board attaches importance to performance over relatively long periods of time, typically three to five years. Each applicable Board noted that the performance of each Fund or its predecessor Fund (which had the same objective and strategies of each corresponding Master Trust and Fund) was in the first or second quartile of its Lipper performance group for the one and five year periods for all Funds, and above the median for the five year period for all Funds for all except the Tax-Exempt Fund, which was in the third quartile for the five year period. Each Board concluded that each Fund’s performance was consistent with the continuation of the management fee rate at its current level and the renewal of the applicable Management Agreement.

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The Manager’s Personnel and Investment Process. Each Board reviews at least annually each Fund’s investment objectives and strategies. Each Board discusses with senior management of the Manager responsible for investment operations and the senior management of the Manager’s money market investing group the strategies being used to achieve the stated objectives. Among other things, each Board considers the size, education and experience of the Manager’s investment staff, its use of technology, and the Manager’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Manager’s compensation policies and practices with respect to each Fund’s portfolio manager. Each Board also considered the experience of each Fund’s portfolio manager and noted that: (i) Mr. Mejzak, the Money Trust’s portfolio manager, has over ten years’ experience investing in money market securities; (ii) Mr. Ng, the Government Trust’s portfolio manager, has over twenty years’ experience investing in money market securities; (iii) Mr. Hayes, the Tax-Exempt Trust’s portfolio manager, has over fifteen years’ experience investing in tax-exempt money market securities; and (iv) Ms. Macaulay, the Treasury Trust’s portfolio manager, has over ten years experience investing in money market securities. Each Board concluded that the Manager and its investment staff and each Fund’s portfolio manager have extensive experience in analyzing and managing the types of investments used by each Fund and that each Fund benefits from that expertise.

Management Fees and Other Expenses. Each Board reviews a Fund’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels — the actual rate includes advisory and administrative service fees and the effects of any fee waivers — compared to the other funds in its Lipper category. It also compares the Fund’s total expenses to those of other, comparable funds. Each Board did not consider the services provided to and the fees charged by the Manager to other types of clients such as institutional clients, with similar investment mandates because the manager advised each Board that there were no institutional clients that could be deemed comparable to the Trusts. The Board of the Money Fund noted that, during its most recent fiscal year: the Money Fund’s contractual and actual management fees and total expenses were somewhat above the median of the eighteen funds in the Lipper group; the Board of the Government Fund noted that the Government Fund’s contractual and actual management fees and total expenses were above the median of the nine funds in the Lipper group; the Board of the Tax-Exempt Fund noted that the Tax-Exempt Fund’s contractual and actual management fees and total expenses were above the median of the ten funds in the Lipper group; and the Board of the Treasury Fund noted that the Treasury Fund’s contractual management fee was below the median. and actual management fees and total expenses were above the median of the eleven funds in the Lipper group Each Board has concluded that the Fund’s management fee and fee rate and overall expense ratio are reasonable compared to those of other, comparable funds.

Profitability. Each Board considers the cost of the services provided to the Fund by the Manager and the Manager’s and its affiliates’ profits in relating to the management and distribution of each Fund and the MLIM/FAM-advised funds. As part of its analysis, the Boards reviewed the Manager’s and its affiliates’ methodology in allocating costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. Each Board believes the profits of the Manager and its affiliates are reasonable in relation to the nature and quality of services provided.

Economies of Scale. Each Board considered the extent to which economies of scale might be realized as the assets of a Fund increase and whether there should be changes in the management fee rate or structure in order to enable a Fund to participate in these economies of scale. The Boards noted that each Fund’s current management fee rate schedule includes breakpoints that reduce the Fund’s management fee rate as its assets increase above certain levels and that each Fund’s assets have reached a level where such breakpoints have become effective and have reduced the management fee rate paid by each Fund. Each Board determined that the current management fee structure was reasonable and that no changes were currently necessary.

Conclusion. After the independent Trustees deliberated in executive session, each Board, including all of the independent Trustees, approved the renewal of each existing Management Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

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Administration Arrangements

Administrative Services and Administrative Fee. Each Fund has entered into a separate administration agreement (each, an “Administration Agreement”) with FAM, as administrator (in such capacity, the “Administrator”). For its services to each Fund, the Administrator receives monthly compensation at the annual rate of 0.25% of the average daily net assets of each Fund.

The table below sets forth information about the administration fees paid by each Fund to FAM for the periods indicated.

WCMA Fund

Fiscal Year Ended March 31,		Money Fund	Government Fund	Tax-Exempt Fund	Treasury Fund
2005		$20,494,064	$1,153,881	$1,809,234	$998,363
2004		$13,714,538	$ 879,472	$1,170,414	$703,260
2003	*	$ 21	$ 21	$ 21	$ 21
*	Represents payments from March 3, 2003 (commencement of operations of the Funds) to March 31, 2003.

Fee Waiver/Expense Reimbursement. Reference is made to “Your Account-WCMA Multiple Class Structure” in the Prospectus. With respect to each WCMA Fund’s Class 2, Class 3 and Class 4 shares, the Manager and Distributor have entered into a contractual arrangement to waive and/or reimburse a portion of each Fund’s fees and expenses to ensure that the net expenses for a Fund’s (i) Class 2 shares is .32% (with respect to Money Fund and Government Fund) or .35% (with respect to the Tax-Exempt Fund and Treasury Fund), as applicable, higher than that of each corresponding Master Trust’s initial feeder fund, and (ii) Class 3 and Class 4 shares is equal to that of the corresponding Master Trust’s initial feeder fund. This fee/expense waiver or reimbursement includes distribution and/or service fees. These arrangements have a one-year term, and are renewable.

   Transfer Agency Services

The table below sets forth information about the total amounts paid by each Fund to the transfer agent for the periods indicated.

Fiscal Year Ended March 31,		Money Fund	Government Fund	Tax-Exempt Fund	Treasury Fund
2005		$867,351	$23,191	$46,617	$34,314
2004		$595,110	$15,653	$27,028	$20,743
2003	*	$ 0	$ 0	$ 0	$ 0

*	Commencement of operations for each Fund was March 3, 2003.

   Accounting Services

The tables below show the amounts paid by each Master Trust to State Street Bank and Trust Company (“State Street”) and to the Manager for accounting services for the periods indicated.

WCMA Money

	Money Trust
Fiscal Year Ended March 31,	Paid to State Street†		Paid to the Manager
2005	$1,747,265		$364,193
2004	$2,072,351		$421,565
2003	$ 305,166	*	$ 66,476	*

*	Represents payments from February 13, 2003 (commencement of operations of the Master Trust) to March 31, 2003.
†	For providing services to the Fund and Master Trust.

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WCMA Government

	Government Trust
Fiscal Year Ended March 31,	Paid to State Street†		Paid to the Manager
2005	$218,357		$22,323
2004	$243,827		$27,919
2003	$ 25,933	*	$ 4,718	*

*	Represents payments from February 13, 2003 (commencement of operations of the Master Trust) to March 31, 2003.
†	For providing services to the Fund and Master Trust.

WCMA Tax-Exempt

	Tax-Exempt Trust
Fiscal Year Ended March 31,	Paid to State Street†		Paid to the Manager
2005	$1,043,537		$248,516
2004	$1,039,238		$203,561
2003	$ 155,165	*	$ 30,048	*

*	Represents payments from February 13, 2003 (commencement of operations of the Master Trust) to March 31, 2003.
†	For providing services to the Fund and Master Trust.

WCMA Treasury

	Treasury Trust
Fiscal year ended March 31,	Paid to State Street†		Paid to the Manager
2005	$216,299		$21,552
2004	$227,720		$25,467
2003	$ 36,522	*	$ 4,152	*

*	Represents payments from February 13, 2003 (commencement of operations of the Master Trust) to March 31, 2003.
†	For providing services to the Fund and Master Trust.

V. Distribution Related Expenses

The Trustees believe that each Fund’s expenditures under its Distribution Plan are in the best interests of such Fund and its shareholders. All of the amounts expended under the Distribution Plans for the fiscal year ended March 31, 2005 were allocated to Merrill Lynch Financial Advisors, other personnel of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) and related administrative costs.

The table below sets forth information about the total distribution fees paid to Merrill Lynch by each Fund for the Fiscal year ended March 31, 2005.

	WCMA Money
Class Name	Amount Paid	Amount Waived	Average Net Assets
Class 1	$ 8,137,724	$ 988,404	$817.0 million
Class 2	$19,970,769	$7,209,850	$ 3.0 billion
Class 3	$12,222,154	$8,662,883	$ 3.3 billion
Class 4	$ 4,182,927	$2,931,705	$ 1.1 billion

	WCMA Government
Class Name	Amount Paid	Amount Waived	Average Net Assets
Class 1	$186,972	$ 36,005	$ 18.7 million
Class 2	$789,371	$342,471	$117.2 million
Class 3	$767,706	$649,362	$205.6 million
Class 4	$444,257	$375,071	$120.1 million

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	WCMA Tax-Exempt
Class Name	Amount Paid	Amount Waived	Average Net Assets
Class 1	$ 365,687	$ 79,630	$ 37.2 million
Class 2	$1,110,673	$ 472,876	$165.0 million
Class 3	$1,376,349	$1,263,453	$370.2 million
Class 4	$ 556,033	$ 516,879	$151.3 million

	WCMA Treasury
Class Name	Amount Paid	Amount Waived	Average Net Assets
Class 1	$218,192	$ 52,317	$ 21.9 million
Class 2	$955,570	$357,745	$141.8 million
Class 3	$613,265	$470,819	$164.5 million
Class 4	$262,283	$199,458	$ 71.5 million

VI. Yield Information

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by any Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on the Master Trust’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. The yield on Government Fund shares and Treasury Fund shares may not, for various reasons, be comparable to the yield on shares of other money market funds or other investments.

	Seven-Day Period Ended March 31, 2005
	Class 1	Class 2	Class 3	Class 4
Money Fund *	1.19%	1.89%	2.22%	2.22%
Government Fund *	1.14%	1.69%	2.01%	2.01%
Tax-Exempt Fund **	0.64%	1.17%	1.53%	1.53%
Treasury Fund *	0.95%	1.48%	1.84%	1.84%
*	Excludes gains and losses
**	Includes gains and losses

VII. Computation of Offering Price

An illustration of the computation of the offering price for each class of shares of each Fund based on the value of the respective Fund’s net assets and number of shares outstanding on March 31, 2005 is set forth below:

WCMA Money Fund

	Class 1	Class 2	Class 3	Class 4
Net Assets	$869,838,822	$2,723,114,070	$3,032,612,372	$1,058,434,430
Number of Shares Outstanding	870,463,371	2,725,304,741	3,035,082,371	1,059,358,395
Net Asset Value Per Share
(net assets divided by number of shares
outstanding)	$1.00	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00	$1.00

WCMA Government Fund

	Class 1	Class 2	Class 3	Class 4
Net Assets	$16,717,544	$119,717,645	$193,195,369	$81,344,408
Number of Shares Outstanding	16,737,822	119,846,249	193,422,770	81,476,963
Net Asset Value Per Share
(net assets divided by number of shares
outstanding)	$1.00	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00	$1.00

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WCMA Tax-Exempt Fund

	Class 1	Class 2	Class 3	Class 4
Net Assets	$41,468,681	$174,093,641	$367,434,100	$133,923,679
Number of Shares Outstanding	41,473,482	174,113,384	367,477,948	133,940,357
Net Asset Value Per Share
(net assets divided by number of shares outstanding)	$1.00	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00	$1.00

WCMA Treasury Fund

	Class 1	Class 2	Class 3	Class 4
Net Assets	$23,145,465	$123,994,389	$162,092,314	$57,538,849
Number of Shares Outstanding	23,158,516	124,062,622	162,170,011	57,567,882
Net Asset Value Per Share
(net assets divided by number of shares outstanding	$1.00	$1.00	$1.00	$1.00
Offering Price	$1.00	$1.00	$1.00	$1.00

VIII. Portfolio Transactions

See Part II “Portfolio Transactions” for more information.

The table below sets forth information about the principal transactions with Merrill Lynch Government Securities Inc. and Merrill Lynch Money Markets Inc. by each Trust pursuant to an exemptive order for the periods indicated.

	Money Trust		Government Trust		Tax-Exempt Trust		Treasury Trust
Fiscal Year Ended March 31,	Number of Transactions	Aggregate Amount (millions)	Number of Transactions	Aggregate Amount (millions)	Number of Transactions	Aggregate Amount (millions)	Number of Transactions	Aggregate Amount (millions)
2005	5	$ 613.5	53	$2,662.5	8	$472.4	8	$362.5
2004	46	$4,321.5	61	$3,797.8	17	$306.5	9	$314.1
2003	5	$ 531.8	5	$ 386.0	0	$ 0	0	$ 0

*	Commencement of operations for each Trust was February 13, 2003.

For the fiscal years ended March 31, 2005, 2004 and 2003, the Money Trust’s lending agent received $181,229, $236,018 and $259,696, respectively, in securities lending fees from the Money Trust.

The value of the Trust’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) if any portion of such holdings were purchased during the fiscal year ended March 31, 2005 are as follows:

Money Trust

Regular Broker-Dealer	Debt (D) / Equity (E)	Aggregate Holdings (000‘s)
Lehman Brothers Holdings Inc.	D	$171,000
J.P. Morgan Securities Inc.	D	$140,000

IX. General Information

   Description of Shares

The Declaration of Trust of each Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an equal proportionate interest in the Fund with each other share. Each Fund is divided into four classes, designated Class 1, Class 2, Class 3 and Class 4. Each Class 1, Class 2, Class 3 and Class 4 share represents interests in the same assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears certain expenses related to the account maintenance and distribution of such shares and the additional incremental transfer agency costs resulting from the conversion of shares. Each Class has exclusive voting rights with respect to matters relating to such account maintenance and distribution expenditures. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to

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shareholders. Shares have no preemptive or conversion rights. The rights of redemption and exchange are described elsewhere herein and in the Prospectus of the Funds. Shares of each Fund are fully paid and non-assessable by each Fund.

   Principal Shareholders

To the knowledge of each Fund, no individuals or entities owned beneficially or of record 5% or more of the Fund’s shares as of July 1, 2005.

X. Financial Statements

Each Fund’s audited financial statements, including the report of the applicable independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to that Fund’s 2005 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-221-7210 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

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Part II

Part II of this statement of additional information contains information about the following funds: CMA Arizona Municipal Money Fund (“CMA Arizona”), CMA California Municipal Money Fund (“CMA California”), CMA Connecticut Municipal Money Fund (“CMA Connecticut”), CMA Massachusetts Municipal Money Fund (“CMA Massachusetts”), CMA Michigan Municipal Money Fund (“CMA Michigan”), CMA New Jersey Municipal Money Fund (“CMA New Jersey”), CMA New York Municipal Money Fund (“CMA New York”), CMA North Carolina Municipal Money Fund (“CMA North Carolina”), CMA Ohio Municipal Money Fund (“CMA Ohio”), and CMA Pennsylvania Municipal Money Fund (“CMA Pennsylvania”), each a series of the CMA Multi-State Municipal Series Trust (collectively, the “CMA State Funds”); CMA Government Securities Fund (“CMA Government Securities”); CMA Money Fund (“CMA Money”); CMA Tax-Exempt Fund (“CMA Tax-Exempt”); CMA Treasury Fund (“CMA Treasury”); WCMA Government Securities Fund (“WCMA Government Securities”); WCMA Money Fund (“WCMA Money”); WCMA Tax-Exempt Fund (“WCMA Tax-Exempt”); WCMA Treasury Fund (“WCMA Treasury”); Merrill Lynch Ready Assets Trust (“Ready Assets Trust”); Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust (“Retirement Reserves”); Merrill Lynch U.S.A. Government Reserves (“U.S.A. Government Reserves”); and Merrill Lynch U.S. Treasury Money Fund (“U.S. Treasury Money”).

Throughout this statement of additional information, each of the above listed funds may be referred to as a “Fund” or collectively as the “Funds.” The CMA State Funds, CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury may be collectively referred to herein as the “CMA Funds.” The CMA State Funds and CMA Tax-Exempt may be collectively referred to herein as the “CMA Tax-Exempt Funds.” WCMA Government Securities, WCMA Money, WCMA Tax-Exempt and WCMA Treasury may be collectively referred to herein as the “WCMA Funds.”

Each Fund is organized as a Massachusetts business trust. For ease and clarity of presentation, common shares of beneficial interest are referred to herein as “shares” and the trustees of each Fund are referred to as “Trustees.” Merrill Lynch Investment Managers, L.P. (“MLIM”) or Fund Asset Management, L.P. (“FAM”), as applicable, is the manager of each Fund and is referred to as the “Manager,” and the management agreement applicable to each Fund is referred to as the “Management Agreement.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities and Exchange Commission is referred to herein as the “Commission.”

CMA Money, CMA Government Securities, CMA Tax-Exempt and CMA Treasury as well as each of the WCMA Funds are “feeder” funds (each, a “Feeder Fund”) that invest all of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master trust (each, a “Master Trust”), a mutual fund that has the same objective and strategies as the applicable Feeder Fund. All investments will be made at the level of the Master Trust. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Trust in which it invests. For simplicity, unless the context otherwise requires, this Statement of Additional Information uses the terms “Fund” or “Feeder Fund” to include both a Feeder Fund and its Master Trust.

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of money market securities in which one or more Funds may invest and the risks and other considerations associated with those investments. This section also discusses certain investment strategies that may be used by the Funds. Please see each Fund’s Prospectus and Part I of each Fund’s Statement of Additional Information for a complete description of each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in the Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.

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	CMA Arizona Municipal Money Fund	CMA California Municipal Money Fund	CMA Connecticut Municipal Money Fund	CMA Massachusetts Municipal Money Fund	CMA Michigan Municipal Money Fund	CMA New Jersey Municipal Money Fund	CMA New York Municipal Money Fund	CMA North Carolina Municipal Money Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X
Bank Money Instruments
Commercial Paper and Other Short-Term Obligations
Foreign Bank Money Instruments
Foreign Short-Term Debt Instruments
Forward Commitments
Municipal Investments	X	X	X	X	X	X	X	X
Municipal Securities	X	X	X	X	X	X	X	X
Municipal Securities - Derivative Products	X	X	X	X	X	X	X	X
Municipal Notes	X	X	X	X	X	X	X	X
Municipal Commercial Paper	X	X	X	X	X	X	X	X
Municipal Lease Obligations	X	X	X	X	X	X	X	X
Municipal Securities - Short-Term Maturity Standards	X	X	X	X	X	X	X	X
Municipal Securities - Quality Standards	X	X	X	X	X	X	X	X
Municipal Securities - Other Factors	X	X	X	X	X	X	X	X
Purchase of Securities with Fixed Price “Puts”
Single State Risk	X	X	X	X	X	X	X	X
Taxable Money Market Securities	X	X	X	X	X	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X
Repurchase Agreements; Purchase and Sale Contracts
Reverse Repurchase Agreements
Securities Lending
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X	X

	CMA Ohio Municipal Money Fund	CMA Pennsylvania Municipal Money Fund	CMA Government Securities Fund	CMA Money Fund	CMA Tax-Exempt Fund	CMA Treasury Fund	WCMA Government Securities Fund	WCMA Money Fund
Rule 2a-7 Requirements	X	X	X	X	X	X	X	X
Bank Money Instruments				X				X
Commercial Paper and Other Short-Term Obligations				X				X
Foreign Bank Money Instruments				X				X
Foreign Short-Term Debt Instruments				X				X
Forward Commitments			X	X		X	X	X
Municipal Investments	X	X			X
Municipal Securities	X	X			X
Municipal Securities - Derivative Products	X	X			X
Municipal Notes	X	X			X
Municipal Commercial Paper	X	X			X
Municipal Lease Obligations	X	X			X
Municipal Securities - Short-Term Maturity Standards	X	X			X
Municipal Securities - Quality Standards	X	X			X
Municipal Securities - Other Factors	X	X			X
Purchase of Securities with Fixed Price “Puts”					X
Single State Risk	X	X
Taxable Money Market Securities	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X			X
Repurchase Agreements	X	X
Repurchase Agreements; Purchase and Sale Contracts			X	X			X	X
Reverse Repurchase Agreements								X
Securities Lending								X
When-Issued Securities and Delayed Delivery Transactions	X	X	X	X	X	X	X	X

	WCMA Tax-Exempt Fund	WCMA Treasury Fund	Merrill Lynch Ready Assets Trust	Merrill Lynch Retirement Reserves Money Fund	Merrill Lynch U.S.A. Government Reserves	Merrill Lynch U.S. Treasury Money Fund
Rule 2a-7 Requirements	X	X	X	X	X	X
Bank Money Instruments			X	X
Commercial Paper and Other Short-Term Obligations			X	X
Foreign Bank Money Instruments			X	X
Foreign Short-Term Debt Instruments			X	X
Forward Commitments		X	X	X	X	X
Municipal Investments	X
Municipal Securities	X			X
Municipal Securities - Derivative Products	X			X
Municipal Notes	X			X
Municipal Commercial Paper	X			X
Municipal Lease Obligations	X			X
Municipal Securities - Short-Term Maturity Standards	X			X
Municipal Securities - Quality Standards	X			X
Municipal Securities - Other Factors	X			X
Purchase of Securities with Fixed Price “Puts”	X
Single State Risk
Taxable Money Market Securities
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X
Repurchase Agreements
Repurchase Agreements; Purchase and Sale Contracts			X	X	X
Reverse Repurchase Agreements			X	X
Securities Lending			X	X
When-Issued Securities and Delayed Delivery Transactions	X	X			X	X

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Rule 2a-7 Requirements. Rule 2a-7 under the Investment Company Act sets forth portfolio diversification requirements applicable to all money market funds. Rule 2a-7 currently requires that each Fund (other than the CMA State Funds) limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1% of its total assets (in the case of each of CMA Tax-Exempt and WCMA Tax-Exempt only, this 1% limit applies only to Conduit Securities — as defined in the Rule — that are not First Tier Securities). In addition, Rule 2a-7 requires that not more than 5% of each such Fund’s (other than CMA Tax-Exempt and WCMA Tax-Exempt) total assets be invested in Second Tier Securities (as defined in the Rule) or, in the case of CMA Tax-Exempt and WCMA Tax-Exempt, Second Tier Conduit Securities (as defined in the Rule). Rule 2a-7 requires each CMA State Fund with respect to 75% of its total assets to limit its investments in securities issued by any one issuer ordinarily to not more than 5% of its total assets, or, in the event that such securities are Conduit Securities that are not First Tier Securities, not more than 1% of its total assets. With respect to 25% of its total assets, each CMA State Fund may invest more than 5% of its total assets in securities issued by a single issuer provided those securities are First Tier Securities. In addition, Rule 2a-7 requires that not more than 5% of each CMA State Fund’s total assets be invested in Second Tier Conduit Securities.

The Rule requires each Fund to be diversified (as defined in the Rule) other than with respect to Government Securities and securities subject to a Guarantee Issued by a Non-Controlled Person (as defined in the Rule), although the Rule contains separate diversification requirements for guarantees and demand features.

Bank Money Instruments. Certain Funds may invest in U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including commercial and savings banks, savings and loan associations, and other institutions. Such obligations include but are not limited to certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. For example, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions (“Eurodollar” obligations), U.S. branches or subsidiaries of foreign depository institutions (“Yankeedollar” obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation. Investments in obligations of foreign depository institutions and their foreign branches and subsidiaries will only be made if determined to be of comparable quality to other investments permissible for each Fund. CMA Money, WCMA Money and Retirement Reserves may invest only in Eurodollar obligations that, by their terms, are general obligations of the U.S. parent bank. CMA Money and WCMA Money may only invest in Yankeedollar obligations issued by U.S. branches or subsidiaries of foreign banks that are subject to state or Federal banking regulations in the U.S. and by their terms are general obligations of the foreign parent. Each Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in obligations of foreign depository institutions and their foreign branches and subsidiaries or in obligations of foreign branches or subsidiaries of U.S. depository institutions that are not backed by the U.S. parent. The Funds treat bank money instruments issued by U.S. branches or subsidiaries of foreign banks as obligations issued by domestic banks (not subject to the 25% limitation) if the branch or subsidiary is subject to the same bank regulation as U.S. banks.

Eurodollar and Yankeedollar obligations, as well as other obligations of foreign depository institutions and short-term obligations issued by other foreign entities, may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions that might adversely affect the repayment of principal and the payment of interest. The issuers of such obligations may not be subject to U.S. regulatory requirements. Foreign branches or subsidiaries of U.S. banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the states in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or other issuer than about a U.S. bank or other issuer, and such entities may not be subject to the same accounting, auditing and

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financial record keeping standards and requirements as U.S. issuers. Evidence of ownership of Eurodollar and foreign obligations may be held outside the United States, and the Funds may be subject to the risks associated with the holding of such property overseas. Eurodollar and foreign obligations of the Funds held overseas will be held by foreign branches of each Fund’s custodian or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

The Manager will carefully consider the above factors in making investments in Eurodollar obligations, Yankeedollar obligations of foreign depository institutions and other foreign short-term obligations, and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, a Fund will limit its Yankeedollar investments to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom or other industrialized nations.

Bank money instruments in which a Fund invests must be issued by depository institutions with total assets of at least $1 billion, except that a Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured and if, as a result of such purchase, no more than 10% of total assets (taken at market value), are invested in such certificates of deposit.

Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master demand notes and other variable rate securities, with or without forward features) refers to short-term unsecured promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the date of purchase. Short-term obligations issued by trusts, corporations, partnerships or other entities include mortgage-related or asset-backed instruments, including pass-through certificates such as participations in, or bonds and notes backed by, pools of mortgage, automobile, manufactured housing or other types of consumer loans; credit card or trade receivables; or pools of mortgage- or asset-backed securities. These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Some structured financings also use various types of swaps, among other things to issue instruments that have interest rate, quality or maturity characteristics necessary or desirable for a Fund. These swaps may include so-called credit default swaps that might depend for payment not only on the credit of a counterparty, but also on the obligations of another entity, the “reference entity.”

Foreign Bank Money Instruments. Foreign bank money instruments refer to U.S. dollar-denominated obligations of foreign depository institutions and their foreign branches and subsidiaries, such as, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes and deposit notes. The obligations of such foreign depository institutions and their foreign branches and subsidiaries may be the general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. Such investments will only be made if determined to be of comparable quality to other investments permissible for a Fund. A Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in these obligations. Investments in foreign entities generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Foreign Short-term Debt Instruments. Foreign short-term debt instruments refers to U.S. dollar-denominated commercial paper and other short-term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. These investments generally involve the same risks as those described above in connection with investments in Eurodollar and Yankeedollar obligations and obligations of foreign depository institutions and their foreign branches and subsidiaries.

Forward Commitments. Certain Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters

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into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Municipal Investments

Municipal Securities. The CMA Tax-Exempt Funds and WCMA Tax-Exempt each invests primarily in a portfolio of short-term municipal obligations issued by or on behalf of the states, their political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, the interest on which (and/or, in the case of property taxes, the value of which) is excludable, in the opinion of bond counsel to the issuer, from gross income for purposes of Federal income taxes and the applicable state’s taxes (“State Taxes”). Obligations that pay interest that is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Securities,” and obligations that pay interest that is excludable from gross income for Federal income tax and the applicable State tax purposes are referred to as “State Municipal Securities.” Unless otherwise indicated, references to Municipal Securities shall be deemed to include State Municipal Securities.

Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

The two principal classifications of Municipal Securities are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds (or “industrial development bonds” under pre-1986 law) are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment. A Fund’s portfolio may include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a normal commitment but not a legal obligation of a state or municipality.

Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of each Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal

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Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

A CMA Tax-Exempt Fund’s or WCMA Tax Exempt’s ability to distribute dividends exempt from Federal income tax will depend on the exclusion from gross income of the interest income that it receives on the Municipal Securities in which it invests. The CMA Tax-Exempt Funds and WCMA Tax-Exempt will only purchase Municipal Securities if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the “tax exemption opinion”).

Events occurring after the date of issuance of the Municipal Securities, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Internal Revenue Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of the Municipal Securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Securities generally covenant to comply with such requirements and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such Municipal Securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

In addition, the Internal Revenue Service has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the Municipal Securities held by a Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes either because the IRS has taken a legal position adverse to the conclusion reached by the counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation.

If interest paid on a Municipal Security in which a CMA Tax-Exempt Fund or WCMA Tax-Exempt invests is determined to be taxable subsequent to its acquisition of such security, the IRS may demand that such Fund pay taxes on the affected interest income and if the Fund agrees to do so, its yield could be adversely affected. If the interest paid on any Municipal Security held by a CMA Tax-Exempt Fund or WCMA Tax-Exempt is determined to be taxable, such Fund will dispose of the security as soon as practicable.

A determination that interest on a security held by a CMA Tax-Exempt Fund or WCMA Tax-Exempt is includable in gross income for Federal or state income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by shareholders to be taxable to those shareholders in the year of receipt.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of each Fund to pay “exempt-interest dividends” would be affected adversely and the Fund would re-evaluate its investment objectives and policies and consider changes in structure. See “Dividends and Taxes —Taxes.”

Municipal Securities — Derivative Products. The CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a right to sell (“put”) that Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership

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that provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an Underlying Bond in accordance with a governing agreement. A Fund may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such Fund to the extent represented by such Derivative Products, would be deemed taxable at the Federal and/or state level.

Municipal Notes. Municipal notes are shorter-term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the note may not be fully repaid and a Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund.

Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are Certificates of Participation (“COPs”) issued by governmental authorities as entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines, which have been adopted by the Board of Trustees, and subject to the supervision of the Board, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s Investor Service, Inc. (“Moody’s”), or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.

Municipal Securities — Short-Term Maturity Standards. All of the investments of the CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund’s portfolio will be 90 days or less.

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For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features that, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDOs on demand or (ii) the period remaining until the VRDO’s next interest rate adjustment. If not redeemed by a Fund through the demand feature, VRDOs mature on a specified date, which may range up to 30 years from the date of issuance.

Municipal Securities — Quality Standards. A Fund’s portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations that are (i) secured by a pledge of the full faith and credit of the United States or (ii) rated, or issued by issuers that have been rated, in one of the two highest rating categories for short-term municipal debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees. A Fund’s investments in municipal bonds will be in issuers that have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees. Currently, there are three NRSROs that rate municipal obligations: Fitch, Moody’s and S&P. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. Certain Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of debt ratings, see Appendix A — “Description of Debt Ratings.”

Taxable Securities in which the CMA State Funds may invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees.

Currently, there are three NRSROs that rate Taxable Securities: Moody’s, S&P and Fitch. Neither CMA Tax-Exempt nor WCMA Tax-Exempt will invest in taxable short-term money market securities.

The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured. Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreements and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Municipal Securities — Other Factors. Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund’s portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities, which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments, which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund’s portfolio.

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In view of the possible “concentration” of the CMA State Funds, CMA Tax-Exempt, and WCMA Tax-Exempt in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks, which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Changes to the Internal Revenue Code of 1986, as amended (the “Code”), limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the Funds, which could have a negative impact on the yield of the portfolios. A Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares.

Purchase of Securities with Fixed Price “Puts”. Each of CMA Tax-Exempt and WCMA Tax-Exempt has authority to purchase fixed rate Municipal Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDOs and Participating VRDOs that enable CMA Tax-Exempt and WCMA Tax-Exempt to dispose of the security at a time when the market value of the security approximates its par value.

Single State Risk. Each CMA State Fund ordinarily will invest at least 80% of its assets in securities the income from which (and/or in the case of property taxes, the value of which) is exempt from both Federal income tax and State taxes and the value of which is exempt from applicable property taxes or will invest so that at least 80% of the income it distributes will be exempt from both Federal income tax and income tax of its respective state. Because each CMA State Fund invests primarily in the Municipal Securities of a single state, each such Fund is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of a single state’s State Municipal Securities to this degree. Because each CMA State Fund’s portfolio will be comprised primarily of short-term, high quality securities, each CMA State Fund is expected to be less subject to market and credit risks than a fund that invests in longer term or lower quality State Municipal Securities.

A CMA State Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, each CMA State Fund may be subject to greater risk as compared to mutual funds that do not follow this practice.

Taxable Money Market Securities. The CMA State Funds may invest in a variety of taxable money market securities (“Taxable Securities”). The Taxable Securities in which CMA State Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

The standards applicable to Taxable Securities in which CMA State Funds invest are essentially the same as those described above with respect to Municipal Securities. CMA State Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

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Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to one year) to some prevailing market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustment may be based upon the Public Securities Index or some other appropriate interest rate adjustment index. Each Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future that satisfy its short-term maturity and quality standards.

Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days notice, not to exceed seven days. In addition, a Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in an underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment. The CMA State Funds, CMA Tax-Exempt and WCMA Tax-Exempt each has been advised by counsel that it should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs. Neither CMA Tax-Exempt nor WCMA Tax-Exempt currently intends to invest more than 20% of its total assets in Participating VRDOs.

VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to each Fund’s restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund’s yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund’s yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

Repurchase Agreements. The CMA State Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof that meets the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a CMA State Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, such CMA State Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such CMA State Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the

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security. In such event, such CMA State Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold”. Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

From time to time, CMA State Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Repurchase Agreements; Purchase and Sale Contracts. Certain Funds may invest in repurchase agreements or purchase and sale contracts involving the money market securities in which they may invest. Under such agreements, the counterparty agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

Such agreements usually cover short periods, such as under a week. A Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default by the seller, a Fund ordinarily will retain ownership of the securities underlying the repurchase agreement, and instead of a contractually fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. In certain circumstances, repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. From time to time, a Fund also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements that involve the sale of money market securities held by a Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, a Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities that have a value equal to the repurchase price. A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event a Fund may suffer time delays and incur costs or possible losses in connection with such transactions.

Securities Lending. Certain Funds may lend securities from their portfolios with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, a Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for

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settlement of securities transactions. A Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities. A Fund could also experience delays and costs in gaining access to the collateral. A Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Fund has received an exemptive order from the Commission permitting it to retain an affiliate of the Fund as lending agent and to permit Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates to be a borrower of securities from the Fund. See “Portfolio Transactions.”

When Issued Securities and Delayed Delivery Transactions. Certain Funds may purchase or sell securities in which it is entitled to invest on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. A Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. No Fund, except each of the CMA Tax-Exempt Funds and WCMA Tax-Exempt, has established any limit on the percentage of its assets that may be committed in connection with these transactions. The CMA Tax-Exempt Funds and WCMA Tax-Exempt will not enter into new when issued transactions if at the time of the commitment more than 40% of their net assets would be committed to such transactions. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or transactions on the delivery date may be more or less than a Fund’s purchase price. A transactions on the delivery date may be more or less than a Fund’s purchase price. A Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Diversification Status

Each Fund’s investments will be limited in order to allow the Fund to continue to qualify as a regulated investment company (“RIC”) under the Code. Each Fund must comply with certain requirements. Under these requirements, a Fund must limit its investments so that at the close of each quarter of the taxable year generally (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and it will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) generally will regard each state and each of its political subdivisions, agencies or instrumentalities, and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These limitations may be changed by the Board of Trustees of CMA State Funds (and CMA Tax-Exempt and WCMA Tax-Exempt) to the extent necessary to comply with changes to the Federal tax requirements. See “Dividends and Taxes —Taxes.”

Each Fund other than the CMA State Funds elects to be classified as “diversified” under the Investment Company Act and must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

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MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers — Biographical Information,” “— Share Ownership” and “— Compensation of Trustees” of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Trustees and officers of your Fund, including Trustees’ compensation.

Management and Advisory Arrangements

Management Services and Management Fee. Subject to the supervision of the Board of each Fund, the Manager of each Fund provides that Fund with investment advisory services. Each Feeder Fund invests all of its assets in shares of a Master Portfolio. Accordingly, Feeder Funds do not invest directly in portfolio securities and do not require management services. For Funds organized in a master-feeder structure, therefore, all portfolio management occurs at the Master Portfolio level.

Each Fund has entered into a Management Agreement with the Manager. For information regarding fees paid by your Fund to the Manager for the Fund’s last three fiscal years, see Part I, Section IV “Management and Advisory Arrangements” of each Fund’s Statement of Additional Information. Each Management Agreement obligates the Manager to provide investment advisory services and to pay, or cause an affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Manager is also obligated to pay, or cause an affiliate to pay, the fees of all officers and Trustees of the Fund who are affiliated persons of the Manager or any affiliate.

Payment of Fund Expenses. Each Fund pays, or causes to be paid, all other expenses incurred in its operation except to the extent paid by FAM Distributors, Inc. or Merrill Lynch as distributor (each, a “Distributor”). (See “Distribution Expenses” below). Expenses borne by a Fund include, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, charges of the custodian, any sub-custodian and the transfer agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal and state securities laws, fees and actual out-of-pocket expenses of non-interested Trustees, accounting and pricing costs (including the daily calculations of net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Organization of the Manager. Fund Asset Management and Merrill Lynch Investment Managers each is a limited partnership, the partners of which are Merrill Lynch & Co., Inc. (“ML & Co.”), a financial services holding company and the parent of Merrill Lynch, and Princeton Services, Inc. (“Princeton Services”). ML & Co. and Princeton Services are “controlling persons” of FAM and MLIM as defined under the Investment Company Act because of their ownership of FAM and MLIM’s voting securities or their power to exercise a controlling influence over FAM and MLIM’s management or policies.

Duration and Termination. Unless earlier terminated as described below, each Management Agreement will continue in effect from year to year if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Each contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by vote of the shareholders of the Fund.

Other Service Arrangements

Administrative Services and Administrative Fee. Certain Funds have entered into a separate administration agreement (each, an “Administration Agreement”) with an administrator (in such capacity, the

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“Administrator”). For its services to each Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s Prospectus.

Each Administration Agreement obligates the Administrator to provide certain administrative services to a Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees of a Fund who are affiliated persons of the Administrator or any of its affiliates. A Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of preparing, printing and mailing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of redemption of Fund shares, Commission fees, expenses of registering Fund shares under federal, state or foreign securities laws, fees and actual out-of-pocket expenses of non-interested Trustees, if any, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Funds. The Distributor will pay certain of the expenses of a Fund incurred in connection with the continuous offering of their shares. Certain expenses will be financed by a Fund pursuant to a distribution plan in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares” and “Redemption of Shares” in Part II of the Funds’ Statement of Additional Information.

Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue from year to year if approved annually (a) by the Board of Trustees of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Trustees of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (each, a “Transfer Agency Agreement”). Pursuant to each Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Ready Assets Trust, U.S.A. Government Reserves and U.S. Treasury Money each pay a fee of $15.00 per account. The CMA Funds and WCMA Funds each pay a fee of $10.00 per account. Retirement Reserves pays a fee of $6.50 per account for the first one million accounts and $6.00 per account for each account thereafter. Each Fund reimburses the Transfer Agent’s out-of-pocket expenses. Additionally, with respect to each Fund, a $0.20 monthly closed account charge will be assessed on all accounts that close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. See Part I, Section IV “Management and Advisory Arrangements — Transfer Agency Fees” of each Fund’s Statement of Additional Information for the transfer agent fees paid by your Fund for the periods indicated. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Independent Registered Public Accounting Firm. The Audit Committee of each Fund has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see your Fund’s Prospectus for information on your Fund’s independent registered public accounting firm.

Accounting Services. Each Fund has entered into an agreement with State Street Bank and Trust Company (“State Street”) has entered into an agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain accounting services to the Fund. Each Fund pays a fee for these services. Prior to January 1, 2001, the Manager provided accounting services to each

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Fund and was reimbursed by each Fund at its cost in connection with such services. The Manager or the Administrator continues to provide certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

See Part I, Section IV “Management and Advisory Arrangements — Accounting Services” of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund to State Street and the Manager or the Administrator for the periods indicated.

Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of shares of the Fund (the “Distribution Agreement”). See the cover page to Part I of each Fund’s Statement of Additional Information for the identity of your Fund’s Distributor. Each Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above. With regard to the WCMA Funds, see “Fee Waiver/Expense Reimbursement” in Part I of the WCMA Funds’ Statement of Additional Information.

Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are identified on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

Code of Ethics

The Board of each Fund has approved a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act that covers the Fund, the Manager, the Administrator, if any, and FAM Distributors, Inc. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by the Fund and the Manager, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Fund’s portfolio holdings. The Fund’s Board of Directors has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Directors receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedure, including reports on any violations of these policies and procedures that may occur. In addition, the Directors receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the Fund manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and

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ranking organizations. The Fund, the Manager and it affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to the Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.mutualfunds.ml.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Manager’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Directors, the independent Directors’ counsel, outside Fund counsel, the Fund’s accounting services provider and the Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may. with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

Fund’s Board of Directors
Fund’s Transfer Agent
Fund’s Independent Registered Public Accounting Firm
Fund’s accounting services provider — State Street Bank and Trust Company Fund Custodian
Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.
Information aggregators — Wall Street on Demand and Thomson Financial
Sponsors of 401(k) plans that include MLIM/FAM-advised funds — E.I. Dupont de Nemours and Company, Inc.

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Consultants for pension plans that invest in MLIM/FAM-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services

Other than with respect to the Board of Directors, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Directors has a fiduciary duty as directors to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Directors and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Manager, Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their Affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. Merrill Lynch is a worldwide, full service investment banking, broker-dealer, asset management and financial services organization. As a result, Merrill Lynch (including, for these purposes, its Directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Fund, is engaged in businesses and has interests other than that of managing the Fund. These are considerations of which investors in the Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by the Fund.

Merrill Lynch and its affiliates, including, without limitation, the Manager and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed-income markets, in each case both on a proprietary basis and for the accounts of customers. As such, Merrill Lynch and its affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including the Fund,

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the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or the price of the assets purchased or sold for the Fund.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Manager and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that Merrill Lynch and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which Merrill Lynch and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of Merrill Lynch and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, the Fund’s activities may also be restricted because of regulatory restrictions applicable to Merrill Lynch and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of the Fund, the Manager may have access to certain fundamental analysis and proprietary technical models developed by Merrill Lynch. The Manager will not be under any obligation, however, to effect transactions on behalf of the Fund in accordance with such analysis and models. In addition, neither Merrill Lynch nor any of its affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund and it is not anticipated that the Manager will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of Merrill Lynch and its affiliates or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing the Fund.

In addition, certain principals and certain employees of the Manager are also principals or employees of Merrill Lynch or its affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in the Fund should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of Merrill Lynch (or, to the extent permitted by the Commission, Merrill Lynch) serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of Merrill Lynch. Merrill Lynch and its affiliates may also create, write or issue derivative instruments for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of Merrill Lynch or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of Merrill Lynch or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, the Fund will deal with Merrill Lynch and its affiliates on an arms-length basis.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither Merrill Lynch nor its affiliates will have any obligation to allow their credit to

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be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of Merrill Lynch or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, Merrill Lynch or any of its affiliates may, although they are not required to, purchase and hold shares of the Fund in order to increase the assets of the Fund. Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. Merrill Lynch reserves the right to redeem at any time some or all of the shares of the Fund acquired for its own account. A large redemption of shares of the Fund by Merrill Lynch could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. Merrill Lynch will consider the effect of redemptions on the Fund and other shareholders in deciding whether to redeem its shares.

It is possible that the Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which Merrill Lynch makes a market. The Fund also may invest in securities of companies that Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of the Fund and the interests of other Merrill Lynch clients. In making investment decisions for the Fund, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Merrill Lynch in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit the Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Fund.

The Manager, its affiliates and their Directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by Directors, officers and employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, Directors, or investment advisers. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of Merrill Lynch, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Fund offers its shares without a sales charge at a price equal to the net asset value next determined after a purchase order becomes effective. Each Fund attempts to maintain a net asset value per share of $1.00. Share purchase orders are effective on the date Federal Funds become available to a Fund. If

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Federal Funds are available to a Fund prior to the determination of net asset value on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase. Federal Funds are a commercial bank’s deposits in a Federal Reserve Bank and can be transferred from one member bank’s account to that of another member bank on the same day and thus are considered to be immediately available funds. Any order may be rejected by a Fund or the Distributor.

Shareholder Services

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services and copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from each Fund, by calling the telephone number on the cover page to Part I of your Fund’s Statement of Additional Information, or from the Distributor or Merrill Lynch. Certain of these services are not available to investors who place purchase orders for Ready Assets Trust through the Merrill Lynch BlueprintSM Program.

The types of shareholder service programs offered to Ready Assets Trust shareholders include: Investment Account; Fee-Based Programs; Automatic Investment Plan; Accrued Monthly Payout Plan; Systematic Withdrawal Plan; and Retirement and Education Savings Plans.

Purchase of Shares by all Investors other than CMA Program (or other Merrill Lynch central asset account program) Subscribers, WCMA Program (or other Merrill Lynch business account) Subscribers and Shareholders of Retirement Reserves

The minimum initial purchase is $5,000 and the minimum subsequent purchase is $1,000, except that lower minimums apply in the case of purchases made under certain retirement plans. Each Fund may, at its discretion, establish reduced minimum initial and subsequent purchase requirements with respect to various types of accounts. For pension, profit sharing, individual retirement and certain other retirement plans, including self-directed retirement plans for which Merrill Lynch acts as passive custodian and the various retirement plans available from the Distributor, the minimum initial purchase is $100 and the minimum subsequent purchase is $1. The minimum initial or subsequent purchase requirements may be waived for certain employer-sponsored retirement or savings plans, such as tax-qualified retirement plans within the meaning of Section 401(a) of the Code, deferred compensation plans within the meaning of Section 403(b) and Section 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system. For accounts advised by banks and registered investment advisers, the minimum initial purchase is $300 and the minimum subsequent purchase is $100. The minimum initial purchase under Blueprint is $500 (or $50 if the shareholder elects to participate in the automatic investment of sale proceeds option on the Blueprint application form) and the minimum subsequent purchase is $50. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) will not be charged the applicable program fee, and will not receive any of the services available to program subscribers, such as the Visa® card/check account or automatic investment of free cash balances.

If you are not a CMA service (or other Merrill Lynch central asset account program) subscriber, you may purchase shares of a CMA Fund directly through the Transfer Agent in the manner described above under “Methods of Payment — Payment to the Transfer Agent.” Shareholders of the CMA Funds who do not subscribe to the CMA service (or other Merrill Lynch central asset account program) will not pay the applicable program fee, and will not receive any of the services available to program subscribers such as the Visa® card/check account or automatic investment of free cash balances.

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Methods of Payment

Payment Through Securities Dealers. You may purchase shares of a Fund through securities dealers, including Merrill Lynch, who have entered into selected dealer agreements with the Distributor. In such a case, the dealer will transmit payment to the Fund on your behalf and will supply the Fund with the required account information. Generally, purchase orders placed through Merrill Lynch will be made effective on the day the order is placed. Merrill Lynch has an order procedure pursuant to which you can have the proceeds from the sale of listed securities invested in shares of a Fund on the day you receive the proceeds in your Merrill Lynch securities accounts. If you have a free cash balance (i.e., immediately available funds) in securities accounts of Merrill Lynch, your funds will not be invested in a Fund until the day after the order is placed with Merrill Lynch. Shareholders of the CMA Funds not subscribing to the CMA service (or other Merrill Lynch central asset account program) can purchase shares of a CMA fund only through the Transfer Agent.

Payment by Wire. If you maintain an account directly with the Transfer Agent, you may invest in a Fund through wire transmittal of Federal Funds to the Transfer Agent. A Fund will not be responsible for delays in the wiring system. Payment should be wired to First Union National Bank of Florida. You should give your financial institution the following wiring instructions: ABA #063000021, DDA #2112600061186, Financial Data Services, Inc. The wire should identify the name of the Fund, and should include your name and account number. Failure to submit the required information may delay investment. We urge you to make payment by wire in Federal Funds. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Payment to the Transfer Agent. Payment made by check may be submitted directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. If you are opening a new account, you must enclose a completed Purchase Application. If you are an existing shareholder, you should enclose the detachable stub from a monthly account statement. Checks should be made payable to the Distributor. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.

Merrill Lynch BlueprintSM Program. Shares of Ready Assets Trust are offered to participants in the Merrill Lynch BlueprintSM Program (“Blueprint”). The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase shares of Ready Assets Trust through Blueprint will acquire Ready Assets Trust shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, shares of Ready Assets Trust are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their shares through Blueprint. Services, including the exchange privilege, available to investors through Blueprint, however, may differ from those available to other investors in Ready Assets Trust shares.

Shares of Ready Assets Trust are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the “IRA Rollover Program”) available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

Orders for purchases and redemptions of shares of Ready Assets Trust may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50

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minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

Purchases of Shares of U.S.A. Government Reserves Through Merrill Lynch Plans

Shares of U.S.A. Government Reserves are also offered to participants in certain retirement plans for which Merrill Lynch acts as custodian (“Custodial Plans”). Shares of the Fund are no longer available for purchase in an individual retirement account (“IRA”), individual retirement rollover account (“IRRA®“), Roth individual retirement account (“Roth IRA”), simplified employee pension plan (“SEP”), simple retirement account (“SRA”) and Coverdell Education Savings Accounts (“ESAs”) (formerly known as “Education IRAs”) established after December 6, 1999. Accounts opened prior to December 6, 1999 may continue to purchase shares as set forth below. Accounts for the Retirement Selector Account (“RSA”) or the BasicSM Plans may continue to purchase shares of the Fund, regardless of the date the account was established. Information concerning the establishment and maintenance of Custodial Plans and investments by Custodial Plan accounts is contained in the Custodial Plan documents available from Merrill Lynch.

Special purchase procedures apply in the case of the Custodial Plans. The minimum initial purchase for participants in Custodial Plans is $100, and the minimum subsequent purchase is $1. In addition, participants in certain of the Custodial Plans may elect to have cash balances in their Custodial Plan account automatically invested in the Fund.

Cash balances of participants who elect to have funds automatically invested in the Fund will be invested as follows: Cash balances arising from the sale of securities held in the Custodial Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) become available to the Fund and will be invested in shares of the Fund on the business day following the day that proceeds with respect thereto are received in the Custodial Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Custodial Plan account settling on a same day basis and from principal repayments on debt securities held in the account become available to the Fund and will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Custodial Plan account or from a contribution to the Custodial Plan are invested in shares of the Fund on the business day following the date the payment is received in the Custodial Plan account.

If you do not elect to have cash balances automatically invested in shares of U.S.A. Government Reserves you may enter a purchase order through your Financial Advisor or service representative.

Purchase of Shares by CMA Program Subscribers

Merrill Lynch Programs. Shares of the CMA Funds are offered to participants in the CMA service, to participants in certain other Merrill Lynch central asset account programs and to individual investors maintaining accounts directly with the Funds’ Transfer Agent. If you participate in the CMA Program, you generally will have free cash balances invested in shares of the Fund you designated as the primary investment account (“Money Account”) as described below.

The CMA service has different sweep features and annual participation fees than a WCMA account.

You may also elect to have free cash balances invested in individual money market deposit accounts pursuant to the Insured Savings Account or in one or more bank deposit accounts at Merrill Lynch Bank USA and/or Merrill Lynch Bank & Trust Co. (the “Merrill Lynch Banking Advantage Program”), Merrill Lynch’s affiliated FDIC insured depository institution. For more information about these alternatives, you should contact your Financial Advisor.

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If you subscribe to the CMA service, you have the option to change the designation of your Money Account at any time by notifying your Financial Advisor. At that time, you may instruct your Financial Advisor to redeem shares of a Fund designated as the Money Account and to transfer the proceeds to the newly designated Money Account. Each CMA Fund has reserved the right to suspend or portfolio securities, it is determined that it is not in the interests of the CMA Fund’s portfolio securities, it is determined that it is not in the interests of the CMA Fund’s shareholders to issue additional shares. If sales of shares of the CMA Tax-Exempt are suspended and you have designated this Fund as your Money Account, you may designate one of CMA State Funds (if available) as the Money Account and vice versa. You may alternatively designate the Insured Savings Account or an account at the Merrill Lynch Banking Advantage Program as your Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts, including the investment of free cash balances in such accounts in an account at the Merrill Lynch Banking Advantage Program.

Automatic Purchases (CMA Tax-Exempt and CMA State Funds): Free cash balances in a program account are automatically invested day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are day of each week on which the New York Stock Exchange (the “NYSE”) or New York banks are open, which normally will be Monday. Free cash balances from the following transactions will be invested automatically prior to the automatic weekly sweeps on the next business day following receipt of the proceeds: (i) proceeds from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities, (ii) from the sale of securities settling on a same day basis; and (iii) free cash balances of $1,000 or more arising from cash deposits into a subscriber’s account, dividend and interest payments or any other source unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made. In that case, the resulting free cash balances are invested on the second following business day. If you wish to make a cash deposit, you should contact your Merrill Lynch Financial Advisor for information concerning the local office’s cashiering deadline. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.

(All CMA Funds except for CMA Tax-Exempt Funds): In limited circumstances, free cash balances in certain Merrill Lynch central asset account programs may be swept into CMA Money; however, generally new cash balances in program accounts will be swept automatically into one or more bank deposit accounts established through the Merrill Lynch Banking Advantage Program chosen by the participant as his or her Money Account. Debits in CMA accounts will be paid from balances in CMA Money, CMA Government Securities and CMA Treasury until those balances are depleted. Free cash balances in CMA accounts electing the tax-exempt sweep options will continue to be swept into one of CMA Tax-Exempt Funds.

Manual Purchases (All CMA Funds): If you subscribe to the CMA service, you may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as your Money Account. Manual purchases take effect on the day following the day the order is placed by Merrill Lynch with the Fund, except that orders involving cash deposits made on the date of a manual purchase take effect on the second business day thereafter, if they are placed with the Fund after the cashiering deadline of the Merrill Lynch office in which the deposit is made. As a result, if you enter manual purchase orders that include cash deposits made on that day after the cashiering deadline, you will not receive the daily dividend which you would have received had your order been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. If you desire further information on this method of purchasing shares, you should contact your Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the CMA service (or other Merrill Lynch central asset account program) for any reason.

All purchases of Fund shares and dividend reinvestments will be confirmed to CMA service (or other Merrill Lynch central asset account program) subscribers (rounded to the nearest share) in the monthly transaction statement.

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Working Capital ManagementSM Account. Merrill Lynch, in conjunction with another subsidiary of ML & Co., offers a modified version of the CMA service designed for corporations and other businesses. This account, the Working Capital ManagementSM Account (“WCMA”) financial service (“WCMA service”), provides participants with the features of a regular CMA account plus optional lines of credit. The WCMA service has different sweep features and annual participation fees than a CMA account. A brochure describing the WCMA service as well as information concerning charges for participation in the program is available from Merrill Lynch.

Certain participants in the WCMA service are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA service account generally will be applied in the following order: (i) to the payment of pending securities transactions or other charges in the participant’s securities account, (ii) to reduce outstanding balances in the lines of credit available through such program and (iii) to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service account from the sale of securities will be invested in the designated CMA Fund as described above. The amount received in a WCMA service account prior to the cashiering deadline of the Merrill Lynch office in which the deposit is made will be invested on the second business day following Merrill Lynch’s receipt of the check. Redemptions of CMA Fund shares will be effected as described below under “Redemption of Shares — Redemption of Shares by CMA Program Subscribers — Automatic Redemptions” to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service subscribers. WCMA service subscribers that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance. For subscribers who elect to maintain such a balance, debits from check use will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer certain CMA Funds to participants in other Merrill Lynch-sponsored programs. Some or all of the features of the CMA service may not be available in such programs and program participation and other fees may be higher. You can obtain more information on the services and fees associated with such programs by contacting a your Financial Advisor.

Purchase of Shares of WCMA Funds by WCMA Program Subscribers

Eligibility. Shares of the WCMA Funds are offered to certain subscribers in the WCMA service and in certain other Merrill Lynch business account programs. WCMA service or other business account program subscribers generally will have available cash balances invested in the Fund designated by the subscriber as the primary investment account (the “Primary Money Account”). A subscriber also may elect to have available cash balances deposited in certain other money market funds or individual money market accounts pursuant to the Insured SavingsSM Account.

The WCMA service and certain other Merrill Lynch business account programs have different sweep features and annual participation fees than a CMA account.

Purchases of shares of a WCMA Fund designated as the Primary Money Account will be made pursuant to the automatic or manual purchase procedures described below.

WCMA Tax-Exempt has reserved the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in obtaining portfolio securities, it is determined that it is not in the interests of the Fund’s shareholders to issue additional shares. If sales of shares of WCMA Tax-Exempt are suspended, a shareholder who has designated such Fund as its Primary Money Account will be permitted to designate another eligible money fund (if available) as the primary account. A WCMA Tax-Exempt Fund shareholder may alternatively designate the Insured Savings Account as its Primary Money Account. Pending such an election, Merrill Lynch will consider various alternatives with respect to automatic investments for such accounts.

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Subscribers in the WCMA service or other business account program have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Advisor. At that time, a subscriber may instruct its Financial Advisor to redeem shares of a WCMA Fund designated as the Primary Money Account and to transfer the proceeds to the share class that the subscriber is eligible to own in the newly-designated Primary Money Account.

Automatic Purchases. The delay with respect to the automatic investment of cash balances in a subscriber’s account in shares of the Fund designated as the subscriber’s Primary Money Account is determined by the subscriber’s WCMA service or other business account program tier assignment. For further subscriber’s WCMA service or other business account program tier assignment. For further information regarding the timing of sweeps for each tier, a subscriber should consult with its Merrill Lynch Financial Advisor or the relevant service account agreement and program description.

Manual Purchases. Subscribers in the WCMA service or other business account program may make manual investments of $1,000 or more at any time in shares of a WCMA Fund not selected as that investor’s Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, WCMA service or other business account program subscribers who enter manual purchase orders that include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $1,000,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal Funds wire in the proper amount are met. A WCMA service or other business account program subscriber desiring further information on this method of purchasing shares should contact its Merrill Lynch Financial Advisor.

Merrill Lynch reserves the right to terminate a subscriber’s participation in the relevant service for any reason.

All purchases of the WCMA Funds’ shares and dividend reinvestments will be confirmed to WCMA service or other business account program subscribers (rounded to the nearest share) in the monthly transaction statement.

WCMA Multiple Class Structure. Each WCMA Fund offers four share classes, each with its own ongoing fees, expenses and other features. A subscriber must be eligible to own a particular class of shares. Reference is made to “Your Account — WCMA Multiple Class Structure” in the Prospectus for certain information with respect to the eligibility requirements to own Class 1, Class 2, Class 3 and Class 4 shares of each WCMA Fund.

Each Class 1, Class 2, Class 3 or Class 4 share of a WCMA Fund represents an identical interest in that Fund and has the same rights, except that each class of shares bears to a different degree the expenses of the account maintenance fees (also known as service fees) and distribution fees and the additional incremental transfer agency costs resulting from the conversion of shares. See “Your Account — WCMA Multiple Class Structure” in the Prospectus. The distribution fees and account maintenance fees that are imposed on each class of shares, are imposed directly against that class and not against all assets of the WCMA Fund and, accordingly, the differing fee rate for each class does not affect the net asset value or have any impact on any other class of shares. Dividends paid by a WCMA Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class may be subject to monthly automatic conversions. See “Your Account — WCMA Multiple Class Structure” in the Prospectus.

WCMA subscribers should understand the purpose and function of different fee rates with respect to each class, which is to provide for the financing of the distribution of each class of shares of the WCMA Funds. Class 4 shares bear the lowest account maintenance and distribution fees because larger accounts cost less to service and distribute and those economies are passed on to the subscriber. Class 1 shares bear the

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highest account maintenance and distribution fees because smaller accounts cost more to service and distribute and there are fewer economies to pass on to the subscriber. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Purchase of Shares of Retirement Reserves

Purchases of Retirement Reserves shares by pension, profit-sharing and annuity plans are made by payments by the trustee or sponsor of such plan directly to Merrill Lynch.

Retirement Reserves offers two classes of shares, Class I and Class II shares. Each Class I and Class II share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class II shares bear the expenses of the ongoing distribution fees.

Class I shares of Retirement Reserves are offered to certain Custodial Plans with an active custodial retirement account as of September 30, 1998, any Custodial Plan purchasing shares of the Fund through a Merrill Lynch fee-based program, certain independent pension, profit-sharing, annuity and other qualified plans, and qualified tuition programs established under Section 529 of the Code (collectively, the “Plans”).

Class II shares are offered to any Plan that did not have an active custodial retirement account as of September 30, 1998 and does not otherwise qualify to purchase Class I shares.

There are nine types of Custodial Plans: (1) a traditional IRA, (2) a Roth IRA, (3) an IRRA®, (4) a SEP, (5) an SRA, (6) a BasicSM (Keogh Plus) profit sharing plan and (7) a BasicSM (Keogh Plus) money purchase pension plan (together with the profit sharing plan, the “BasicSM Plans”), (8) a 403(b)(7) RSA, and (9) the education account. Although the amount that may be contributed to a Plan account in any one year is subject to certain limitations, assets already in a Plan account may be invested in the Fund without regard to such limitations.

If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another securities dealer or other financial intermediary, you should be aware that if the firm will not take delivery of shares of Retirement Reserves, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

Plan Investments. If you are a Plan participant, an investment in shares of Retirement Reserves can be made as follows:

If participants elect to have their contributions invested in the Fund, the contributions will be invested automatically on the business day following the date they are received in the account. There will be no minimum initial or subsequent purchase requirement pursuant to these types of plans. The amount that may be contributed to a Plan in any one year is subject to certain limitations under the Code; however, assets already in a Plan account may be invested without regard to such limitations on contributions. Cash balances of less than $1.00 will not be invested.

Participants in Custodial Plans who opened their accounts prior to December 6, 1999 had two options concerning cash balances that may arise in their accounts. First, participants could have elected to have such balances automatically invested on a daily basis in shares of the Fund or, in some cases, in another money market mutual fund advised by the Manager. Second, participants (except for RSA) could have elected to have such balances deposited in an FDIC-insured money market account with one or more commercial banks. After December 6, 1999 certain Custodial Plan accounts no longer have the first option for cash balances.

Participants who have elected to have cash balances automatically invested in the Fund will have such funds invested as follows: Cash balances arising from the sale of securities held in the Plan account which do not settle on the day of the transaction (such as most common and preferred stock transactions) will be

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invested in shares of the Fund on the business day following the day that the proceeds are received in the Plan account. Proceeds giving rise to cash balances from the sale of securities held in the Plan account settling on a same day basis and from principal repayments on debt securities held in the account will be invested in shares of the Fund on the next business day following receipt. Cash balances arising from dividends or interest payments on securities held in the Plan account or from a contribution to the Plan are invested in shares of the Fund on the business day following the date the payment is received in the Plan account.

All purchases and redemptions of Fund shares and dividend reinvestments are confirmed to participants in Plans (rounded to the nearest share) in the monthly or quarterly statement sent to all participants in these Plans. The Fund and the Distributor have received an exemptive order from the Commission that permits the Fund to omit sending out more frequent confirmations with respect to certain transactions. These transactions include purchases resulting from automatic investments in shares of the Fund and redemptions that are effected automatically to purchase other securities which the participant has selected for investment in his account.

Participants in Plans in association with Blueprint receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares. In addition, these participants receive an individual confirmation with respect to each purchase and redemption of Fund shares other than purchases that are made automatically through payroll deductions. Shareholders who are not participants in the Plans receive quarterly statements reflecting all purchases, redemptions and dividend reinvestments of Fund shares.

You should read materials concerning the Plans, including copies of the Plans and the forms necessary to establish a Plan account, which are available from Merrill Lynch. You should read such materials carefully before establishing a Plan account and should consult with your attorney or tax adviser to determine if any of the Plans are suited to your needs and circumstances. The laws applicable to the Plans, including the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code, are complex and include a variety of transitional rules, which may be applicable to some investors. These laws should be reviewed by your attorney to determine their applicability. You are further advised that the tax treatment of the Plans under applicable state law may vary.

Distribution Plans

Each Fund has adopted a shareholder servicing plan and/or a distribution plan (with respect to Class II shares, in the case of Retirement Reserves) (each, a “Distribution Plan”) in compliance with Rule 12b-1 under the Investment Company Act. Each Fund other than Retirement Reserves and the WCMA Funds is authorized to pay the Distributor a fee at the annual rate of 0.125% of the average daily net asset value of Fund accounts maintained through the Distributor. Retirement Reserves pays the Distributor a fee of 0.20% of its average daily net assets attributable to Class II shares. The Distribution Plan for each class of shares of the WCMA Funds provides that the Funds pay the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of a WCMA Fund attributable to Class 1, Class 2, Class 3 and Class 4 shares. The account maintenance fee is not compensation for the administrative and operational services rendered to shareholders by Merrill Lynch that are covered by the Administration Agreement between each Fund and the Manager. Each class has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that shareholders of every class may vote upon any material changes to expenses charged under a Distribution Plan of that Fund). The fee paid by each Fund other than Retirement Reserves and the WCMA Funds compensates the Distributor for providing, or arranging for the provision of, account maintenance and sales and promotional activities and services with respect to shares of each Fund. The Distributor then determines, based on a number of criteria, how to allocate such fee among Merrill Lynch Financial Advisors and other Merrill Lynch affiliates. The fee paid by Retirement Reserves compensates the Distributor for the expenses associated with marketing activities and services related to Class II shares. The WCMA Distribution Plans for each of the Class 1, Class 2, Class 3 and Class 4 shares each provide

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that a Fund also pays the Distributor a distribution fee based on the average daily net assets of a Fund attributable to the shares of the relevant class, accrued daily and paid monthly, as follows:

WCMA Funds Distribution Fee Annual Rate
Class 1 shares	0.750%
Class 2 shares	0.430%
Class 3 shares	0.125%
Class 4 shares	0.125%

Each Fund’s Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and the related class of shareholders. In approving a Distribution Plan in accordance with Rule 12b-1, the non-interested Trustees concluded that there is reasonable likelihood that the Distribution Plan will benefit the Fund and its related class of shareholders.

Each Distribution Plan provides that, so long as the Distribution Plan remains in effect, the non-interested Trustees then in office will select and nominate other non-interested Trustees. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of a Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders. All material amendments are required to be approved by the vote of Trustees, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that each Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, each Distribution Plan provides that the Trustees will review quarterly reports of the account maintenance and/or distribution expenditures paid to the Distributor. With respect to each Fund other than Retirement Reserves, in the event that the aggregate payments received by the Distributor under the Distribution Plan in any year exceeds the amount of the distribution and shareholder servicing expenditures incurred by the Distributor, the Distributor is required to reimburse the Fund the amount of such excess. With respect to Retirement Reserves, payments under the Class II Distribution Plan are based on a percentage of average daily net assets attributable to Class II shares, regardless of the amount of expenses incurred. As a result, the distribution-related revenues from the Distribution Plan with respect to Retirement Reserves may be more or less than distribution-related expenses of the Class II shares. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration quarterly. Distribution-related expenses consist of Financial Advisor compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. With respect to Retirement Reserves, the distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

See Part 1, Section V “Distribution Related Expenses” of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Distribution Plan during the Fund’s most recent fiscal year.

Limitations on the Payment of Deferred Sales Charges. The maximum sales charge rule in the Conduct Rules of NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by each class of Shares in the case of the WCMA Funds, and Class II shares in the case of Retirement Reserves. The maximum sales charge rule limits the aggregate of distribution fee payments payable by a Fund to (1) 7.25% of eligible gross sales of the applicable shares (excluding shares issued pursuant to

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dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the applicable shares at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee).

In the case of the WCMA Funds, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the “voluntary maximum”) is 7.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, a WCMA Fund will not make further payments of the distribution fee with respect to its shares; however, a WCMA Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

REDEMPTION OF SHARES

Each Fund is required to redeem for cash all shares of the Fund. The redemption price is the net asset value per share next determined after receipt of proper notice of redemption as described in accordance with one of the procedures set forth below. If notice is received by the Transfer Agent or Merrill Lynch, as applicable, prior to the determination of net asset value on that day, the redemption will be effective on such day. If the notice is received after the determination of net asset value has been made, the redemption will be effective on the next business day and payment will be made on the second business day after receipt of the notice.

Redemption of Shares by All Funds except the CMA Funds and the WCMA Funds

A Fund may delay for up to 10 days the payment of redemption proceeds until good payment (that is, cash, Federal Funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares. In addition, each Fund reserves the right not to honor redemption checks or requests for Federal Funds redemptions where the shares to be redeemed have been purchased by check within 10 days prior to the date the redemption request is received by the Transfer Agent.

The right to redeem shares may be suspended for a period of up to seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable; or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Methods of Redemption

Set forth below is information as to the methods of redemption of shares of all Funds except the CMA Funds. All five methods apply to each Fund other than Retirement Reserves. The methods described under “Redemption by Check,” “Regular Redemption” and “Automatic Redemption” also apply to Retirement Reserves. In certain instances, the Transfer Agent may require additional documents in connection with redemptions.

Redemption by Check. You may redeem shares by check in an amount not less than $500. At your request, the Transfer Agent will provide you with checks drawn on the custody account. These checks can be made payable to the order of any person; however, these checks may not be used to purchase securities in transactions with Merrill Lynch. The payee of the check may cash or deposit it like any check drawn on a bank. When such a check is presented to the Transfer Agent for payment, the Transfer Agent will present the check to the Fund as authority to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. This enables you to continue earning daily dividends until the

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day prior to the day the check is cleared. Canceled checks will be returned to you by the Transfer Agent upon request.

You will be subject to the Transfer Agent’s rules and regulations governing such checking accounts, including the right of the Transfer Agent not to honor checks in amounts exceeding the value of your account at the time the check is presented for payment. A Fund or the Transfer Agent may modify or terminate the check redemption privilege at any time on 30 days’ notice. In order to be eligible for the privilege, you should check the box under the caption “Check Redemption Privilege” in the Purchase Application. The Transfer Agent will then send you checks. Retirement Reserves does not accept new applications for check writing privileges.

Federal Funds Redemption. If you maintain an account directly with the Transfer Agent, you may also arrange to have redemption proceeds of $5,000 or more wired in Federal Funds to a pre-designated bank account. In order to be eligible for Federal Funds redemption, you must designate on your Purchase Application the domestic commercial bank and account number to receive the proceeds of your redemption and must have your signature on the Purchase Application guaranteed. The request for Federal Funds redemption may be made by telephone, wire or letter (no signature guarantee required) to the Transfer Agent. If your request is received before the determination of net asset value of a Fund on any business day, the redemption proceeds will be wired to your pre-designated bank account on the next business day. You may request Federal Funds redemptions by calling the Transfer Agent toll-free at (800) 221-7210. Each Fund will employ reasonable procedures to confirm that telephone instructions are genuine to prevent any losses from fraudulent or unauthorized instructions. Among other things, redemption proceeds may only be wired into the bank account designated on the Purchase Application. You must independently verify this information at the time the redemption request is made. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Repurchase Through Securities Dealers. Each Fund will repurchase shares through securities dealers. A Fund normally will accept orders to repurchase shares by wire or telephone from dealers for customers at the net asset value next computed after receipt of the order from the dealer, provided that the request is received from the dealer prior to the determination of net asset value of the Fund, on any business day. These repurchase arrangements are for your convenience and do not involve a charge by the Fund; however, dealers may impose a charge for transmitting the notice of repurchase to a Fund. Redemption of Ready Assets Trust shares held in connection with Blueprint may be made only through Merrill Lynch. Such a redemption may be made by writing directly to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: The Merrill Lynch BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441. If your shares are held through Blueprint, you may also redeem shares by calling Merrill Lynch toll-free at (800) 637-3766. Each Fund reserves the right to reject any order for repurchase through a securities dealer, but it may not reject properly submitted requests for redemption as described below. A Fund will promptly notify you of any rejection of a repurchase with respect to your shares. If you effect a repurchase through your securities dealer, payment will be made by the Transfer Agent to the dealer.

Regular Redemption. If you hold shares with the Transfer Agent you may redeem by writing to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signatures of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear on the Transfer Agent’s register. The signature(s) on the redemption request may require a guarantee by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) whose existence and validity may be verified by the Transfer Agent through the use of industry publications. In the event a signature guarantee is required, notarized signatures are not sufficient. In general, signature guarantees are waived on redemptions of less than $50,000 as long as the following requirements are met: (i) the request contains the signature(s) of all persons whose name(s) shares are recorded on the Transfer Agent’s register; (ii) the check is mailed to the stencil address of record on the Transfer Agent’s register and (iii) the stencil address has not changed within 30 days. Certain rules may apply regarding certain types of accounts, including,

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but not limited to, UGMA/UTMA accounts, Joint Tenancies with Rights of Survivorship, contra broker transactions, and institutional accounts. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payments will be mailed within seven days of receipt by the Transfer Agent of a proper redemption request.

You may also redeem shares held with the Transfer Agent by calling 800-221-7210. You must be the shareholder of record and the request must be for an amount less than $50,000. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The shares being redeemed must have been held for at least 15 days. Telephone redemption requests will not be honored if: (i) the account holder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) funds are to be wired to the client’s bank account, (iv) a systematic withdrawal plan is in effect, (v) the request is by an individual other than the account holder of record, (vi) the account is held by joint tenants who are divorced, (vii) the address on the accounts has changed within the last 30 days or share certificates have been issued on the account or (viii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves may redeem shares by writing directly to Merrill Lynch. Participants in plans associated with Blueprint should contact Merrill Lynch at the toll-free number furnished to them. Shareholders of Retirement Reserves and participants in Custodial Plans that invest in U.S.A. Government Reserves should not send redemption requests to the Fund or to its Transfer Agent. If you inadvertently send the redemption request to the Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The notice must bear the signature of the person in whose name the Plan is maintained, signed exactly as his or her name appears on the Plan adoption agreement.

Automatic Redemption. Merrill Lynch has instituted an automatic redemption procedure which applies to you if you maintain a securities account with Merrill Lynch. This procedure, which does not apply to margin accounts, may be used by Merrill Lynch to satisfy amounts you owe to Merrill Lynch or one of its affiliates as a result of account fees and expenses or as a result of purchases of securities or other transactions in your securities account. Under this procedure, unless you notify Merrill Lynch to the contrary, your Merrill Lynch securities account will be scanned each business day prior to the determination of net asset value of the Fund. After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at net asset value, as determined that day, to satisfy any amounts you owe to Merrill Lynch or one of its affiliates. Redemptions will be effected on the business day preceding the date you are obligated to make such payment, and Merrill Lynch or its affiliate will receive the redemption proceeds on the day following the redemption date. You will receive all dividends declared and reinvested through the date of redemption.

Unless otherwise requested, if you request transactions that settle on a “same-day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption.

If your account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance will be automatically redeemed by a Fund.

Because of the high cost of maintaining smaller accounts, a Fund may redeem shares in your account if the net asset value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500

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before the Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

U.S.A. Government Reserves has instituted an automatic redemption procedure for participants in the Custodial Plans who have elected to have cash balances in their accounts automatically invested in shares of the Fund. In the case of such participants, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the Fund to purchase other securities (such as common stocks) that the WCMA service participant has selected for investment in his or her Custodial Plan account.

CMA Funds — Redemption of Shares by CMA Service Subscribers

CMA Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the CMA service, WCMA service (or other Merrill Lynch central asset account program) created by securities transaction activity within the account or to satisfy debit balances created by Visa® card purchases, cash advances or checks. Each account will be scanned automatically for debits each business day prior to 12:00 noon, Eastern time. After applying any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12:00 noon pricing, and funds deposited pursuant to a bank deposit program will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from your Money Account. Unless otherwise requested, when you request a transaction that settles on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such a transaction will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, you will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Margin loans through the Investor CreditLineSM service will be used to satisfy debits remaining after the liquidation of all funds invested in or deposited through the Money Account CMA service (or other Merrill Lynch central asset account). Shares of the CMA Funds may not be purchased, nor may deposits be made pursuant to a bank deposit program until all debits and margin loans in the account are satisfied.

Shares of each CMA Fund also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to CMA service or other Merrill Lynch central asset account program subscribers. For more information regarding these features, you should consult the relevant program disclosure.

CMA Funds — Manual Redemptions. If you are a CMA service (or other Merrill Lynch central asset account) subscriber or if you hold shares of a CMA Fund in a Merrill Lynch securities account, you may redeem shares of a CMA Fund directly by writing to Merrill Lynch, which will submit your request to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to you at your address of record or, on request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If you inadvertently send the request to a Fund or the Transfer Agent, the request will be forwarded to Merrill Lynch. The signature requirements of the redemption request are described above under “Redemption of Shares — Redemptions of Shares by Investors other than CMA service Subscribers — Regular Redemption.” CMA service (or other Merrill Lynch central asset account) subscribers desiring to effect manual redemptions should contact their Financial Advisors. All redemptions of Fund shares will be confirmed to program subscribers in the monthly transaction statement.

WCMA Funds — Redemption of Shares by WCMA Service Subscribers

WCMA Funds — Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in a WCMA service or other business account program account created by securities transactions therein or to satisfy debit balances created by credit card purchases, cash advances (which may be obtained through participating banks and automated teller machines) or checks written against the credit card account or electronic fund transfers or other debits. Each WCMA service or other business account program account will be scanned automatically for debits each business day prior to 12 noon, Eastern time.

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After application of any free cash balances in the account to such debits, shares of the designated WCMA Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in the account. Automatic redemptions or withdrawals will be made first from the subscriber’s Primary Money Account and then, to the extent necessary, from accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a “same-day” basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund’s declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the subscriber, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the non-Primary Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account that the subscriber first established. Margin loans through the Investor CreditLineSM service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through non-Primary Money Accounts, and shares of the WCMA Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

Shares of the WCMA Funds also may be automatically redeemed to satisfy debits or make investments in connection with special features offered to service subscribers. The redemption of shares of the WCMA Funds also may be modified for investors that participate in certain fee-based programs. For more information regarding these features, a service subscriber should consult the relevant service account agreement and program description.

From time to time, Merrill Lynch also may offer the WCMA Funds to subscribers in certain other programs sponsored by Merrill Lynch. Some or all of the features of the WCMA service may not be available in such programs and program participation and other fees may be higher. More information on the services and fees associated with such other programs is set forth in the program description that is furnished in connection with such other programs, which may be obtained by contacting a Merrill Lynch Financial Advisor.

WCMA Funds — Manual Redemptions. Merrill Lynch will satisfy requests for cash by wiring cash to the shareholder’s bank account or arranging for the shareholder’s Merrill Lynch Financial Advisor to provide the shareholder with a check. Redemption requests should not be sent to the WCMA Fund or its Transfer Agent. If inadvertently sent to the WCMA Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. Any required shareholder signature(s) must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Subscribers in the WCMA service or other business account program desiring to effect manual redemptions should contact their Merrill Lynch Financial Advisor.

All redemptions of WCMA Fund shares will be confirmed to WCMA service subscribers (rounded to the nearest share) in the monthly transaction statement.

CMA Funds — Redemption of Shares by Non-Service Subscribers

Shareholders who are not CMA service (or other Merrill Lynch central asset account) subscribers may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under “Redemption of Shares — Redemption of Shares by Service Subscribers — Manual Redemptions.”

Shareholders maintaining an account directly with the Transfer Agent, who are not CMA service (or other Merrill Lynch central asset account) subscribers, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville,

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Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an “eligible guarantor institution” as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

The right to receive payment with respect to any redemption of Fund shares may be suspended by each Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (A) during which the NYSE is closed other than customary weekend and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.

The value of a Fund’s shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

Participants in the WCMA service or certain other business account program are able to invest funds in one or more of the CMA Funds. Checks and other funds transmitted to a WCMA service or other business account program account generally will be applied first to the payment of pending securities transactions or other charges in the participant’s securities account, second to reduce outstanding balances in the lines of credit available through such program and, third, to purchase shares of the designated Fund. To the extent not otherwise applied, funds transmitted by Federal Funds wire or an automated clearinghouse service will be invested in shares of the designated Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA service or other business account program account from the sale of securities will be invested in the designated Fund as described above. The amount payable on a check received in a WCMA service or other business account program account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of Fund shares will be effected as described above to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA service or other business account program subscribers. Service subscribers that have a line of credit will, however, be permitted to maintain a minimum Fund balance; for subscribers who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA service may not be available in such

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programs and program participation and other fees may be higher. More information on the services and fees associated with such programs, is set forth in the relevant program disclosures, which may be obtained by contacting a Merrill Lynch Financial Advisor.

SHAREHOLDER SERVICES

Shareholder Services for All Funds other than CMA Funds, WCMA Funds and Retirement Reserves

Each Fund offers a number of shareholder services described below that are designed to facilitate investment in its shares. Certain of these services are available only to U.S. investors and certain services are not available if you place orders for Fund shares through Blueprint. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor or Merrill Lynch.

Investment Account

If your account is maintained at the Transfer Agent (an “Investment Account”), you will receive a monthly report showing the activity in your account for the month. You may make additions to your Investment Account at any time by purchasing shares at the applicable public offering price either through your securities dealer, by wire or by mail directly to the Transfer Agent. You may ascertain the number of shares in your Investment Account by calling the Transfer Agent toll-free at 800-221-7210. The Transfer Agent will furnish this information only after you have specified the name, address, account number and social security number of the registered owner or owners. You may also maintain an account through Merrill Lynch. If you transfer shares out of a Merrill Lynch brokerage account, an Investment Account in your name may be opened at the Transfer Agent. If you are considering transferring a tax-deferred retirement account such as an IRA from Merrill Lynch to another brokerage firm or financial institution you should be aware that if the firm to which the retirement account is to be transferred will not take delivery of shares of a Fund, you must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at Merrill Lynch for those shares.

In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.

Fee-Based Programs

Fund shares may be held in certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a “Program”). These Programs generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances, such shares must be redeemed and new shares purchased in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program’s client agreement and from the Transfer Agent at 1-800-MER-FUND.

Automatic Investment Plan

If you maintain an account directly with the Transfer Agent, each Fund offers an Automatic Investment Plan whereby the Transfer Agent is authorized through preauthorized checks of $50 or more to charge your regular bank account on a regular basis to provide systematic additions to the Investment Account. Your Automatic Investment Plan may be terminated at any time without charge or penalty by you, the Fund, the

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Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Accrued Monthly Payout Plan

The dividends of each Fund are reinvested automatically in additional shares. If you maintain an account at the Transfer Agent and desire cash payments, you may enroll in the Accrued Monthly Payout Plan. Under this plan, shares equal in number to shares credited through the automatic reinvestment of dividends during each month are redeemed at net asset value on the last Friday of such month in order to meet the monthly distribution (provided that, in the event that a payment on an account maintained with the Transfer Agent would be $10.00 or less, the payment will be automatically reinvested in additional shares). You may open an Accrued Monthly Payout Plan by completing the appropriate portion of the Purchase Application. Your Accrued Monthly Payout Plan may be terminated at any time without charge or penalty by you, a Fund, the Transfer Agent or the Distributor. If you do not maintain an account directly with the Transfer Agent, you should contact your Financial Advisor.

Systematic Withdrawal Plan

If you maintain an account with the Transfer Agent, you may elect to make systematic withdrawals from your Investment Account by check or through automatic payment by direct deposit to your bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available if you have acquired shares of a Fund having a value, based on cost or the current offering price of $5,000 or more, and monthly withdrawals are available if your shares have a value of $10,000 or more.

At the time of each withdrawal payment, sufficient shares are redeemed from your Investment Account to provide the withdrawal payment specified by you. You may specify either a dollar amount or a percentage of the value of your shares. Redemptions will be made at net asset value determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for withdrawal payment will be mailed, or the direct deposit will be made, on the next business day following redemption. When you make systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. Your Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by you, a Fund, the Transfer Agent or the Distributor. You may not elect to make systematic withdrawals while you are enrolled in the Accrued Monthly Payout Plan. A Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, your original investment will be reduced correspondingly. You are cautioned not to designate withdrawal programs that result in an undue reduction of principal. There are no minimums on amounts that may be systematically withdrawn. Periodic investments may not be made into an Investment Account in which you have elected to make systematic withdrawals.

If your account is not maintained directly with the Transfer Agent, you should contact your Financial Advisor. If your account is currently maintained at a branch office, redemptions via the Systematic Withdrawal Plan will be credited directly to your Merrill Lynch investment account. If you wish to receive a redemption by check, you should contact your Financial Advisor.

Retirement and Education Accounts

Individual retirement accounts, Roth IRAs and other retirement plan accounts (together, “retirement accounts”), and ESAs and Qualified Tuition Program Accounts (together, “education accounts”) are available from Merrill Lynch. Under these plans, investments may be made in a Fund and in certain of the

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other mutual funds sponsored by Merrill Lynch as well as in other securities. There may be fees associated with investing through these accounts. Information with respect to these accounts is available upon request from Merrill Lynch.

Dividends received in each of the accounts referred to above are exempt from Federal taxation until distributed from the account and, in the case of Roth IRAs and education accounts, may be exempt from taxation when distributed as well. Investors considering participating in any retirement or education account should review specific tax laws relating to the particular type of account and consult their attorneys or tax advisers with respect to the establishment and maintenance of any such account.

DETERMINATION OF NET ASSET VALUE

The net asset value of each Fund is determined once daily, immediately after the daily declaration of dividends on each business day during which the NYSE or New York banks are open for business. For all Funds other than the CMA Funds and WCMA Funds, the determination is made as of the close of business on the NYSE (generally 4:00 p.m., Eastern time) or, on days when the NYSE is closed but New York banks are open, at 4:00 p.m., Eastern time, based on prices available at such time. In the case of the CMA Funds and WCMA Funds, the determination is made at 12:00 noon, Eastern time. The net asset value is determined each day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value of each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) is determined under the “penny rounding” method by adding the value of all securities and other assets in a Fund’s portfolio, deducting the Fund’s liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. Each Fund (other than the CMA Tax-Exempt Funds and WCMA Tax-Exempt) values its portfolio securities with remaining maturities of 60 days or less on an amortized cost basis and values its securities with remaining maturities of greater than 60 days for which market quotations are readily available at market value. Other securities held by a Fund are valued at their fair value as determined in good faith by or under the direction of the Board.

Each CMA Tax-Exempt Fund and WCMA Tax-Exempt values its securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months), with the exception of U.S. Government securities and U.S. Government agency securities, which may have remaining maturities of up to 762 days (25 months). Each Fund will invest only in securities determined to be high quality with minimal credit risks.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, a Fund’s net asset value as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an amortized cost basis will be reported to the Trustees by the Manager. In the event the Trustees of a Fund determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including (i) reducing the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund’s capital; (ii) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (iii) withholding dividends; or (iv) establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share,

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the shareholders will contribute proportionately to the Fund’s capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in a Fund.

Since the net income of a Fund (including realized gains and losses on portfolio securities) is determined and declared as a dividend immediately prior to each time the net asset value of a Fund is determined, the net asset value per share of a Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his or her account and any decrease in the value of a shareholder’s investment may be reflected by a decrease in the number of shares in his or her account. See “Dividends and Taxes.”

YIELD INFORMATION

Each Fund computes its annualized yield in accordance with regulations adopted by the Commission by determining the net changes in value, exclusive of capital changes and income other than investment income, for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, subtracting a hypothetical shareholder account charge, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the result by 365 and then dividing by seven. This yield calculation does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

The tax equivalent yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed by dividing that portion of the yield of the Fund (computed as described above) that is tax-exempt by an amount equal to one minus the stated tax rate (normally assumed to be the maximum applicable marginal tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield of the shares of each of CMA Tax-Exempt, WCMA Tax-Exempt and the CMA State Funds is computed in the same manner as the tax equivalent yield, except that the effective yield is substituted for yield in the calculation.

The yield on each Fund’s shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on a Fund’s portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses. The yield on Fund shares for various reasons may not be comparable to the yield on bank deposits, shares of other money market funds or other investments.

See Part I, Section VI “Yield Information” of each Fund’s Statement of Additional Information for recent seven-day yield information relating to your Fund.

On occasion, each Fund may compare its yield to (1) industry average compiled by Donoghue’s Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (2) the average yield reported by the Bank Rate Monitor National IndexTM for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (3) yield data published by industry publications, including Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, U.S. News & World Report, BusinessWeek, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, (4) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding, or (5) historical yield data relating to other central asset accounts similar to the CMA service, in the case of the CMA Funds. As with yield quotations, yield comparisons should not be considered indicative of a Fund’s yield or relative performance for any future.

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A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objective. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of a Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. Each Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of each Fund, the Manager is primarily responsible for the execution of a Fund’s portfolio transactions. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable dealer spread), size of order, difficulty of execution, operational facilities of the firm, and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available. Each Fund’s policy of investing in securities with short maturities will result in high portfolio turnover.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as economic data and market forecasts) to the Manager may receive orders for transactions of the Fund. Information received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

The portfolio securities in which each Fund invests are traded primarily in the over-the-counter (“OTC”) market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, a Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of a Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principals in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principals for their own accounts, the Funds will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions, except pursuant to the exemptive order described below. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis.

The Commission has issued an exemptive order permitting each Fund to conduct principal transactions with Merrill Lynch Government Securities, Inc. (“GSI”) in U.S. Government and U.S. Government agency securities, with Merrill Lynch Money Markets, Inc., a subsidiary of GSI (“MMI”) in certificates of deposit and other short-term money market instruments and commercial paper, and with Merrill Lynch in fixed income securities, including medium-term notes, and municipal securities with remaining maturities of one year or less. This order contains a number of conditions, including conditions designed to ensure that the price to each Fund from GSI, MMI or Merrill Lynch is equal to or better than that available from other sources. GSI, MMI and Merrill Lynch have informed each Fund that they will in no way, at any time, attempt to influence or control the activities of the Fund or the Manager in placing such principal transactions. The exemptive order allows GSI, MMI or Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread from transactions of the type involved. Generally, such spreads do not exceed 0.25% of the principal amount of the securities involved.

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See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for information relating to portfolio transactions engaged in by your Fund for its three most recently completed fiscal years or other relevant periods.

The Board of each Fund has considered the possibility of seeking to recapture for the benefit of the Fund expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting portfolio transactions through affiliated entities, including GSI, MMI and Merrill Lynch. For example, dealer spreads received by GSI, MMI or Merrill Lynch on transactions conducted pursuant to the exemptive order described above could be offset against the management fee payable by each Fund to the Manager. After considering all factors deemed relevant, the Board of each Fund made a determination not to seek such recapture. The Board of each Fund will reconsider this matter from time to time.

Each Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Fund may retain an affiliated entity of the Manager (the “lending agent”) as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. The lending agent may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates. See Part I, Section VII “Portfolio Transactions” of each Fund’s Statement of Additional Information for the securities lending agent fees, if any, paid by your Fund to the lending agent for the periods indicated.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Manager or its affiliates when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which the Manager or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

DIVIDENDS AND TAXES

Dividends

Each Fund declares dividends daily. Dividends are reinvested monthly, in the case of each Fund other than CMA Funds and WCMA Funds, and reinvested daily, in the case of the CMA Funds and WCMA Funds, in additional Fund shares at net asset value. Shares purchased will begin accruing dividends on the day following the date of purchase on the payable date. Dividends that are declared but unpaid will remain in the gross assets of each Fund and will therefore continue to earn income for the Fund’s shareholders. Shareholders will receive monthly statements as to such reinvestments. Shareholders of all the Funds other than CMA Funds and WCMA Funds who liquidate their holdings will receive on redemption all dividends declared and reinvested through the date of redemption. For shareholders of CMA Funds and WCMA Funds who request transactions that settle on a “same day” basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions), the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Funds’ declaration of dividends on that day.

Net income (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus or minus all realized gains and losses on portfolio securities, (iii) less amortization of premiums and the estimated expenses of a Fund applicable to that dividend period.

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Taxes

Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which is distributed to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from a CMA Tax-Exempt Fund or from WCMA Tax-Exempt that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

Each series of a Fund that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a Fund do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year. While each Fund, intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements. The required distributions are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, that pay exempt-interest dividends.

General Treatment of Fund Shareholders

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”) are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Certain dividend income and long term capital gain are eligible for taxation at a reduced rate applicable to non-corporate shareholders for taxable years ending in or prior to 2008. Under these new rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute “qualified dividend income”. Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rates.

Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or

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exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend which constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

If the value of assets held by a Fund declines, the Trustees of a Fund may authorize a reduction in the number of outstanding shares in shareholders’ accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders’ remaining Fund shares, and any shareholders disposing of shares at that time may recognize a capital loss. Except for the CMA Tax-Exempt Funds and WCMA Tax-Exempt, dividends, including dividends reinvested in additional shares of a Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced as described above.

A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Backup withholding may also be required on distributions paid by WCMA Tax-Exempt or a CMA Tax-Exempt Fund, unless such Fund reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely provided to the IRS.

Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the U.S. withholding tax.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Treasury obligations. State law varies as to whether dividend income attributable to United States Treasury obligations is exempt from state income tax.

CMA Tax-Exempt Funds, WCMA Tax-Exempt and Their Shareholders

The CMA Tax-Exempt Funds and WCMA Tax-Exempt intend to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets consists of obligations exempt from

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Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of the Fund’s taxable year.

To the extent that the dividends distributed to any of the CMA Tax-Exempt Fund or WCMA Tax Exempt’s shareholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the CMA Tax-Exempt Funds and WCMA Tax-Exempt, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by one of the CMA Tax-Exempt Funds or WCMA Tax-Exempt.

All or a portion of the CMA Tax-Exempt Funds’ and WCMA Tax-Exempt’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. WCMA Tax-Exempt and the CMA Tax-Exempt Funds will purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by WCMA Tax-Exempt and the CMA Tax-Exempt Funds will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.

CMA State Funds — State Taxes

Dividends paid by each CMA State Fund are subject to the tax laws of the specific state in which a fund invests. For a summary discussion of these state tax laws please see “State Fund Tax Summaries” in Part I of each CMA State Fund’s Statement of Additional Information.

The Appendices to each CMA State Fund’s Statement of Additional Information contain a general and abbreviated summary of the state tax laws for each CMA State Fund as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively

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or retroactively. Shareholders of each CMA State Fund should consult their tax advisers about other state and local tax consequences of their investment in such CMA State Fund.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including WCMA Tax-Exempt or any of the CMA Tax-Exempt Funds) during the taxable year.

Retirement Accounts.

Investment in certain funds is offered to participants in retirement accounts for which Merrill Lynch acts as custodian, participants in Merrill Lynch Basic Plans and RSAs and certain independent qualified plans. Accordingly, the general description of the tax treatment of RICs and their shareholders as set forth above is qualified for retirement accountholders with respect to the special tax treatment afforded such accounts under the Code. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to retirement accountholders.

Generally, distributions from a retirement account (other than certain distributions from a Roth IRA) will be taxable as ordinary income at the rate applicable to the participant at the time of the distribution. For most retirement accounts, such distributions would include (i) any pre-tax contributions to the retirement account (including pre-tax contributions that have been rolled over from another IRA or qualified retirement plan), and (ii) earnings (whether or not such earnings are classified as ordinary income or capital gain dividends). In addition to Federal income tax, participants may be subject to the imposition of a 10% (or, in the case of certain SRA-IRA distributions, 25%) excise tax on any amount withdrawn from a retirement account prior to the participant’s attainment of age 59½, unless one of the exceptions discussed below applies.

Depending on the type of retirement plan, the exceptions to the 10% (or 25%) penalty may include: 1) distributions after the death of the shareholder; 2) distributions attributable to disability; 3) distributions used to pay certain medical expenses; 4) distributions that are part of a scheduled series of substantially equal periodic payments for the life (or life expectancy) of the shareholder or the joint lives (or joint life and last survivor expectancy) of the shareholder and the shareholder’s beneficiary; 5) withdrawals for medical insurance if the shareholder has received unemployment compensation for 12 weeks and the distribution is made in the year such unemployment compensation is received or the following year; 6) distributions to pay qualified higher education expenses of the shareholder or certain family members of the shareholder; and 7) distributions used to buy a first home (subject to a $10,000 lifetime limit).

For Roth IRA participants, distributions, including accumulated earnings on contributions, will not be includible in income if such distribution is made more than five years after the first tax year of contribution and the account holder is either age 59½ or older, has become disabled, is purchasing a first home (subject to the $10,000 lifetime limit) or has died. As with other retirement accounts, a 10% excise tax applies to amounts withdrawn from the Roth IRA prior to reaching age 59½ unless one of the exceptions applies. Such a withdrawal would also be included in income to the extent of earnings on contributions, with distributions treated as made first from contributions and then from earnings.

Under certain limited circumstances (for example, if an individual for whose benefit a retirement account is established engages in any transaction prohibited under Section 4975 of the Code with respect to such account), a retirement account could cease to qualify for the special treatment afforded certain retirement accounts under the Code as of the first day of the taxable year in which such transaction causing disqualification occurred. If a retirement account through which a shareholder holds Fund shares becomes ineligible for special tax treatment, the shareholder will be treated as having received a distribution on such first day of the taxable year from the retirement account in an amount equal to the fair market value of all assets in the account. Thus, a shareholder would be taxed currently on the amount of any pre-tax contributions and previously untaxed dividends held within the account. All shareholders would be taxed on the ordinary income and capital gain dividends paid by the Fund subsequent to the disqualification event, whether such dividends were received in cash or reinvested in additional shares. These ordinary income and capital gain dividends also might be subject to state and local taxes. In the event of retirement

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account disqualification, shareholders also could be subject to the 10% (or 25%) excise tax described above. Additionally, retirement account disqualification may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by the Fund unless a reduced rate of withholding is provided under applicable treaty law.

In certain circumstances, account holders also may be able to make nondeductible contributions to their retirement accounts. As described above, ordinary income dividends and capital gain dividends received with respect to such contributions will not be taxed currently. Unlike the Roth IRA, described above, earnings with respect to these amounts will be taxed when distributed.

Qualified Tuition Program and ESAs.

Investment in Retirement Reserves is also offered to participants in Qualified Tuition Program accounts and ESAs (together, “education accounts”). The general description of the tax treatment of RICs and their shareholders as previously set forth is qualified for education accountholders with respect to the special tax treatment afforded education accounts. Under the Code, neither ordinary income dividends nor capital gain dividends represent current income to shareholders holding shares through an education account.

Distributions from a Qualified Tuition Program account (prior to December 31, 2010) or ESA, including amounts representing earnings on amounts contributed, will not be included in income to the extent they do not exceed the beneficiary’s qualified education expenses, as defined in the Code for purposes of the particular type of account. Education account holders may be subject to a 10% Federal penalty as well as ordinary income tax and any applicable state income tax on the portion of a distribution representing earnings on contributed amounts, if the distribution is not used for qualified education expenses, as defined in the Code for purposes of the particular type of account. Exceptions to the 10% Federal penalty include distributions made on account of the death or disability of the beneficiary of the account and distributions made on account of a scholarship received by the beneficiary, provided the distributions do not exceed the amount of the scholarship. Numerous provisions affecting education accounts are scheduled to expire after December 31, 2010. Unless such provisions are extended, the tax treatment of education accounts and their investors will be significantly altered.

If an education account becomes ineligible for the special tax treatment described above, the shareholder will be currently taxed on amounts representing accumulated earnings on contributions made to the account. Likewise, dividends paid by the Fund subsequently will be currently taxable, whether received in cash or reinvested, and could be subject to state and local taxes. It is possible that the 10% Federal penalty applicable to withdrawals not used for qualified education expenses might also apply. Disqualification of an education account may subject a nonresident alien shareholder to a 30% United States withholding tax on ordinary income dividends paid by a Fund, unless a reduced rate of withholding is provided under applicable treaty law.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, as applied to the particular types of Funds and accounts being described. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in each Fund. Shareholders investing through a retirement account or education account, likewise, should consult a tax advisor with respect to the tax consequences of investing through such an account.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Board of Trustees has delegated to the Manager authority to vote all proxies relating to the Fund’s portfolio securities. The Manager has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of

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one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Manager primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including the Funds, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of the Manager’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Manager’s Legal department appointed by the Manager’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that

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the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager (each, an “Affiliate”), or a money management or other client of the Manager, including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, a “Client”) is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties.

In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Manager has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the extent the Committee deems relevant.
•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor,

II-47

in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.
•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.
•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.
•	Routine proposals related to requests regarding the formalities of corporate meetings.
•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.
•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how a Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held and vote in the election of Trustees and generally on other matters submitted to the vote of shareholders. In the case of Retirement Reserves and the WCMA Funds, each class represents an interest in the same assets of the respective Fund and are identical in all respects, except that each class of shares bears certain expenses related to the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all Trustees of the Fund. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund except under certain limited circumstances set forth in the Fund’s Declaration of Trust.

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There normally will be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may cause a meeting of shareholders to be held in accordance with the terms of the Fund’s Declaration or by-laws, as the case may be. Also, each Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new advisory arrangements, of a material increase in distribution fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Trustees shall continue to hold office from year to year and appoint successor Trustees. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities except for any expenses which may be attributable to only one class, in the case of Retirement Reserves or the CMA Funds. Shares issued are fully-paid and non-assessable by each Fund.

The Declaration of Trust establishing each Fund, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of each Fund refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally, and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their property for the satisfaction of any obligation or claim of the Fund but the “Trust Property” (as defined in the Declaration) only shall be liable.

See Part I, Section VIII “General Information” of each Fund’s Statement of Additional Information for other general information about your Fund.

II-49

Appendix A

DESCRIPTION OF DEBT RATINGS

Commercial Paper and Bank Money Instruments

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F 1 to indicate issues regarded as having the strongest capacity for timely payment. The rating F 2 indicates a satisfaction capacity for timely payment. The rating F 3 indicates an adequate capacity for timely payment.

Corporate Bonds

Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Municipal Notes and Short-term Tax-Exempt Commercial Paper

Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1 indicates the obligor’s capacity to meet its financial obligation is strong; issues that possess extremely strong safety characteristics will be given an A-1+ designation; A-2 indicates that the obligor’s capacity to meet its financial obligation is satisfactory. A Standard & Poor’s rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest. Issues that possess a very strong capacity to pay debt service will be given an “SP-1+“ designation. SP-2,

A-1

the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-l issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Moody’s highest rating for short-term notes and VRDOs is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as indicated by the F-1+ and F-1 categories.

Ratings of Municipal Bonds

Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. The obligor’s capacity to meet its financial obligation is extremely strong. Bonds rated AA differ from the highest rated obligations only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A Standard & Poor’s municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors and insurers of lessees.

Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies the numerical modifier 1 to the classifications Aa through Caa to indicate that Moody’s believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Bonds rated AAA by Fitch denote the lowest expectation of credit risk. Bonds rated AA denote a very low expectation of credit risk. Both ratings indicate a strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to reasonably foreseeable events. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

A-2

WCMA MONEY FUND
PART C: OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number			Description

1		—	Declaration of Trust of the Registrant dated August 30, 2002.(a)

2		—	Revised and effective By-Laws of the Registrant dated November 10, 2004.

3		—	Portions of the Declaration of Trust and By-Laws of the Registrant defining the rights of holders of shares of the Registrant.(b)

4		—	None.

5		—	Unified Distribution Agreement between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).(c)

6		—	None.

7		—	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(d)

8	(a)	—	Form of Administration Agreement between the Registrant and Fund Asset Management, L.P. (the “Manager” or “FAM”).(e)

	(b)	—	Form of Unified Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(j)

	(c)	—	Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(f)

	(d)	—	Form of Fee Waiver/Expense Reimbursement Agreement for the Registrant’s Class 2, Class 3 and Class 4 shares.(e)

9		—	Opinion of Sidley Austin Brown & Wood LLP, counsel to the Registrant.(e)

10		—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.

11		—	None.

12		—	Certificate of FAM.(e)

13	(a)	—	Unified Class 1 Shares Distribution Plan of the Registrant.(e)

	(b)	—	Unified Class 2 Shares Distribution Plan of the Registrant.(e)

	(c)	—	Unified Class 3 Shares Distribution Plan of the Registrant.(e)

	(d)	—	Unified Class 4 Shares Distribution Plan of the Registrant.(e)

14		—	Rule 18f-3 Plan.(e)

15		—	Code of Ethics for Registrant.(h)

16		—	Power of Attorney.(i)

(a)	Filed on September 10, 2002 as an exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 333-99387) under the Securities Act of 1933 (the “Registration Statement”).
(b)	Reference is made to Article I, Article II, Section 2.3 and Articles III, IV, V, VI, VII, VIII, IX and X and Appendices A and B of the Registrant’s Declaration of Trust, filed as Exhibit 1 to this Registration Statement; and to Articles I, VI, VII and VIII of the Registrant’s By-Laws, filed as an exhibit to the Registrant’s Registration Statement.
(c)	Incorporated by reference to an exhibit to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A of CMA Money Fund (File No. 2-59311) filed on July 23, 2003.
(d)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-49873) filed on October 30, 2001.
(e)	Filed on March 20, 2003 as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement.
(f)

Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.

(g)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-48929), filed on July 24, 2002.
(h)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(i)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Merrill Lynch Global Allocation Fund, Inc. (File No. 33-22462) filed on February 14, 2005.
(j)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc., (File No. 2-62329), filed on January 14, 2005.

Item 24.    Persons Controlled by or under Common Control with the Registrant.

          The WCMA Money Fund is a controlling person of Master Money Trust. It is not under common control with any other person. As of June 13, 2005, the Fund owned 52.00% and CMA Money Fund owned 48.00% of the beneficial interests in the Trust. The Trust is organized under the laws of the State of Delaware.

Item 25.    Indemnification.

          Reference is made to Articles Section 4.3 of the Registrant’s Declaration of Trust, Article IV of the Registrant’s Administration Agreement and Section 7 of the Registrant’s Unified Distribution Agreement.

          Section 4.3 of the Registrant’s Declaration of Trust provides as follows:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

          (i)  every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, to the fullest extent permitted by law (including the Investment Company Act of 1940, as amended (the “Investment Company Act”) as currently in effect or as hereafter amended, against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

          (ii)  the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

          (i)  against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office;

          (ii)  with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or

          (iii)  in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

          (A)  by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (B)  by written opinion of legal counsel chosen by the Trustees and determined by them in their reasonable judgment to be independent.

           (c)  The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law.

           (d)  Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 4.3, provided that either:

          (i)  such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (ii)  a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 4.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 4.3 a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

Section 9.3(b) of the Registrant’s Declaration of Trust provides as follows:

          (b)  Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability or limit the rights to indemnification provided in Section 4.3 of the present or former Shareholders, Trustees or officers of the Trust.

          The Registrant’s By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 4.3 of the Declaration of Trust for actions based upon the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

          In Article IV of the Administration Agreement, the Registrant agrees to indemnify the Administrator for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management and administration of the Registrant, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

          In Section 7 of the Unified Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “Securities Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

           Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of the Manager.

          FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

          Merrill Lynch Investment Managers, L.P. (“MLIM”), an affiliate of the Manager, acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies and also acts as subadviser to certain other portfolios.

          The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLIM, Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of FAM Distributors, Inc. (“FAMD”), is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Merrill Lynch & Co., Inc. (“ML & Co.”) is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund’s transfer agent, Financial Data Services, Inc. (“FDS”), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

          Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 2002 for his or its own account or in the capacity of director, officer, employee, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies for which the Manager, MLIM or an affiliate acts as the investment adviser, Mr. Doll is an officer of one or more such companies.

Name	Position(s) with the Manager	Other Substantial Business, Profession, Vocation or Employment
ML & Co.	Limited Partner	Financial Services Holding Company; Limited Partner of MLIM

Princeton Services	General Partner	General Partner of MLIM

Robert C. Doll, Jr.	President	President of MLIM/FAM-advised funds; President of MLIM; Co-Head (Americas Region) of MLIM from 1999 to 2001; President and Director of Princeton Services; President of Princeton Administrators; Chief Investment Officer of OppenheimerFunds, Inc., in 1999 and Executive Vice President thereof from 1991 to 1999

Donald C. Burke	First Vice President and Treasurer	First Vice President and Treasurer of MLIM; Senior Vice President, Director and Treasurer of Princeton Services; Vice President of FAMD

Andrew J. Donohue	General Counsel	Senior Vice President of MLIM; Senior Vice President, Director and General Counsel of Princeton Services; President of FAMD

Alice A. Pellegrino	Secretary	Secretary of MLIM, Princeton Services and FAMD

Item 27.    Principal Underwriters.

          (a)  Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also &ltR&gt acts as the principal underwriter for each of the following open-end investment companies: CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; ten other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; WCMA Government Securities Fund, WCMA Tax-Exempt Fund and WCMA Treasury Fund, and also acts as the principal underwriter for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Capital and Income Strategies Fund., Inc, Corporate High Yield Fund, Inc., Corporate High Yield Fund III, Inc., Corporate High Yield Fund V, Inc., Corporate High Yield Fund VI, Inc., Debt Strategies Fund, Inc., Master Senior Floating Rate Trust, MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., Muni Intermediate Duration Fund, Inc., Muni New York Intermediate Duration Fund, Inc., MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings Florida Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniYield Arizona Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield Michigan Insured Fund II, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Pennsylvania Insured Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Preferred Income Strategies Fund, Inc., Preferred and Corporate Income Strategies Fund and Senior High Income Portfolio, Inc. Merrill Lynch acts as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

(b)  Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080.

Name	Position(s and Office(s) with Merrill Lynch	Position(s) and Office(s) with Registrant
E. Stanley O’Neal	Chairman of the Board, Chief Executive Officer and Director	None

Rosemary T. Berkery	Executive Vice President and General Counsel	None

Ahmass L. Fakahany	Chief Financial Officer and Executive Vice President	None

James B. Gorman	Executive Vice President	None

Judith A. Witterschein	Secretary and First Vice President	None

          (c)  Not applicable.

Item 28.    Location of Accounts and Records.

          All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Item 29.    Management Services.

          Other than as set forth under the caption “Management of the Funds — Fund Asset Management” in the Prospectus constituting Part A of the Registration Statement and under the caption “Management and Advisory Arrangements” in Part I and “Management and Other Service Arrangements” in Part II of the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related services contract.

Item 30.    Undertakings.

          (a)  Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of July, 2005.

WCMA MONEY FUND (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	ROBERT C. DOLL, JR.* (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Trustee

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	RONALD W. FORBES* (Ronald W. Forbes)	Trustee

	CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

	JEAN MARGO REID* (Jean Margo Reid)	Trustee

	ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

	RICHARD R. WEST* (Richard R. West)	Trustee

	EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee

* By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		July 28, 2005

SIGNATURES

           Master Money Trust has duly caused this Registration Statement of WCMA Money Fund to be signed on its behalf by the undersigned, thereto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 28th day of July, 2005.

MASTER MONEY TRUST (Registrant)

By:	/s/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

	Signature	Title	Date

	ROBERT C. DOLL, JR.* (Robert C. Doll, Jr.)	President (Principal Executive Officer) and Trustee

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	RONALD W. FORBES* (Ronald W. Forbes)	Trustee

	CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

	JEAN MARGO REID* (Jean Margo Reid)	Trustee

	ROSCOE S. SUDDARTH* (Roscoe S. Suddarth)	Trustee

	RICHARD R. WEST* (Richard R. West)	Trustee

	EDWARD D. ZINBARG* (Edward D. Zinbarg)	Trustee

* By:	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact)		July 28, 2005

EXHIBIT INDEX

Exhibit Number		Description
2	—	Revised and Effective By-laws of the Registrant, dated November 10, 2004
10	—	Consent of Deloitte & Touche LLP, independent registered public accounting firm for the Registrant.